As filed with the Securities and Exchange Commission on February 19, 2026

Securities Act Registration No. 333-289054

Investment Company Registration No. 811-24110

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

[X] UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 3

and/or

REGISTRATION STATEMENT

[X] UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 3

Capital Group KKR U.S. Equity+

(Exact Name of Registrant as Specified in the Declaration of Trust)

6455 Irvine Center Drive

Irvine, California 92618-4518

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael R. Tom, Secretary

Capital Group KKR U.S. Equity+

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies of Communications to:

David Sullivan, Esq.

Keith MacLeod, Esq.

Ropes & Gray LLP

800 Boylston Street

Prudential Tower

Boston, Massachusetts 02199

Approximate Date of Proposed Public Offering:

It is proposed this filing become effective on February 20, 2026.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☒	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

Capital Group KKR U.S. Equity+ Prospectus Dated February 20, 2026

Class	A	A-2	A-3	F-2	F-3	R-6
	USEPX	USEUX	USEJX	USEAX	USEFX	RUSGX

The fund Capital Group KKR U.S. Equity+ (the “fund”) is a nondiversified, closed-end management investment company that continuously offers its common shares and is operated as an “interval fund.”

Investment adviser The fund’s investment adviser is Capital Research and Management Company (the “ investment adviser”). The investment adviser is registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

Securities offered The fund is offering, pursuant to this prospectus, Class A, Class A-2, Class A-3, Class F-2, Class F-3 and Class R-6 shares. Each share class represents an investment in the same portfolio of investments, but each class has its own expense structure and arrangements for shareholder services or distribution, which allows you to choose the class that best fits your situation and eligibility requirements. See “Choosing a share class.” Under the fund’s organizational documents, it is authorized to issue an unlimited number of shares. The fund is offering to sell its shares on a continuous basis.

Investment objective The fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the fund will achieve its investment objective, and you may lose money by investing in the fund. The fund’s investment objective is not a fundamental policy and may be changed by a vote of the fund’s board, without shareholder approval.

Investment strategies The fund seeks to achieve its investment objective by investing in both publicly traded and private equity securities that the investment adviser believes have the potential for appreciation. Private equity securities will generally mean non-publicly traded, equity securities and equity-type securities, including units offered by KKR Private Equity Conglomerate LLC (“K-PEC”) and securities purchased through co-investments, as described further below. “Equity-type securities” are investments that represent an ownership interest in a company or otherwise have economic characteristics similar to equity securities including, but not limited to, preferred stocks, convertible preferred stocks, convertible bonds and warrants. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies in the United States, as described further below. This policy is subject to change only upon 60 days’ prior written notice to shareholders.

The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities.

With respect to the fund’s investments in publicly traded equity securities, the fund expects to invest primarily in the securities of large and mid-capitalization issuers; however, it may also invest in smaller issuers.

The fund will normally invest in private equity securities pursuant to two primary strategies: (i) investments in K-PEC and (ii) co-investments alongside K-PEC or one or more other KKR Vehicles (defined below) that pursue private equity strategies. K-PEC is a limited liability company under the laws of the state of Delaware and is a holding company that primarily seeks to acquire, own and control portfolio companies through joint ventures with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation. The fund expects to invest in K-PEC through K-PEC's continuous private offering of its limited liability company units on a monthly basis. The fund’s investment in K-PEC is an illiquid investment that may only be redeemed, if at all, during quarterly share repurchases that K-PEC makes to its unitholders and that are limited to no more than 5% of K-PEC’s aggregate NAV per quarter.

Normally, the fund expects to invest approximately 30% of its net assets in K-PEC and approximately 10% of its net assets in co-investments. The fund may also attain exposure to private equity securities through investments in one or more other KKR Vehicles that pursue private equity strategies. The funds, investment vehicles and accounts managed, now or in the future, by KKR or any of their respective affiliates (excluding for this purpose, KKR proprietary entities), including funds, investment vehicles and accounts pursuing the following strategies: private equity (including growth equity, impact, and core strategies), credit (including (i) leveraged credit strategies, including leveraged loan, high-yield bond, opportunistic credit and revolving credit strategies, and (ii) alternative credit strategies, including strategic investments and private credit strategies such as direct lending and private opportunistic credit (or junior mezzanine debt) acquisition strategies) and real asset strategies (including real estate, energy and infrastructure strategies), are collectively referred to herein as “KKR Vehicles.”

The fund’s allocations between public and private equity securities, as well as the fund’s allocations between investments in K-PEC and co-investments, may fluctuate, at times significantly and/or for an extended period, depending on various factors, including market and economic conditions, appreciation or depreciation of portfolio holdings, availability of private equity investment opportunities, and fund subscription and repurchase activity.

For purposes of the fund’s investment strategies, including the fund’s 80% investment policy, “equity securities” include, but are not limited to, (i) direct investments in publicly traded or privately traded equity interests of companies, including, but not limited to, common stocks, preferred stocks, and depositary receipts and securities convertible or exchangeable for common stock, preferred stock, or depositary receipts; (ii) investments and co-investments in various types of operating companies, holding companies and business ventures, including partnerships and business development companies, through the acquisition of equity or equity-like securities or interests in special purpose vehicles that acquire the securities of privately-owned companies; (iii) indirect investments in equity of companies through investing in other vehicles, including alternative investment funds and exchange-traded funds, partnerships, limited liability companies, operating companies, and/or holding companies that invest directly or indirectly in public or private equity securities or similar interests; and (iv) derivative or other synthetic instruments with economic characteristics similar to equity securities.

In addition, in determining whether an investment is made in a particular country or geographic region, including for purposes of the fund’s 80% investment policy, the fund’s investment adviser will generally look to, in the case of equity securities, the domicile of the issuer, based on the determination of MSCI Inc. (“MSCI”). In certain circumstances (including, but not limited to, when relevant data is unavailable or the nature of a holding warrants special considerations), the investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

For the avoidance of doubt, the fund’s investment in K-PEC and the fund’s co-investments are deemed to be equity securities, and the fund’s investment in K-PEC, and any co-investments providing investment exposure to issuers domiciled in the United States, are deemed to be investments in companies in the United States.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case. In addition, while the fund may invest in any industry or sector, the fund intends to invest meaningfully in one or more KKR Vehicles and, in effect, concentrate in the financial services group of industries by investing more than 25% of its total assets in the securities of companies that are principally engaged in such industries. For purposes of this investment policy, the “financial services group of industries” includes companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, private equity, insurance, financial investment, real estate and mortgage finance, and also companies operating as financial conglomerates. The fund’s investment in K-PEC is deemed to be an investment in the financial services group of industries.

Interval fund/repurchase offers The fund is an “interval fund,” a type of fund that, in order to provide liquidity to the fund’s shareholders, conducts periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value (“NAV”). The fund currently conducts quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances, subject to approval of the board. The fund expects its first repurchase offer to be issued in August 2026 or no later than the second full calendar quarter after the date that the fund’s registration statement becomes effective.

When a repurchase offer commences, the fund will send written notice to each shareholder at least twenty-one (21) days and no more than forty-two (42) days before the date by which shareholders can tender their shares in response to a repurchase offer (the “Repurchase Request Deadline”). The repurchase price will be the NAV of the fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days thereafter (or the next business day if the fourteenth day is not a business day). The fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date. It is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. See “Principal risks – Repurchase offers risk” and “Periodic repurchase offers.”

Investment risks Investors should carefully consider the fund’s risks and investment objective, as an investment in the fund may not be appropriate for all investors and is not designed to be a complete investment program. Because of the risks associated with the fund’s investments in publicly and privately traded equity securities, K-PEC or other KKR Vehicles and private equity co-investments, an investment in the fund involves a high degree of risk, including the risk that you may lose money. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s investment objectives and personal financial situations and (ii) consider factors such as an investor’s net worth, income, age, risk tolerance, and liquidity needs. Investment should be avoided where an investor has a short-term investing horizon and/or cannot bear the loss of some or all of their investment. It is possible that investing in the fund may result in a loss of some or all of the amount invested. Before buying any of the fund’s shares, you should carefully consider the information mentioned below together with all of the other information contained in this prospectus, including the discussion of the “Principal risks” beginning on page 22 of this prospectus.

· An investment in the fund is suitable only for investors who can bear the risks associated with the limited liquidity of the fund and should be viewed as a long-term investment.

· The fund’s shares have no history of public trading, nor are they listed for trading on any national securities exchange. No secondary trading market is expected to develop for the shares and liquidity for the shares will be provided only through repurchase offers at net asset value. There is no guarantee that an investor will be able to sell all the shares the investor desires to sell in a repurchase offer. Due to these restrictions, an investor should consider an investment in the fund to be illiquid.

· Because the fund is newly organized, it has no operating history.

· There is no assurance that the fund will be able to make any distributions or maintain a certain level of distributions to shareholders.

· An investor investing in Class A shares will pay a sales load of up to 5.75% on the amounts it invests. If you pay the maximum aggregate 5.75% for sales load, you must experience a total return on your net investment of 6.10% in order to recover these expenses.

· An investor investing in Class A-2 shares will pay a sales load of up to 3.50% on the amounts it invests. If you pay the maximum aggregate 3.50% for sales load, you must experience a total return on your net investment of 3.63% in order to recover these expenses.

· The fund’s interests in K-PEC or other KKR Vehicles and in private equity co-investments are generally illiquid and often provide only limited or no withdrawal rights. For example, the interests in K-PEC may only be redeemed during periodic repurchase offers pursuant to which K-PEC repurchases limited amounts of its outstanding units at the discretion of K-PEC or its manager. K-PEC may accept less than the amount of units of K-PEC that the fund tenders in a repurchase offer. In addition, the fund’s private equity co-investments may require the consent of KKR to be sold and any such sales could occur at a discount. If the investment adviser seeks to sell its interest in K-PEC or in co-investments, the fund may be unable to sell such interest quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time, or to accept a lower price for a more expeditious sale.

· When the fund invests in private vehicles that are not registered as investment companies, the fund will not have the benefit of certain protections afforded to investors in registered investment companies and may have limited information about the identity, value, or performance of the private vehicle’s investments. Additionally, the private vehicles in which the fund may invest may have limited operating histories.

· Costs associated with investments in private equity are generally greater than those of investments in other asset classes. Furthermore, in addition to bearing their portion of the fund’s fees and expenses, shareholders in the fund will indirectly bear a portion of the asset-based fees, incentive fees and other expenses incurred by the fund as an investor in K-PEC or other KKR Vehicles and in co-investments (the “Underlying Investments”). As a result, to the extent an investor in the fund has direct access to the Underlying Investments, such investor may be subject to higher operating expenses as a shareholder in the fund than if he or she invested in an Underlying Investment directly or in a closed-end fund that did not invest in underlying private vehicles. Incentive fees, also referred to herein as “performance participation allocations,” in the case of K-PEC or other KKR Vehicles, or “carried interest,” in the case of co-investments, represent a share of the returns of the fund’s Underlying Investments, as applicable, that are payable to KKR to incentivize excess returns and create an alignment of interests. Incentive fees are paid to KKR where an investment delivers returns in excess of a specified hurdle. Such fees will reduce the net realized returns of the Underlying Investments, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees. The incentive fees may be paid on an Underlying Investment even if other investments of the fund (including other Underlying Investments) deliver negative returns.

· The fund’s Underlying Investments may be difficult to value because it may be relatively difficult for the fund to obtain current and reliable valuations of K-PEC and underlying co-investment vehicles, which do not publish daily NAVs, and the portfolio companies in which they invest. The fund’s investment adviser generally relies on valuations provided by KKR (as manager or general partner of the Underlying Investments, as the case may be) in determining its own fair valuation of those investments. When appropriate, the adviser may adjust these valuations to reflect current and relevant information known at the time, including material events affecting the issuer or broader market conditions. Prospective investors should be aware that situations involving uncertainties as to valuation of assets held by the fund could have an adverse effect on the returns of the fund.

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. The fund’s shares are sold at a public offering price equal to their NAV per share, plus a sales charge where applicable. See “Sales Charges.”

	Price to Public	Maximum Front-End Sales Load[1,2]	Proceeds to the fund
Per Class A Share	At current NAV, plus sales load of up to 5.75%, if applicable	5.75%	Amount invested at current NAV
Per Class A-2 Share	At current NAV, plus sales load of up to 3.50%, if applicable	3.50%	Amount invested at current NAV
Per Class A-3 Share	At current NAV	None	Amount invested at current NAV
Per Class F-2 Share	At current NAV	None	Amount invested at current NAV
Per Class F-3 Share	At current NAV	None	Amount invested at current NAV
Per Class R-6 Share	At current NAV	None	Amount invested at current NAV

1 For Class A shares, the maximum sales charge is 5.75% of the amount invested. For Class A-2 shares, the maximum sales charge is 3.50% of the amount invested. Class A-3, Class F-2, Class F-3 and Class R-6 shares are not subject to front-end sales charges imposed by the fund or its distributor. The table assumes the maximum sales load is charged. If you buy any class of shares of the fund through certain financial intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial advisor for additional information. The minimum amount to establish an account is normally $1,000 for all share classes except Class F-3 shares held and serviced by the fund’s transfer agent, which are subject to a minimum of $1 million. The minimum to add to an account is $50 for all share classes. See “Sales Charges.”

2 Investments in Class A shares of $1,000,000 or more will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase. Investments in Class A-2 shares of $750,000 or more will be subject to a 2.00% contingent deferred sales charge if the shares are sold within 12 months of purchase.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. It sets forth concisely the information about the fund that a prospective investor ought to know before investing in the fund.

The fund has filed with the SEC a Statement of Additional Information (“SAI”), dated February 20, 2026, containing additional information about the fund. The SAI is incorporated by reference into this prospectus, which means it is part of this prospectus for legal purposes. The fund will also produce both annual and semi-annual reports that will contain important information about the fund. Copies of the SAI and the fund’s most recent annual and semi-annual reports, when available, may be obtained upon request, without charge, by contacting American Funds Service Company®, (800) 421-4225. The SAI, the annual reports and the semi-annual reports will be made available free of charge on the fund’s website at capitalgroup.com. Information on, or accessible through, the fund’s website is not a part of, and is not incorporated into, this prospectus.

You may review information about the fund, including the SAI and other material information incorporated by reference into the fund’s registration statement, on the EDGAR Database on the SEC’s Internet site at www.sec.gov.

You should rely only on the information contained or incorporated by reference in this prospectus. The fund has not authorized anyone to provide you with inconsistent information. If anyone provides you with inconsistent information, you should not assume that the fund has authorized or verified it. The fund is not making an offer of its shares in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The fund’s business, financial condition, results of operations and prospects may have changed since that date. The fund’s shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should not construe the contents of this prospectus as legal, tax or financial advice. You should consult your own professional advisers as to legal, tax, financial or other matters relevant to the suitability of an investment in the fund.

Table of Contents

Prospectus Summary 1

Summary of fund expenses 8

Financial highlights 11

The fund 11

Use of proceeds 11

Investment objective, strategies and principal risks 12

Management and organization 56

Purchase and exchange of shares 61

Transactions through intermediaries 63

Choosing a share class 64

Sales charges 65

Sales charge reductions and waivers 69

Rollovers from retirement plans to IRAs 75

Plans of distribution 76

Other compensation to dealers 77

Fund expenses 78

Periodic repurchase offers 79

Dividend reinvestment plan 83

Description of capital structure and shares 85

Anti-takeover and other trust provisions 86

Distributions and taxes 88

General information 89

Prospectus summary This is only a summary. This summary may not contain all of the information that you should consider before investing in shares of the fund. You should review the more detailed information contained in this prospectus and in the SAI. In particular, you should carefully read the risks of investing in the fund’s shares, as discussed under “Principal risks.”

The fund — Capital Group KKR U.S. Equity+ is a newly organized, non-diversified, closed-end management investment company that continuously offers shares. The fund is operated as an “interval fund” (as defined below).

Investment objective — The fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the fund will achieve its investment objective, and you may lose money by investing in the fund. The fund’s investment objective is not a fundamental policy and may be changed by a vote of the fund’s board, without shareholder approval.

Investment strategies — The fund seeks to achieve its investment objective by investing in both publicly traded and private equity securities that the investment adviser believes have the potential for appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies in the United States. This policy is subject to change only upon 60 days’ prior written notice to shareholders.

The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities.

With respect to the fund’s investments in publicly traded equity securities, the fund expects to invest primarily in the securities of large and mid-capitalization issuers; however, it may also invest in smaller issuers.

The fund will normally invest in private equity securities pursuant to two primary strategies: (i) investments in KKR Private Equity Conglomerate LLC (“K-PEC”) and (ii) co-investments alongside K-PEC or one or more other KKR Vehicles that pursue private equity strategies. K-PEC is a limited liability company under the laws of the state of Delaware and is a holding company that primarily seeks to acquire, own and control portfolio companies through joint ventures with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation. The fund expects to invest in K-PEC through K-PEC's continuous private offering of its limited liability company units on a monthly basis. Normally, the fund expects to invest approximately 30% of its net assets in K-PEC and approximately 10% of its net assets in co-investments. The fund may also attain exposure to private equity securities through investments in one or more other KKR Vehicles that pursue private equity strategies. Private equity investments are typically made in private or public companies through privately negotiated transactions and generally involve equity-related finance intended by the private equity sponsor (in this case, KKR) to bring about some kind of change in an operating company.

The fund will have significant exposure to private equity investments of KKR. The fund’s allocations between public and private equity securities, as well as the fund’s allocations between investments in K-PEC and co-investments, may fluctuate, at times significantly and/or for an extended period, depending on various factors, including market and

1     Capital Group KKR U.S. Equity+ / Prospectus

economic conditions, appreciation or depreciation of portfolio holdings, availability of private equity investment opportunities, and fund subscription and repurchase activity.

For purposes of the fund’s investment strategies, including the fund’s 80% investment policy, “equity securities” include, but are not limited to, (i) direct investments in publicly traded or privately traded equity interests of companies, including, but not limited to, common stocks, preferred stocks, and depositary receipts and securities convertible or exchangeable for common stock, preferred stock, or depositary receipts; (ii) investments and co-investments in various types of operating companies, holding companies and business ventures, including partnerships and business development companies, through the acquisition of equity or equity-like securities or interests in special purpose vehicles that acquire the securities of privately-owned companies; (iii) indirect investments in equity of companies through investing in other vehicles, including alternative investment funds and exchange-traded funds, partnerships, limited liability companies, operating companies, and/or holding companies that invest directly or indirectly in public or private equity securities or similar interests; and (iv) derivative or other synthetic instruments with economic characteristics similar to equity securities.

In addition, in determining whether an investment is made in a particular country or geographic region, including for purposes of the fund’s 80% investment policy, the fund’s investment adviser will generally look to, in the case of equity securities, the domicile of the issuer, based on the determination of MSCI. In certain circumstances (including, but not limited to, when relevant data is unavailable or the nature of a holding warrants special considerations), the investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

For the avoidance of doubt, the fund’s investment in K-PEC and the fund’s co-investments are deemed to be equity securities, and the fund’s investment in K-PEC, and any co-investments providing investment exposure to issuers domiciled in the United States, are deemed to be investments in companies in the United States.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case. In addition, while the fund may invest in any industry or sector, the fund intends to invest meaningfully in one or more KKR Vehicles and, in effect, concentrate in the financial services group of industries by investing more than 25% of its total assets in the securities of companies that are principally engaged in such industries. For purposes of this investment policy, the “financial services group of industries” includes companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, private equity, insurance, financial investment, real estate and mortgage finance, and also companies operating as financial conglomerates. The fund’s investment in K-PEC is deemed to be an investment in the financial services group of industries.

Access to private equity through KKR

Kohlberg Kravis Roberts & Co. L.P. (together with its subsidiaries, “KKR”) is a leading global investment firm with an extensive history of leadership, innovation and investment excellence in private equity markets.

Capital Group KKR U.S. Equity+ / Prospectus     2

The fund provides shareholders with access to K-PEC and potentially other KKR Vehicles and opportunities to participate in co-investments sourced by KKR alongside KKR Vehicles that are generally unavailable to the broad investing public. The investment adviser maintains sole investment discretion as to whether, and to what extent, the fund will invest in K-PEC or another KKR Vehicle or in co-investment opportunities sourced by KKR. KKR does not furnish investment advice to the investment adviser or the fund with respect to such investments. KKR is not a sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate of the fund.

The investment adviser expects to obtain investment exposure to private equity through K-PEC or other KKR Vehicles and KKR co-investment opportunities without considering available third-party investment vehicles managed by managers other than KKR. By investing in K-PEC or other KKR Vehicles and in co-investments sourced by KKR, the fund seeks to benefit from the investment expertise, investment personnel, risk management systems, valuation protocols and operational and compliance programs of KKR. It is important that potential investors in the fund understand the fund’s exposure to K-PEC or other KKR Vehicles and KKR co-investment opportunities as described below and be willing to assume the associated risks. See “Conflicts of Interest” in the SAI for additional information.

The offering — The fund offers six separate classes of shares: Class A, Class A-2, Class A-3, Class F-2, Class F-3 and Class R-6 shares.

Class A shares, Class A-2 shares and Class A-3 shares are primarily offered to retail investors by broker-dealers which are members of FINRA and which have agreements with the fund’s distributor. Such broker-dealers may impose transaction charges in addition to those described in this prospectus.

Class F shares may generally be purchased only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the distributor. Class F-2 and Class F-3 shares may also be available on brokerage platforms of firms that have agreements with the distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. In addition, upon approval by an officer of the investment adviser, Class F-3 shares are available to institutional investors, which include, but are not limited to, foreign investment companies, charitable organizations, governmental institutions and corporations.

Class R-6 shares are generally available only to retirement plans established under Internal Revenue Code (the “Code”) Sections 401(a), 403(b) or 457, to collective investment trusts and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R-6 shares are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. For additional information regarding your retirement plan, please contact your employer or plan administrator.

3     Capital Group KKR U.S. Equity+ / Prospectus

The fund has been granted exemptive relief from the SEC that permits the fund to issue multiple classes of shares and to impose asset-based distribution fees and early-withdrawal fees.

Each share class of the fund is offered on a continuous basis at net asset value. Class A shares are offered on a continuous basis at net asset value per share, plus a maximum sales load of 5.75%, and a maximum deferred sales load of 1.00%. Class A-2 shares are offered on a continuous basis at net asset value per share, plus a maximum sales load of 3.50% and a maximum deferred sales load of 2.00%. Proceeds from the offering will be held by the fund’s custodian. While neither the fund nor the distributor imposes a sales load on Class A-3 shares, if you buy Class A-3 shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information. Class F-2, Class F-3, and Class R-6 shares have equal rights and privileges with each other.

The fund and the fund’s distributor reserve the right to reject a purchase order for any reason. Shareholders do not have the right to redeem their shares. However, as described below, in order to provide some liquidity to shareholders, the fund conducts repurchase offers of 5% to 25% of its outstanding shares at NAV. The fund currently intends to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances, subject to approval of the board.

Minimum investment — The minimum amount to establish an account is normally $1,000 for all share classes other than Class F-3 shares held and serviced by the fund’s transfer agent, which are subject to a minimum of $1 million. The minimum to add to an account is $50 for all share classes. See “Purchase and exchange of shares.”

Periodic repurchase offers — The fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make offers to repurchase between 5% and 25% of its outstanding shares at net asset value. Subject to applicable law and approval of the board, for each repurchase offer, the fund currently expects to offer to repurchase 5% of the fund’s outstanding shares at net asset value. The fund will initially make quarterly repurchase offers. Written notification of each quarterly repurchase offer will be sent to shareholders at least twenty-one (21) days and no more than forty-two (42) days before the date by which shareholders can tender their shares in response to a repurchase offer (the “Repurchase Request Deadline”). The fund’s shares are not listed on any securities exchange, and the fund anticipates that no secondary market will develop for its shares. Accordingly, you may not be able to sell shares when and/or in the amount that you desire. Thus, the shares are appropriate only as a long-term investment. In addition, the fund’s repurchase offers may subject the fund and shareholders to special risks. See “Principal risks – Repurchase offers risk.” For example, it is possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased.

Leverage — The fund does not expect to borrow or issue debt securities (collectively, “borrowings”) to enhance returns. However, the fund may borrow for temporary and/or extraordinary purposes. For any such borrowing, the fund will comply with the provisions of the Investment Company Act of 1940, as amended (the “1940 Act”) governing capital structure and leverage on an aggregate basis such that the aggregate amount of borrowings will not exceed 33⅓% of the total assets of the fund on an aggregate basis, less all liabilities and indebtedness not represented by senior securities of the fund on an aggregate basis, immediately after such borrowings.

Capital Group KKR U.S. Equity+ / Prospectus     4

Investment adviser Capital Research and Management Company serves as the investment adviser of the fund. The investment adviser is registered as an investment adviser with the SEC under the Advisers Act.

Capital Research and Management Company, an experienced investment management organization founded in 1931, also serves as the investment adviser to other funds, including other Capital Group KKR Public-Private+ Funds (“PPS Funds”), the American Funds and the Capital Group exchange-traded funds (ETFs). Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets.

Investment process — The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments, including decisions as to overall portfolio construction and the relative allocation of fund assets to public and private equities. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. As it relates to the fund’s investments in public equities, the investment adviser believes that an important way to accomplish this is through fundamental research, which may include analysis of general economic conditions and various quantitative measures and meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser seeks to reallocate the fund’s portfolio to opportunistically emphasize those investments, categories of investments and sector and geographic exposures believed to be best suited to contribute to the achievement of the fund’s investment objective under the market conditions existing at the time of investment.

The investment adviser’s investment decisions relating to K-PEC or other KKR Vehicles and co-investments will be based primarily on portfolio construction considerations and whether such investments are consistent with, and are expected to help the fund achieve, the fund’s investment objective and strategies. Portfolio construction considerations refer to key factors evaluated by the investment adviser in seeking a mix of investments in the fund’s portfolio that aligns with the fund’s objective while managing portfolio risks. Such factors include, but are not limited to, asset allocation; diversification; industry, sector and geographic exposure; valuation; investment style

5     Capital Group KKR U.S. Equity+ / Prospectus

(such as value and growth); liquidity; and thematic investment considerations. The investment adviser’s consideration of an investment decision in light of such factors will be informed by publicly available information (including information contained in periodic reports of K-PEC or other KKR Vehicles, as applicable, filed with the SEC) and other limited information provided by KKR (such as an issuer’s sector, industry, geography, valuation and investment style, in the case of co-investments). As it relates to the fund’s co-investments, the investment adviser does not conduct independent diligence; rather, the investment adviser will make investment decisions based on the investment diligence conducted by KKR and its affiliates which, based on the facts and circumstances applicable to the portfolio company, might entail evaluation of important and complex business, financial, tax, accounting, legal and other issues as well as ongoing portfolio monitoring. The investment adviser does not generally expect to supplement or independently verify the information provided by KKR or its affiliates relating to co-investment opportunities. KKR will not, however, provide to the fund or the investment adviser any investment advice regarding K-PEC or other KKR Vehicles or co-investment opportunities. See below the risk factor captioned “Investing in KKR co-investment opportunities” for additional details regarding the investment process for co-investments.

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to the fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Distributions — Distributions of net investment income, if any, generally are declared and paid at least semi-annually by the fund. Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company.

Capital gains, if any, are usually distributed in June and December. When a dividend or capital gain is distributed, the fund’s net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of the fund, or you may elect to receive them in cash.

Distributor, custodian and transfer agent — Capital Client Group, Inc. serves as the fund’s principal underwriter and distributor. The Bank of New York Mellon Corporation serves as the primary custodian of the fund’s assets. American Funds Service Company, a wholly owned subsidiary of the investment adviser, serves as the fund’s transfer agent and, in such capacity, maintains the records of shareholder accounts, processes purchases and repurchases of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions.

Unlisted closed -end fund structure; limited liquidity — The fund will not list its shares for trading on any securities exchange. There is currently no secondary market for its shares and the fund does not expect any secondary market to develop for its shares. Shareholders of the fund are not able to have their shares repurchased or otherwise sell their shares on a daily basis because the fund is an unlisted closed-end fund. In order to provide liquidity to shareholders, the fund is structured as an “interval fund” and

Capital Group KKR U.S. Equity+ / Prospectus     6

conducts periodic repurchase offers for a portion of its outstanding shares, as described in this prospectus.

Investor suitability — An investment in the fund’s shares involves a considerable amount of risk. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. An investment in the fund is suitable only for investors who can bear the risks associated with the limited liquidity of the shares and should be viewed as a long-term investment. Before making your investment decision, you should (i) consider the suitability of this investment with respect to your investment objectives and personal financial situation and (ii) consider factors such as your personal net worth, income, age, risk tolerance and liquidity needs. An investment in the fund should not be viewed as a complete investment program.

Principal risks — Investing in the fund involves a high degree of risk. These risks relate to, among other things, the types of securities and geographies in which the fund invests, including investments in publicly and privately traded equity securities (such as K-PEC or other KKR Vehicles and private equity co-investments); overall market conditions and changes to such conditions; the active investment approach of the investment adviser; and the fund’s interval fund structure that limits repurchases. You should carefully consider these risks before investing in the fund. See “Principal risks” beginning on page 22 of this prospectus.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

7     Capital Group KKR U.S. Equity+ / Prospectus

Summary of fund expenses This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For example, in addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class F-2 or F-3 shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in PPS Funds and/or the American Funds (collectively, the “Capital Group Funds”). More information about these and other discounts is available from your financial professional, in the “Sales charge reductions and waivers” sections on page 69 of the prospectus and on page 63 of the fund’s statement of additional information.

Shareholder transaction expenses (fees paid directly from your investment)
Share class:	A	A-2	A-3	F-2	F-3	R-6
Maximum initial sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	3.50%	none[1]	none[1]	none[1]	none
Maximum deferred sales charge (load) (as a percentage of offering price or repurchase proceeds, whichever is lower)	1.00[2]	2.00[3]	none	none	none	none
Repurchase fee (as a percentage of amount repurchased)	none	none	none	none	none	none

1 While neither the fund nor the distributor imposes an initial sales charge, if you buy the shares through certain financial intermediaries, they may directly charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for additional information.

2 Investments in Class A shares of $1,000,000 or more will be subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are repurchased within 18 months of purchase.

3 Investments in Class A-2 shares of $750,000 or more will be subject to a 2.00% contingent deferred sales charge ("CDSC") if the shares are repurchased within 12 months of purchase.

Capital Group KKR U.S. Equity+ / Prospectus     8

Annual fund operating expenses (as a percentage of net assets attributable to shares)
Share class:	A	A-2	A-3	F-2	F-3	R-6
Management fees	0.35%	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or service (12b-1) fees	0.30	0.55	0.75	none	none	none
Other expenses[1]	0.42	0.45	0.45	0.43	0.30	0.30
Acquired (underlying) fund fees and expenses[1,2,3,4]	0.14	0.14	0.14	0.14	0.14	0.14
Total annual fund operating expenses[4]	1.21	1.49	1.69	0.92	0.79	0.79
Fee waiver and expense reimbursement[5,6]	0.16	0.16	0.16	0.16	0.16	0.16
Total annual fund operating expense after fee waiver and expense reimbursement	1.05	1.33	1.53	0.76	0.63	0.63

1 Based on estimated amounts for the current fiscal year.

2 Includes estimated fees and expenses of co-investments sourced by KKR in which the fund invests. Such fees and expenses include a fixed fee of 1.25% of net assets and other operating expenses relating to the fund’s co-investments. The amount shown does not include any carried interest that is calculated upon the realization and/or distribution of gains as such fees for a particular period may be unrelated to the cost of investing in such co-investments. Carried interest is paid for each co-investment upon the realization and/or distribution of gains, in an amount equal to 15% of net profits, subject to a 5% hurdle. When carried interest is accrued, the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees. Carried interest associated with the fund’s co-investments and its impact on fund returns will vary over time.

3 Includes the fees charged by one or more affiliated registered investment companies in which the fund invests.

4 Amount shown does not include the fees and expenses of K-PEC in which the fund invests. K-PEC is a holding company that seeks to acquire, own and control portfolio companies. For investments in K-PEC's Class I units in which the fund invests, K-PEC charges an annual management fee of 1.25% of net assets, performance participation allocations in an amount equal to 15% of net profits, subject to a 5% hurdle, as well as other operating expenses. Based on recent K-PEC filings, which are publicly available on the SEC's EDGAR website, the investment adviser estimates K-PEC's operating expenses for the current fiscal year of the fund to be 0.35-0.45% of K-PEC's net assets, excluding the management fee and performance participation allocations. These fees and expenses will reduce the net realized returns of the fund’s investments in K-PEC, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees and expenses. Performance participation allocations associated with the fund’s investments in K-PEC and their impact on fund returns will vary over time.

5 The investment adviser has agreed to reimburse the fund to the extent that the fund’s offering and operating expenses, calculated and reimbursed on a class-by-class basis and exclusive of (i) the advisory fee and administrative services fee; (ii) distribution or shareholder servicing fees and expenses (whether paid pursuant to a Rule 12b-1 plan or otherwise); (iii) transfer agency (including any sub-transfer agency or recordkeeping) fees; (iv) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses and legal costs, as well as portfolio transaction and other investment-related costs when incurred with respect to investments that are not consummated); (v) interest expense and other financing costs (including, to avoid doubt, any costs associated with the fund's issuance, offering, redemption and maintenance of commercial paper, preferred securities or other instruments for the purpose of incurring leverage); (vi) taxes; (vii) acquired fund fees and expenses and any other fees and/or expenses of the underlying funds in which the fund invests; (viii) litigation (including potential litigation) and indemnification expenses; (ix) judgments; and (x) extraordinary expenses (as determined in the discretion of the investment adviser) (the fund’s offering and operating expenses subject to such exclusions, the “Specified Expenses”), exceed 0.12% of the average daily net assets of such class (the “Expense Limit”). The investment adviser (and not the fund) has agreed to bear the organizational and initial offering expenses incurred with respect to the fund.

If, in any month in which this agreement to reimburse is in effect, the estimated annualized Specified Expenses for that month are less than the Expense Limit, the investment adviser is entitled to reimbursement by the fund of any portion of the amounts they waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months, but only to the extent that the fund's estimated annualized Specified Expenses in respect of a share class are less than, for such month, the lower of the Expense Limit or any other expense limitation rate then in effect with respect to the share class, and provided that such amount paid to the investment adviser will not, in any event, exceed the total Reimbursement Amount or include any amounts previously reimbursed to the investment adviser. The Reimbursement Amount for a class of shares will not cause applicable fund expenses in respect of that class to exceed the Expense Limit either (i) at the time of the reimbursement or (ii) at the time of the

9     Capital Group KKR U.S. Equity+ / Prospectus

recapture. This agreement to reimburse will be in effect for one year from the initial effective date of this registration statement. The adviser may elect at its discretion to extend, modify or terminate the reimbursement at that time. Only the board of the fund may terminate this agreement to reimburse prior to the expiration of its term upon written notice to the investment adviser.

6 The investment adviser has agreed to waive its advisory fee in an amount equal to the advisory fees and other operating expenses paid by the fund in respect of fund assets invested in an affiliated fund. This waiver will be in effect for one year from the initial effective date of this registration statement. The adviser may elect at its discretion to extend, modify or terminate the waiver at that time. Only the board of the fund may terminate this waiver prior to the expiration of its term upon written notice to the investment adviser.

Example The following example is intended to help you understand the various costs and expenses that you, as a holder of shares, would bear directly or indirectly. The example illustrates the expenses that you would pay on a $1,000 investment in shares, assuming a 5% annual return, and takes into account the fund’s contractual advisory fee waiver described in the fee table above for the first year.

Share class:	A	A-2	A-3	F-2	F-3	R-6
1 year	$68	$48	$16	$8	$6	$6
3 years	92	79	52	28	24	24
5 years	119	112	90	49	42	42
10 years	194	205	198	112	96	96

The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that the estimated Other Expenses set forth in the Annual Fund Operating Expenses table are accurate, that the Total Annual Fund Operating Expenses (as described above) remain the same for all time periods shown and that all dividends and distributions are reinvested at net asset value. The example reflects the fee waiver and/or expense reimbursement described above (if any) through the expiration of such waiver and/or reimbursement and Total Annual Fund Operating Expenses thereafter. Actual expenses may be greater or less than those assumed. Moreover, the fund’s actual rate of return may be greater or less than the hypothetical 5% annual return shown in the example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on purchases of the fund’s shares, which are not reflected in the example.

Capital Group KKR U.S. Equity+ / Prospectus     10

Financial highlights Because the fund has not yet commenced operations, no financial highlights are shown. Additional information about the fund’s investments will be available in the fund’s annual and semi-annual reports when they are prepared.

The fund The fund is a newly organized, nondiversified, closed-end management investment company registered under the 1940 Act. The fund continuously offers shares and is operated as an “interval fund.” The fund currently offers six classes of shares: Class A, Class A-2, Class A-3, Class F-2, Class F-3 and Class R-6. The fund was organized as a Delaware statutory trust on July 10, 2025 pursuant to the fund’s declaration of trust, which is governed by the laws of the State of Delaware. As a newly organized entity, the fund has no operating history. The fund’s principal office is located at 6455 Irvine Center Drive, Irvine, California 92618-4518, and its telephone number is (213) 486-9200.

Use of proceeds The fund invests the net proceeds of the sale of its shares according to its investment objective and policies as stated below. The fund anticipates that it will be able to invest all or substantially all of the net proceeds according to its investment objective and policies as soon as practicable and generally within three months, after receipt of the proceeds, depending on market conditions and the availability of investments consistent with the fund’s investment objective and policies, and except to the extent cash is held to pay expenses, satisfy repurchase offers or for temporary defensive purposes. A delay in the anticipated use of proceeds could lower returns and reduce the fund’s distribution to shareholders.

11     Capital Group KKR U.S. Equity+ / Prospectus

Investment objective, strategies and principal risks

Investment objective – The fund’s investment objective is to seek long-term capital appreciation. There can be no assurance that the fund will achieve its investment objective, and you may lose money by investing in the fund. The fund’s investment objective is not a fundamental policy and may be changed by a vote of the fund’s board, without shareholder approval.

Investment strategies – The fund seeks to achieve its investment objective by investing in both publicly traded and private equity securities that the investment adviser believes have the potential for appreciation. Under normal circumstances, the fund will invest at least 80% of its net assets in equity securities of companies in the United States. This policy is subject to change only upon 60 days’ prior written notice to shareholders.

The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities.

With respect to the fund’s investments in publicly traded equity securities, the fund expects to invest primarily in the securities of large and mid-capitalization issuers; however, it may also invest in smaller issuers.

The fund will normally invest in private equity securities pursuant to two primary strategies: (i) investments in KKR Private Equity Conglomerate LLC (“K-PEC”) and (ii) co-investments alongside K-PEC or one or more other KKR Vehicles that pursue private equity strategies. K-PEC is a limited liability company under the laws of the state of Delaware and is a holding company that primarily seeks to acquire, own and control portfolio companies through joint ventures with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation. The fund expects to invest in K-PEC through K-PEC's continuous private offering of its limited liability company units on a monthly basis. Normally, the fund expects to invest approximately 30% of its net assets in K-PEC and approximately 10% of its net assets in co-investments. The fund may also attain exposure to private equity securities through investments in one or more other KKR Vehicles that pursue private equity strategies.

The fund’s allocations between public and private equity securities, as well as the fund’s allocations between investments in K-PEC and co-investments, may fluctuate, at times significantly and/or for an extended period, depending on various factors, including market and economic conditions, appreciation or depreciation of portfolio holdings, availability of private equity investment opportunities, and fund subscription and repurchase activity.

For purposes of the fund’s investment strategies, including the fund’s 80% investment policy, “equity securities” include, but are not limited to, (i) direct investments in publicly traded or privately traded equity interests of companies, including, but not limited to, common stocks, preferred stocks, and depositary receipts and securities convertible or exchangeable for common stock, preferred stock, or depositary receipts; (ii) investments and co-investments in various types of operating companies, holding companies and business ventures, including partnerships and business development companies, through the acquisition of equity or equity-like securities or interests in special purpose vehicles that acquire the securities of privately-owned companies; (iii) indirect investments in equity of companies through investing in other vehicles, including

Capital Group KKR U.S. Equity+ / Prospectus     12

alternative investment funds and exchange-traded funds, partnerships, limited liability companies, operating companies, and/or holding companies that invest directly or indirectly in public or private equity securities or similar interests; and (iv) derivative or other synthetic instruments with economic characteristics similar to equity securities.

In addition, in determining whether an investment is made in a particular country or geographic region, including for purposes of the fund’s 80% investment policy, the fund’s investment adviser will generally look to, in the case of equity securities, the domicile of the issuer, based on the determination of MSCI. In certain circumstances (including, but not limited to, when relevant data is unavailable or the nature of a holding warrants special considerations), the investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

For the avoidance of doubt, the fund’s investment in K-PEC and the fund’s co-investments are deemed to be equity securities, and the fund’s investment in K-PEC, and any co-investments providing investment exposure to issuers domiciled in the United States, are deemed to be investments in companies in the United States.

The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case. In addition, while the fund may invest in any industry or sector, the fund intends to invest meaningfully in one or more KKR Vehicles and, in effect, concentrate in the financial services group of industries (as defined above) by investing more than 25% of its total assets in the securities of companies that are principally engaged in such industries. For purposes of this investment policy, the fund’s investment in K-PEC is deemed to be an investment in the financial services group of industries.

KKR Private Equity Conglomerate LLC (K-PEC)

K-PEC is a holding company that primarily seeks to acquire, own and control portfolio companies with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation through joint ventures (“Joint Ventures”). K-PEC has been established by KKR as the flagship conglomerate to own and control Joint Ventures that, directly or indirectly, own majority and/or primarily controlling stakes in portfolio companies, and to a lesser extent, Joint Ventures that own influential yet non-controlling stakes in portfolio companies.

K-PEC currently owns, and expects to own in the future, all or substantially all of its Joint Venture interests in portfolio companies directly or indirectly through K-PEC Holdings LLC and any similar wholly-owned holding company formed in the future to acquire, own and control portfolio companies (the “Operating Subsidiaries”). In turn, each Operating Subsidiary holds interests in portfolio companies and Joint Ventures, including through one or more corporations, limited liability companies or limited partnerships. K-PEC expects that most of its Joint Ventures will own a majority of, and/or have primary control over, the underlying portfolio company. K-PEC and the applicable KKR Vehicle will hold the interests in each portfolio company as co-general partners of the relevant Joint Venture, but the relative economic interests in such Joint Venture will vary from acquisition to acquisition. K-PEC enters into these types of Joint Ventures with a long term, hands-on operational perspective in mind. In limited circumstances, K-PEC may

13     Capital Group KKR U.S. Equity+ / Prospectus

also invest some portion of its capital into portfolio companies through vehicles it does not control (such as investing into an acquisition vehicle as a limited partner rather than as a general partner). K-PEC may also form a Joint Venture with respect to an existing portfolio company of a KKR Vehicle. K-PEC may also opportunistically acquire a limited amount of indirect exposure to multiple portfolio companies by acquiring interests in multi-asset vehicles controlled by an investment manager (“commingled funds”), which may include newly formed funds and certain “continuation vehicles.” K-PEC may invest into vehicles managed by an affiliate of KKR or it may invest into vehicles managed by third parties, primarily through secondary transactions with existing limited partners but also through direct subscription with the sponsor(s) of such vehicles. K-PEC’s acquisition strategy may also include equity-like investments in preferred and/or structured equity securities as well as opportunistic credit and debt strategies.

The Joint Ventures focus on acquiring geographically diversified portfolio companies that operate principally in the following business lines: Business & Financial Services; Consumer & Retail; Healthcare; Impact; Industrials; and Technology, Media & Telecommunications. K-PEC intends to own and control portfolio companies in the geographies where KKR is active, including North America, Europe and Asia Pacific. Over time, K-PEC expects to acquire portfolio companies that generate attractive risk-adjusted returns.

K-PEC expects that, in the ordinary course, its acquisitions of portfolio companies, whether made through Joint Ventures or, to a lesser extent, other acquisition strategies, will make up approximately 80% of its assets. K-PEC typically controls its Joint Ventures as a general partner of such Joint Ventures and expects that the large majority of its Joint Ventures (when measured by value) will either majority-own or primarily control their respective underlying portfolio companies. Additionally, K-PEC expects that up to 20% of its assets will consist of cash and cash equivalents, U.S. Treasury securities, U.S. government agency securities, municipal securities, other sovereign debt, investment grade credit, and other investments including high yield credit, asset-backed securities, mortgage backed securities, collateralized loan obligations, leveraged loans and/or debt of companies or assets (which may include (i) securities or loans of KKR portfolio companies and/or (ii) funds invested in any of the foregoing managed by KKR or affiliates thereof) in each case in order to provide K-PEC with income, to facilitate capital deployment and to provide a potential source of liquidity. Additionally, (a) no more than 5% of K-PEC’s assets will consist of interests in “blind pools,” which are vehicles where the future investments of the vehicle are not disclosed at the time of investment, and (b) no more than 10% of its assets will consist of publicly traded equity securities (not including any portfolio company that becomes publicly traded during the term of its ownership or acquisitions in connection with take-private transactions).

K-PEC seeks to participate in Joint Ventures that acquire businesses across the spectrum in terms of size and stage of maturity and geography. Pursuant to K-PEC’s acquisition strategy, K-PEC intends to leverage KKR’s industry leading institutional private equity platform to source acquisition opportunities. K-PEC seeks to form Joint Ventures with all current and future KKR Vehicles across its private equity strategies (each, a “Private Equity Strategy”):

· Traditional Private Equity: KKR’s traditional private equity strategy seeks to acquire controlling stakes or positions of influence in high-quality companies with attractive growth prospects, overlaying KKR’s regional coverage model with teams of sector

Capital Group KKR U.S. Equity+ / Prospectus     14

specialists. Investing globally, KKR focuses on opportunities where KKR believes the value of the business can be enhanced through its active involvement. KKR seeks to add value to those companies by helping them grow their top line and expand EBITDA margins through increased operational efficiency.

· Middle Market: KKR’s middle market strategy seeks to marry KKR’s well-honed private equity investment process with a dedicated team to pursue established companies that are smaller than those targeted by KKR’s traditional private equity funds and exhibit strong potential for growth and operational improvement.

· Core Equity: KKR’s core equity strategy seeks to invest in mature, industry-leading companies with a lower volatility profile, longer duration, and lower risk profile than those targeted by KKR’s traditional private equity funds. The core equity strategy focuses on opportunities with attractive risk-adjusted returns and significant expected NAV appreciation and compounding over a long-term horizon.

· Growth Equity: KKR’s growth equity strategies seek to leverage KKR’s expertise to offer capital and strategic solutions to growing companies in the Technology, Media, and Telecom and Health Care sectors. These strategies seek to capitalize on attractive opportunities to invest in companies seeking equity checks which are too small to meet the investment strategies of KKR’s traditional private equity funds and primarily minority stakes in companies which feature commercial or operational risk rather than technological or scientific risk. KKR believes that digital transformation is creating significant tech growth opportunities and challenges across all industries and geographies. Moreover, KKR believes that the health sector is underpinned by strong fundamentals over time and through multiple cycles with continued rewards for medical innovation for new products, services, and care delivery models. KKR’s growth equity strategy will represent a limited proportion of K-PEC’s acquisitions. For these types of deals, K-PEC will seek opportunities primarily in the U.S. and Europe (including Israel), and will have a flexible approach to transaction, ownership and corporate structures across companies in both the private and public markets.

· Global Impact: KKR’s global impact strategy seeks to acquire small-to-medium sized businesses across the Americas, Europe and Asia that contribute toward one or more of the United Nations Sustainable Development Goals. By leading with this commercial focus, KKR aims to generate private equity returns, while driving positive impact to the United Nations Sustainable Development Goals within four solutions-oriented themes: Climate Action, Lifelong Learning, Sustainable Living and Inclusive Growth. This strategy pursues traditional private-equity approaches for accessing the opportunity set including: change of control acquisitions, minority partnerships with influence, industry build-ups and growth equity.

K-PEC operates its business in a manner intending for it to be excluded from the definition of an “investment company” under the 1940 Act.

The fund expects to invest in Class I units of K-PEC at the transactional net asset value and on the same terms as other K-PEC unitholders. The fund will incur management fees, performance participation allocations and other fees and expenses in connection with its investment in K-PEC. These fees and expenses are reflected in the NAV of K-PEC units at time of purchase. As a result, such fees and expenses will reduce the net realized returns of the fund’s investments in K-PEC, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees and expenses. The fund will

15     Capital Group KKR U.S. Equity+ / Prospectus

not hold voting units of K-PEC and will not have any rights, powers or preferences with respect to determining the number of directors constituting the entire board of directors or the appointment, election, or removal of any directors or officers of K-PEC.

The fund’s investment in K-PEC is an illiquid investment that may only be redeemed, if at all, during quarterly share repurchases that K-PEC makes to its unitholders and that are limited to no more than 5% of K-PEC’s aggregate NAV per quarter. K-PEC may choose to repurchase fewer units than have been requested in a particular quarter to be repurchased or none at all, in its discretion, and may also modify or suspend its share repurchase plan. K-PEC units that are repurchased within 24 months of their original issue date are subject to an early repurchase fee of 5.0% of the net asset value of such units.

The investment adviser maintains sole investment discretion as to whether, and to what extent, the fund will invest in K-PEC. KKR does not furnish investment advice to the investment adviser or the fund with respect to such investments. The investment adviser seeks to monitor the performance of K-PEC. K-PEC is managed on behalf of all of its investors and not for the fund specifically.

KKR provides distribution payments to the fund’s distributor, Capital Client Group, Inc., in connection with investments by certain funds and accounts managed by Capital Research and Management Company or its affiliates, including the fund (collectively, the “Capital Group Entities”) in KKR-sponsored investments, including K-PEC, other KKR Vehicles and KKR-sourced co-investments. As it relates to the fund, these payments are determined by the collective amount the fund invests in such KKR-sponsored investments and are calculated as a revenue share of the fees and performance allocations received by KKR from such investments. This may create an incentive for the investment adviser to allocate a greater portion of the fund’s assets to K-PEC, other KKR Vehicles and KKR-sourced co-investments, even when it may conflict or appear to conflict with the fund’s and shareholders’ interests, and may create a disincentive for the investment adviser to attempt to negotiate lower fees on such investments. See “Conflicts of interest” in the SAI for additional information.

The investment strategies and guidelines of K-PEC described above are as of the date of this prospectus and are subject to change. For additional information, investors should consult K-PEC’s most recent Form 10-K and other filings, which are publicly available on the SEC’s public EDGAR website under “KKR Private Equity Conglomerate LLC”.

Neither KKR nor any of its affiliates serves as sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate to the fund.

Co-Investments

The fund expects to invest in private equity securities pursuant to co-investment opportunities together with K-PEC, and possibly other KKR Vehicles, in some or all of K-PEC’s investment opportunities and other private equity investment opportunities sourced and offered by KKR and its affiliates.

The variety and types of co-investments that the fund may participate in may include investments in each Private Equity Strategy engaged in by K-PEC, including traditional private equity, middle market, core equity, growth equity, and global impact, as well as additional co-investment opportunities offered by KKR.

Capital Group KKR U.S. Equity+ / Prospectus     16

Co-investment opportunities may not be allocated pro rata across third-party co-investors, as applicable (together with the fund, “Co-Investors”). There can be no assurances that any particular Co-Investors, including the fund, will be given the opportunity to participate in any co-investment opportunities and certain investors could potentially receive a disproportionate amount of co-investment opportunities. Certain Co-Investors participating in a co-investment opportunity offered by KKR with K-PEC could invest on different (and more favorable) terms than those applicable to the fund and have interests or requirements that conflict with and adversely impact the fund. KKR and/or its affiliates may acquire a portion of a co-investment with an expectation to sell the investment prior to the time KKR and its affiliates sell the portfolio company underlying the co-investment (a “Reserved Co-Investment"). The fund may acquire Reserved Co-Investments in addition to participating in new co-investment opportunities sourced by KKR and its affiliates.

The fund will incur fees for co-investments, which may include a fixed fee for sourcing, administration, monitoring and oversight of co-investments, as well as other operating expenses, including administrative and professional fees and expenses. The fund may also incur an incentive fee, also known as carried interest. Carried interest is accrued in the net asset value of the fund’s co-investments and is paid as a percentage of the realized gains when a co-investment delivers realized returns in excess of a specified hurdle. Carried interest will adversely affect the value of the fund’s co-investments, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees.

The fund typically bears its share of fees, costs and expenses (including any broken-deal expenses) related to the discovery, investigation, development, acquisition or consummation, ownership, maintenance, monitoring and hedging of its co-investments.

The fund’s investments in co-investments are illiquid investments that are generally intended to be held by the fund over the medium-to-longer term and until realization. The fund will generally rely on KKR and its affiliates to sell the portfolio company underlying a co-investment in order to realize such co-investment, and the investment adviser may have little to no opportunities to otherwise sell such co-investments.

The investment adviser maintains sole investment discretion as to whether, and to what extent, the fund will invest in co-investment opportunities sourced by KKR and its affiliates. KKR does not furnish investment advice to the investment adviser or the fund with respect to such investments. The investment adviser seeks to monitor the performance of co-investments held by the fund and developments at the individual portfolio companies in such co-investments.

KKR provides distribution payments to the fund’s distributor, Capital Client Group, Inc., in connection with investments by certain funds and accounts managed by Capital Research and Management Company or its affiliates, including the fund (collectively, the “Capital Group Entities”) in KKR-sponsored investments, including K-PEC, other KKR Vehicles and KKR-sourced co-investments. As it relates to the fund, these payments are determined by the collective amount the fund invests in such KKR-sponsored investments and are calculated as a revenue share of the fees and performance allocations received by KKR from such investments. This may create an incentive for the investment adviser to allocate a greater portion of the fund’s assets to K-PEC, other KKR Vehicles and KKR-sourced co-investments, even when it may conflict or appear to

17     Capital Group KKR U.S. Equity+ / Prospectus

conflict with the fund’s and shareholders’ interests, and may create a disincentive for the investment adviser to attempt to negotiate lower fees on such investments. See “Conflicts of interest” in the SAI for additional information.

Neither KKR nor any of its affiliates serves as sponsor, promoter, investment adviser, sub-adviser, underwriter or affiliate to the fund.

Other Investment Strategies

In addition to investing in private equity securities by way of investments in K-PEC and co-investments with K-PEC or one or more other KKR Vehicles that pursue private equity strategies, the fund may also attain exposure to private equity securities through investments in one or more other KKR Vehicles that pursue private equity strategies.

The fund may hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and repurchases of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. Under normal circumstances, it is generally not expected that the fund will hold more than 20% of its net assets in such instruments. For temporary defensive purposes, liquidity management or in connection with implementing changes in its asset allocation, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet the fund‘s obligations, including in respect of repurchases.

The fund may invest in certain other funds managed by the investment adviser or its affiliates (“Affiliated Underlying Funds”) to more effectively invest in a broad set of securities in a specific asset class such as money market instruments, bonds and other securities or to invest cash reserves in the equity markets, including by investing in an affiliated ETF. Shares of certain Affiliated Underlying Funds are only offered for purchase to the investment adviser and its affiliates and other funds, investment vehicles and accounts managed by the investment adviser and its affiliates (“Central Funds”). Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. To the extent an Affiliated Underlying Fund charges a management fee, such fee is expected to be waived by the investment adviser in respect of the fund’s investments in such underlying fund. The investment results of the portions of the fund’s assets invested in an Affiliated Underlying Fund will be based upon the investment results of such underlying fund.

Investment process — The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments, including decisions as to overall portfolio construction and the relative allocation of fund assets to public and private equities. The basic investment philosophy of the investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. As it relates to publicly traded equities, the investment adviser believes that an important way to accomplish this is through fundamental research,

Capital Group KKR U.S. Equity+ / Prospectus     18

which may include analysis of general economic conditions and various quantitative measures and meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

The investment adviser seeks to reallocate the fund’s portfolio to opportunistically emphasize those investments, categories of investments and sector and geographic exposures believed to be best suited to contribute to the achievement of the fund’s investment objective under the market conditions existing at the time of investment.

The investment adviser’s decisions relating to investments in K-PEC or other KKR Vehicles and co-investments will be based primarily on portfolio construction considerations and whether such investments are consistent with, and are expected to help the fund achieve, the fund’s investment objective and strategies. Portfolio construction considerations refer to key factors evaluated by the investment adviser in seeking a mix of investments in the fund’s portfolio that aligns with the fund’s objective while managing portfolio risks. Such factors include, but are not limited to, asset allocation; diversification; industry, sector and geographic exposure; valuation; investment style (such as value and growth); liquidity; and thematic investment considerations. The investment adviser’s consideration of an investment decision in light of such factors will be informed by publicly available information (including information contained in periodic reports of K-PEC or other KKR Vehicles, as applicable, filed with the SEC) and other limited information provided by KKR (such as an issuer’s sector, industry, geography, valuation and investment style, in the case of co-investments). As it relates to the fund’s co-investments, the investment adviser does not conduct independent diligence; rather, the investment adviser will make investment decisions based on the investment diligence conducted by KKR and its affiliates which, based on the facts and circumstances applicable to the portfolio company, might entail evaluation of important and complex business, financial, tax, accounting, legal and other issues as well as ongoing portfolio monitoring. The investment adviser does not generally expect to supplement or independently verify the information provided by KKR or its affiliates relating to co-investment opportunities. KKR will not, however, provide to the fund or the investment adviser any investment advice regarding K-PEC or other KKR Vehicles or co-investment opportunities. See “Principal risks - Investing in KKR co-investment opportunities” for additional details regarding the investment process for co-investments.

The investment adviser may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument, or on the issuer’s or instrument’s ability to create or preserve economic value. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).

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The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to the fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Capital Group KKR U.S. Equity+ / Prospectus     20

Other investment information

Illiquid securities To the extent consistent with the liquidity requirements applicable to interval funds under Rule 23c-3 under the 1940 Act, the fund may invest without limit in illiquid securities.

Temporary and defensive strategies The fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the fund from achieving its investment objective. In addition, subject to applicable law, the fund may, in the investment adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment by the fund in other securities, in order to fund anticipated repurchases, expenses of the fund or other operational needs, or otherwise. See “Use of proceeds.”

Except as otherwise indicated, the fund may change its investment objective and any of its investment policies, restrictions, strategies, and techniques without shareholder approval. Fundamental policies contained in the SAI may not be changed without shareholder approval. See “Fundamental Policies” in the SAI for more information about the fund’s fundamental policies.

There can be no assurance that the fund’s investment program will be successful, that the objective of the fund will be achieved or that the fund’s portfolio design and risk management strategies will be successful.

Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the fund.

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Principal risks This section describes the principal risks associated with investing in the fund. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time.

Risks of Investing in the Fund

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund the fund’s investments in K-PEC and any investments in the equity and/or debt of private companies may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; the imposition of tariffs and other trade restrictions; levels of public debt and deficits and related reductions in credit ratings; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund's investments may be negatively affected by developments in other countries and regions.

Allocation risk — Investments in the fund are subject to risks related to the investment adviser’s allocation choices. The selection of underlying investments, including allocations to K-PEC and to individual co-investment opportunities, as well as the relative allocation of the fund’s assets to public and private equity investments could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

Fund structure — The fund invests in K-PEC or other KKR Vehicles and co-investments and incurs expenses related to such investments. Investors in the fund will also incur fees in connection with certain expenses related to the operations of the fund. Additionally, the investment adviser expects to access private equity opportunities from KKR without considering the universe of other available third-party investment vehicles. This means that the fund’s investment adviser does not, nor does it expect to, consider any available third-party investment vehicles managed by managers other than KKR as investment options for the fund to obtain private equity exposure. This strategy could raise certain conflicts of interest when determining the overall asset allocation of the fund or choosing underlying investments for the fund. See “Conflicts of Interest” in the SAI for additional information.

Repurchase offers risk — As described under “Periodic Repurchase Offers” above, the fund is an interval fund and, in order to provide liquidity to shareholders, the fund, subject to applicable law, will conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value, subject to approval of the board. The fund expects initially to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances. As a result, shareholders may be unable to liquidate all or a

Capital Group KKR U.S. Equity+ / Prospectus     22

given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may request that more shares be repurchased than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares subject of a repurchase request in a repurchase offer may decline to the extent there is any delay between the Repurchase Request Deadline and the date on which the net asset value for tendered shares is determined. Such fluctuations may be exacerbated by currency fluctuations to the extent the fund invests in securities denominated in currencies other than the U.S. dollar. The net asset value on the Repurchase Request Deadline or the Repurchase Pricing Date may be higher or lower than on the date a shareholder submits a repurchase request.

The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash, cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which could adversely affect the fund’s investment performance. In addition, diminution in the size of the fund through repurchases may result in an increased expense ratio for shareholders who do not submit a repurchase request, may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant) and, unless offset by sufficient sales of fund shares, may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective.

Equity securities — Equity securities include, among other things, common stocks, preferred securities, convertible stocks and warrants. The values of equity securities may decline due to general market conditions that are not specifically related to a particular company. See the "Market conditions” risk factor above. Equity securities generally have greater price volatility than most fixed income securities. These risks are generally magnified in the case of equity investments in distressed companies.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the

23     Capital Group KKR U.S. Equity+ / Prospectus

market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing in private equity investments — The fund will have significant exposure to private equity investments of KKR. These investments are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended by KKR to bring about some kind of change in an operating company. The fund will typically gain investment exposure to private equity investments through its investments in K-PEC or other KKR Vehicles and through co-investment opportunities with KKR. The risks described in this section apply to direct investments in private equity, indirect investments in private equity through K-PEC or other KKR Vehicles, and through co-investment opportunities with KKR.

Investments in private equity involve the same types of risks associated with an investment in any operating company. However, securities of the underlying companies tend to be more illiquid, and highly speculative. Private equity investments have generally been dependent on the availability of debt or equity financing to fund the acquisitions of such investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, which may in turn reduce the availability of private equity investment opportunities for the fund.

Costs associated with investments in private equity are generally greater than those of investments in other asset classes. Furthermore, in addition to bearing their portion of the fund’s fees and expenses, shareholders in the fund will indirectly bear a portion of the asset-based fees, incentive fees and other expenses incurred by the fund as an investor in K-PEC or other KKR Vehicles and in co-investments. As a result, to the extent an investor in the fund has direct access to the Underlying Investments, such investor may be subject to higher operating expenses as a shareholder in the fund than if he or she invested in an Underlying Investment directly or in a closed-end fund that did not invest in underlying private vehicles. Incentive fees known as performance participation allocations are paid to KKR in respect of the fund’s investment in K-PEC where such investment delivers returns (on a realized and unrealized basis) in excess of a specified hurdle. Carried interest is paid to KKR in respect of each of the fund’s co-investments where its co-investment delivers realized returns in excess of a specified hurdle. These incentive fees will reduce the net realized returns of the fund’s investments in K-PEC and in co-investments, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees. In addition, the incentive fees may be paid on an investment even if other investments of the fund deliver negative returns.

The fund may have exposure to portfolio companies that are in a conceptual or early stage of development. These companies are often characterized by short operating histories, new technologies or products, quickly evolving markets and management teams that may have limited experience working together, all of which enhance the difficulty of evaluating these acquisition opportunities. The management of such

Capital Group KKR U.S. Equity+ / Prospectus     24

companies will need to implement and maintain successful sales and marketing and finance capabilities and other operational strategies in order to become and remain successful. The loss of key management personnel could be detrimental to the prospects of such companies. Other substantial operational risks to which such companies are subject include uncertain market acceptance of the company’s products or services, a high degree of regulatory risk for new or untried and/or untested business models, products and services, high levels of competition among similarly situated companies, lower capitalizations and fewer financial resources and the potential for rapid organizational or strategic change. Emerging technology companies are subject to risk based on the characterization of the industry, including the possibility that rapid technological developments may render such companies’ technology obsolete, uneconomical or uncompetitive prior to the company achieving profitability. Certain of these companies will need substantial additional capital to support expansion or to achieve or maintain a competitive position. Such companies also have shorter operating histories on which to judge future performance and in many cases, if operating, will have negative cash flow. In addition, emerging growth companies are more susceptible to macroeconomic effects and industry downturns. Such companies also face intense competition, including from companies with greater financial resources, more extensive marketing and service capabilities and a larger number of qualified personnel.

Moreover, the fund may have exposure to certain portfolio companies that have and are expected to have significantly fewer products, services or clients than more established companies. Competition to such companies can develop from other new and existing companies, products and services. If a company is dependent on a limited number of products or services or the business of a limited number of clients, a significant risk exists that a proposed service or product cannot be developed successfully with the resources available to the company. Rapidly changing technology can also make a product or service obsolete in a short period of time. There is no assurance that the development efforts of any company will be successful, or, if successful, will be completed within the budget or time period originally estimated. The consequences of failure of such products or services or the loss of such clients could be devastating to the prospects of such company, which in turn could negatively affect the fund’s performance.

The fund may have investment exposure to companies that have already received one or more rounds of financing. These securities may be among the most junior in a portfolio company’s capital structure and thus subject the fund to a greater risk of losing all or part of its invested capital. There will often be no collateral to protect the fund’s investment exposure to such securities once made.

Most of the fund’s investments in private equity will be highly illiquid, and there can be no assurance that the fund will be able to realize any such investment at any given time. Although investments by the fund may generate current income, the return of capital and the realization of gains, if any, from such an investment will generally occur only upon the partial or complete disposition or refinancing of the investment. While a portfolio company may be sold at any time, it is not generally expected that this will occur for a number of years after the investment in such portfolio company is made, and some investments may be held for much longer periods of time. Moreover, an investment that initially consists of an interest in assets may be exchanged, contributed or otherwise converted into private or publicly-traded stock of a corporation, interests in a limited liability company or other interests or assets (and vice-versa), and any such

25     Capital Group KKR U.S. Equity+ / Prospectus

exchange, contribution or conversion will likely not constitute a disposition of the type that results in investors receiving distributions. In addition, the fund will generally not be able to sell its private equity securities publicly unless their sale is registered under applicable securities laws, or unless an exemption from such registration requirements is available. In addition, in some cases the fund may be prohibited by contract or legal or regulatory reasons from selling certain securities for a period of time.

Risk of K-PEC being required to register as an investment company — The fund expects to invest significantly in K-PEC. K-PEC operates its business in a manner intending for it to be excluded from the definition of an “investment company” under the 1940 Act. As such, the fund’s investments in K-PEC are not subject to the limitations set forth in Section 12(d)(1) of the 1940 Act or Rule 12d1-4 under the 1940 Act. If K-PEC were in the future to fall within the definition of an “investment company” under the 1940 Act, the fund’s investments in K-PEC may be materially and adversely affected and its continued ability to invest in K-PEC may be limited pursuant to the requirements of the 1940 Act. See “Risks of Investing in K-PEC and K-PEC Co-Investments – Risk of being required to register as an investment company” for additional detail.

Investing in KKR co-investment opportunities — To the extent permitted by law, the fund expects to invest in private equity securities through co-investments alongside K-PEC and/or other KKR Vehicles that pursue private equity strategies.

With respect to KKR’s syndication of co-investment opportunities to Co-Investors, there can be no assurances that any particular investor, including the fund, will be given the opportunity to participate in any co-investment opportunities, or on the same or comparable economic terms as other Co-Investors. See “Conflicts of Interest” in the SAI for additional information. The fund may participate in a co-investment to a lesser extent relative to other Co-Investors or, under certain circumstances, may not participate in the co-investment at all. The market for co-investment opportunities is competitive and limited, and the co-investment opportunities to which the fund wishes to allocate assets may not be available at any given time. Ultimately, an inability to receive the fund’s desired allocation to certain co-investments could represent a risk to the fund’s ability to achieve its desired investment returns.

The fund’s ability to realize a profit on such investments will be particularly reliant on the expertise of KKR and its affiliates. When a new co-investment opportunity arises, the fund’s investment adviser conducts a review of the available investment materials based on the fund’s investment objective and constraints. If the investment adviser decides to pursue a co-investment opportunity, a sizing determination is made in respect of such investment. The fund generally relies on KKR and its affiliates offering such co-investment opportunity to perform initial and ongoing due diligence on the relevant portfolio company and to negotiate terms of the investment into the relevant portfolio company. The investment adviser does not expect to have the ability to conduct the same level of due diligence on co-investment opportunities as it conducts for other investments, or to negotiate the terms of such co-investments.

In relying on KKR to perform initial and ongoing due diligence on portfolio companies for co-investments, the investment adviser has considered KKR’s position as a leading global investment firm with an extensive history of leadership, innovation and investment excellence in private equity markets.

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The fund’s co-investments will be illiquid holdings that are generally intended to be held by the fund over the medium-to-longer term. The fund will generally rely on KKR and its affiliates to sell the portfolio company underlying a co-investment in order to realize such co-investment, and the investment adviser will be limited in its ability to otherwise sell such co-investments. A proposed sale of a co-investment by the fund (prior to the time of sale of the relevant portfolio company as determined by KKR and its affiliates) will typically require consent by KKR and its affiliates and be sold at a discount.

As the fund relies on KKR and its affiliates to perform initial and ongoing due diligence on portfolio companies for co-investments, the fund may not always have access to the same level of information regarding such portfolio companies as compared to public companies. A portfolio company’s business activities that are not fully disclosed to the fund may involve risks under some market conditions that are not anticipated by the fund. Furthermore, this lack of access to information may make it more difficult for the fund to evaluate co-investment opportunities.

Complex investment opportunities, such as the private equity investment transactions in which the fund may co-invest, present risks, as such transactions can be more difficult, expensive and time-consuming to finance and execute; it can be more difficult to manage or realize value from the assets acquired in such transactions; and such transactions sometimes entail a higher level of regulatory scrutiny or a greater risk of contingent liabilities.

See “Risks Related to Co-Investments” for additional detail.

Nondiversification — As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Investing in financials — The fund intends to invest meaningfully in one or more KKR Vehicles and, in effect, concentrate in the financial services group of industries. As a result, under normal circumstances, a significant portion of the fund’s portfolio will be comprised of securities issued by companies in the financial services group of industries and the fund may be more susceptible to any economic, business, political or other developments which generally affect this group of industries. The profitability of many types of financial companies may be adversely affected in certain market cycles, including during periods of rising interest rates, which may restrict the availability and increase the cost of capital, and declining economic conditions, which may cause credit losses due to financial difficulties of borrowers. Because many types of financial companies are vulnerable to these economic cycles, the fund’s investments may lose value during such periods.

Availability of private equity investment opportunities; competition — Over the past several years, a number of competing investment vehicles with similar investment objectives have been formed (and many such existing entities have grown in size). Additional entities with similar investment objectives could be formed in the future by other unrelated parties. These may include other funds and accounts managed by the

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investment adviser or by KKR and one or more other KKR vehicles. As a result, it is possible that competition for appropriate private equity investment opportunities could increase, thus reducing the number of such opportunities available to the fund.

Such reduction of, and competition for, private equity investment opportunities could adversely affect the terms upon which investments can be made by the fund. There can be no assurance that the investment adviser will be able to locate and complete investments which satisfy the fund’s investment objective or to realize upon their values.

Investing in illiquid investments and liquidity risk — The fund expects to invest significantly in private, illiquid securities, including through its investments in K-PEC or other KKR Vehicles and co-investments. Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. In addition, illiquid securities are typically subject to restrictions on resale and the fund may be legally, contractually or otherwise prohibited from selling or disposing certain investments for a period of time.

Valuation risk of private equity — Unlike publicly traded equity securities which trade on national exchanges, there is no central place or exchange for private equity securities to trade. Due to the lack of centralized information and trading, the valuation of private equity securities generally carries more risk than that of publicly traded equity securities. In addition, other market participants may value securities differently than the fund. As a result, the fund may be subject to the risk that when a private equity security is sold in the market, the amount received by the fund is less than the value carried on the fund’s books. These risks are heightened with respect to private equity investments, which rarely have readily available market quotations. As a result, such securities require the investment adviser to estimate, in accordance with their valuation policies, the fair value of such investments on the valuation date.

Fair value pricing is based on subjective judgments, significant unobservable inputs and may differ materially from the value that would be realized if the security were to be sold. The investment adviser seeks to evaluate on a daily basis material information about the fund’s investments, and in some cases, the investment adviser utilizes third party sources for such information. For example, the fund may utilize inputs obtained from K-PEC or KKR or their affiliates and/or agents regarding certain K-PEC and private equity investments through KKR co-investment opportunities. However, the investment adviser may not be able to acquire and/or evaluate properly such information on a daily basis for certain investments. Due to these various factors, the fund’s fair value determinations can cause the fund’s NAV on a given day to materially understate or overstate the value of its investments. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive. Absent bad faith or manifest error, valuation determinations of the investment adviser will be conclusive and binding on shareholders of the fund.

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Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements than those in the United States. As a result, investments outside the United States may be subject to less available information and, may be more difficult to value than investments in the United States; the fund may be unable to pursue legal remedies or obtain and enforce judgments in local courts; and repatriation of investment income, capital and the proceeds of sales by the fund may require governmental registration and/or approval. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Currency — The prices of foreign securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund's securities denominated in such currencies would generally fall and vice versa.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its net asset value may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

New fund risk — There can be no assurance that the fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, the fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, a shareholder may experience proportionally higher fund expenses than would be experienced by shareholders of a fund with a larger asset base.

Cybersecurity breaches — The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external

29     Capital Group KKR U.S. Equity+ / Prospectus

attacks such as denial-of-service attacks on the investment adviser’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

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Dependence on investment adviser and KKR — The fund’s strategy to invest in private equity securities is highly dependent on the relationship between the investment adviser and KKR. If this relationship were to alter or terminate for any reason, the fund may not be able to pursue access to private markets investments in whole or in part and/or be forced to liquidate, resulting in potential investment losses to fund shareholders. Other potential consequences include the possibility of increased transaction costs on the sale of securities and reinvestments in other securities, as well as the possibility of realizing taxable capital gains, including short-term capital gains, and, in certain circumstances, ordinary income, which may increase taxable distributions (including those distributable as ordinary income) to shareholders. It is also possible that changes in the fund’s investment program resulting from alteration or termination of the strategic relationship with KKR could threaten the fund’s ability to qualify as a regulated investment company. See “Risks Related to K-PEC's Structure” for additional detail.

Tax risks — The fund currently intends to qualify for treatment as a regulated investment company (“RIC”) under Subchapter M of Chapter 1 of the Code. In order to qualify for such treatment, the fund must derive at least 90% of its gross income each taxable year from qualifying income, meet certain asset diversification tests at the end of each fiscal quarter, and distribute at least 90% of its investment company taxable income for each taxable year.

The fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a RIC. The tax treatment of certain of the fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS or a change in law might affect the fund’s ability to qualify for such treatment.

As described further below under “K-PEC Risks Related to Taxation,” K-PEC intends to be treated as a partnership for U.S. federal income tax purposes. If K-PEC were to fail to qualify to be treated as a partnership, the fund may not meet the asset diversification tests necessary to qualify as a RIC.

If, in any year, the fund were to fail to qualify for treatment as a RIC under the Code for any reason, and were not able to cure such failure, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividends.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Risks of Investing in K-PEC and K-PEC Co-Investments

Because the fund expects to invest a significant portion of its assets in K-PEC, and may also invest in private equity securities through co-investments alongside K-PEC or one or more other KKR Vehicles that pursue private equity strategies, the risks associated with investing in the fund are closely related to the risks associated with the securities and other investments held by K-PEC. The ability of the fund to achieve its investment objective will depend in part upon the ability of K-PEC to achieve its investment objectives. There can be no assurance that the investment objectives of K-PEC will be achieved. In addition, K-PEC's investment strategies and focus are subject to change.

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KKR DAV Manager LLC, a Delaware limited liability company and wholly owned subsidiary of KKR ("KKR Manager"), serves as the manager of K-PEC. Consequently, the fund’s investments in K-PEC are subject to the risk that the methods and analyses, including models, tools and data, employed by KKR Manager in this process may be flawed or incorrect and may not produce the desired results. This could cause K-PEC to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The fund’s net asset value (“NAV”) will fluctuate in response to changes in the NAV of K-PEC. The extent to which the investment performance and risks associated with the fund correlate to those of K-PEC will depend upon the extent to which the fund’s assets are allocated from time to time for investment in K-PEC, which will vary. Because the fund’s NAV is related to the NAV of K-PEC, inaccuracies, delays or other disruptions in the calculation of K-PEC’s NAV may adversely impact the fund.

The expenses associated with investing in a fund that invests a significant portion of its assets in another vehicle are generally higher than those for funds that do not invest in other vehicles. By investing in the fund, an investor will indirectly bear certain fees and expenses related to the fund’s investments in K-PEC and in co-investments – including asset-based fees and incentive fees – in addition to the fund’s direct fees and expenses. These indirect fees and expenses will reduce the net realized returns of these investments, and the fund’s net realized returns will be lower than they otherwise would have been in the absence of such fees and expenses.

In addition, performance participation allocations are paid to KKR in respect of the fund’s investment in K-PEC where such investment delivers returns (on a realized and unrealized basis) in excess of a specified hurdle. That said, a performance participation allocation may be paid for the fund’s investment in K-PEC regardless of the performance of the fund’s co-investments or the fund more generally. Likewise, carried interest is paid to KKR in respect of each of the fund’s co-investments where its co-investment delivers realized returns in excess of a specified hurdle. Such carried interest will be paid irrespective of the performance of K-PEC, the fund’s other co-investments and/or the fund more generally. Said differently, KKR or a KKR affiliate may receive incentive fees even if other investments of the fund, and the fund as a whole, deliver negative returns.

As a result of the fund’s significant investments in K-PEC, the fund is indirectly subject to the following risks that may materially and adversely affect K-PEC’s business, financial condition, results of operations and cash flows. In addition, the risks described below related to the investments and portfolio companies held by K-PEC will apply to the fund’s co-investments alongside K-PEC and other KKR Vehicles that pursue private equity strategies. The risks of K-PEC described herein are as of the date of this prospectus and are subject to change. For additional information, investors should consult K-PEC’s most recent Form 10-K and other filings, which are publicly available on the SEC’s public EDGAR website under “KKR Private Equity Conglomerate LLC”.

Risks Related to K-PEC’s Business

Market and geopolitical risks – Difficult market and economic conditions can significantly and negatively impact K-PEC’s business operations. Factors such as global economic outlook, interest rates, credit availability, currency exchange rates, and trade

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barriers, which are beyond the control of KKR Manager, can affect the liquidity and value of K-PEC’s holdings and hinder new acquisitions. These conditions can reduce the value or performance of portfolio companies and limit access to financing, thereby affecting K-PEC’s unitholder returns.

The regulatory environment in the United States could also impact K-PEC’s business operations due to potential legislative changes. Changes in regulatory agendas may introduce regulatory measures affecting the financial services industry, tax policies, and trade restrictions. Changes in economic policy, asset management regulation, tax law, immigration policy, environmental protection, and government programs could adversely affect K-PEC’s business and portfolio companies. Legislative and regulatory activities by various U.S. bodies could make it more challenging for K-PEC to achieve its business objectives.

Populist and anti-globalization movements in Western Europe and the United States could lead to significant disruptions in global markets, impacting businesses and portfolio companies reliant on international trade. Global and regional economic conditions, such as equity and credit market liquidity, affect K-PEC’s financial conditions and operations. Tightening liquidity can increase capital costs and affect acquisition opportunities.

Public health crises, such as pandemics, can have unpredictable business and economic impacts, affecting K-PEC’s share values, portfolio company valuations, operations, capital raising, acquisitions, financial obligations, litigation risks, cybersecurity, and employee well-being.

Geopolitical developments, such as trade conflicts, sanctions, civil unrest, and security events, can disrupt K-PEC’s business operations. Increased geopolitical competition and conflicts, such as the Russian invasion of Ukraine and tensions in the Middle East, complicate the international business environment. Trade wars and barriers can limit business opportunities and negatively impact K-PEC’s operations. Sanctions and trade restrictions can affect portfolio companies through supply chains, commodity prices, and macroeconomic exposure. The broader consequences of geopolitical risks are unpredictable but can adversely affect macroeconomic conditions, security, currency exchange rates, and financial markets, impacting K-PEC’s revenues and profitability.

Liquidity risks – In addition, K-PEC has significant liquidity requirements to meet various obligations, including, without limitation, repurchasing units, growing and supporting portfolio companies, servicing debt obligations, funding cash operating expenses and paying any cash distributions in accordance with K-PEC’s distribution policy. If adverse market and economic conditions adversely affect K-PEC’s sources of liquidity, K-PEC may be forced to increase indebtedness or sell assets at unfavorable times. K-PEC has entered into a revolving credit agreement with an unaffiliated lender and a line of credit with KKR Alternative Assets LLC, an affiliate of KKR. KKR Alternative Assets LLC may terminate the line of credit at any time upon delivery of written notice. Such termination could adversely impact K-PEC’s liquidity and acquisition opportunities. Additionally, if K-PEC has difficulty identifying and purchasing suitable portfolio company holdings, K-PEC may hold significant amounts of cash for longer periods, which would be dilutive to overall returns.

Leverage risks – K-PEC’s investment strategy depends heavily on leverage, and a decrease in the availability of financing for leverage transactions would impair K-PEC’s

33     Capital Group KKR U.S. Equity+ / Prospectus

ability to achieve its investment objectives. K-PEC’s investments are expected to include portfolio companies and assets with significant leverage. Such investments are more sensitive to revenue declines and increases in interest rates and expenses and are more exposed to adverse market conditions.

K-PEC has entered into a revolving credit agreement and line of credit. In addition, K-PEC’s subsidiaries and affiliates may borrow on a secured or unsecured basis and guarantee obligations of any portfolio company, co-investment vehicles or KKR investment vehicles. Such borrowings may be used, without limitation, to acquire portfolio companies, pay fees and expenses and facilitate repurchase requests. Such use of leverage generally magnifies K-PEC’s opportunities for gain and risk of loss from a particular portfolio company. Further, such leverage will increase a portfolio company’s exposure to adverse economic factors such as rising interest rates, economic downtowns or deteriorations in the portfolio company’s condition. The presence of leverage substantially increases the risk profile of K-PEC and its portfolio companies.

Risk management – K-PEC seeks to identify, monitor and manage financial and non-financial risks effectively. However, it remains possible that gaps in risk management policies and procedures may result in a material adverse effect on K-PEC’s returns. Additionally, K-PEC expects to enter into swaps, forward contracts and other arrangements for certain hedging purposes. The success of such hedging and other derivative transactions that K-PEC enters into generally will depend on its ability to correctly predict market changes, and while hedging arrangements may reduce certain risks, such arrangements themselves may entail certain other risks, including, but not limited to, fluctuations in currency exchange rates and requirements to post cash collateral at inopportune times.

Trade errors – A trade error is defined as an error in the placement, execution, or settlement of a trade for a client, whether by an agent of K-PEC or its subsidiaries, KKR, or a third party. Trade errors are evaluated on a case-by-case basis, and K-PEC’s unitholders should assume they will occur. Generally, KKR, K-PEC, KKR Manager, and their affiliates are not responsible for losses from any trade errors made by KKR or a third party in respect of acquisitions made by K-PEC or any other KKR Vehicle as a result of ordinary negligence, except to the extent such parties are liable pursuant to the governing documents of K-PEC or such other KKR Vehicle.

Occasionally, KKR may choose to voluntarily reimburse K-PEC for losses from trade errors, but K-PEC’s unitholders should not expect such reimbursements and should not rely on them when evaluating K-PEC. Any reimbursement decision is not precedential and should not create the expectation of any reimbursement in the future. KKR faces conflicts of interest when determining if losses from trade errors should be borne by K-PEC and will consider factors like the adequacy of supervisory procedures. KKR Manager and KKR may evaluate claims against brokers and counterparties at fault for trade errors and seek recovery, but may also choose not to pursue claims to maintain business relationships or due to cost considerations. Errors by KKR’s own staff in placing, processing, and settling trades could also result in losses for K-PEC.

Regulatory risks – Extensive regulation of K-PEC’s business affects its activities and creates the potential for significant liabilities and penalties, which could materially

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affect its business. Government, quasi-government, industry, self-regulatory or other regulatory authorities, bodies or agencies often have considerable discretion to change or increase regulation applicable to K-PEC and its portfolio companies. Such changes could result in additional costs and material adverse consequences to K-PEC’s portfolio companies and business, including material costs or delays with respect to prospective acquisitions and/or preventing the consummation of acquisitions in certain instances.

K-PEC may rely on exemptions or exclusions in the United States from various requirements of the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the 1940 Act and the Employee Retirement Income Security Act of 1974 (“ERISA”) in conducting its business. If for any reason these exemptions or exclusions were to become unavailable, K-PEC’s business could be materially and adversely affected.

Anti-corruption and trade sanctions laws and restrictions – Federal, state and foreign anti-corruption and trade sanctions laws and restrictions on foreign direct investment applicable to K-PEC and its portfolio companies create the potential for significant liabilities and penalties, the inability to complete transactions, imposition of significant costs and burdens, and reputational harm. Some of these laws and restrictions provide that penalties can be imposed on K-PEC for the conduct of a portfolio company, even if K-PEC has not itself violated any regulation. Additionally, certain acquisitions by K-PEC could be subject to review and approval by the Committee on Foreign Investment in the United States or other regulatory agencies resulting in limitations or restrictions on K-PEC’s acquisitions and Joint Ventures.

Misconduct risk – Misconduct of employees of KKR Manager or its affiliates could bind K-PEC to unfavorable or otherwise prohibited transactions, involve illegal or otherwise inappropriate acts that have a material adverse impact (including reputational damage) on K-PEC and could result in losses. Misconduct from actions by third-party service providers could also result in losses or the disclosure of confidential information. No assurances can be given that the due diligence performed by KKR Manager will identify or prevent any such misconduct.

Operational risk – Operational risks, including those related to third parties who provide services to K-PEC, may cause disruptions that result in losses or limit growth. Such operational risks include, but are not limited to, errors in the placement, execution or settlement of trades by K-PEC.

Artificial intelligence risks – The use of artificial intelligence by K-PEC and others, and the overall adoption of artificial intelligence throughout society, could potentially disrupt, among other things, K-PEC’s business models, investment strategies, operational processes, and K-PEC’s ability to identify and hire employees. K-PEC may use artificial intelligence and other quantitative analysis tools and models to inform certain of its decisions. Such technology, analysis and models are highly complex and subject to limitations and risks that have the potential to adversely impact K-PEC to the extent that K-PEC relies on artificial intelligence. There is also a risk that artificial intelligence may be misused or misappropriated by K-PEC’s employees or third parties engaged by K-PEC. Regulators are also increasing scrutiny and considering, and in some cases enacting, regulation of the use of artificial intelligence technologies. In addition, the use of artificial intelligence may require compliance with legal or

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regulatory frameworks that are not fully developed or tested, and K-PEC may face litigation and regulatory actions related to its use of artificial intelligence.

Conflicts involved with transactions – Conflicts may arise between KKR or its affiliates and K-PEC regarding the syndication of portfolio companies and warehousing, which may not be resolved in favor of K-PEC. KKR, KKR Vehicles, or their affiliates may acquire assets as principals and later sell them to K-PEC, or vice versa, potentially at prices above or below fair value. These transactions must be on terms no less favorable than those from an unrelated third party and require approval from K-PEC’s Executive Committee and independent directors. KKR may charge fees on these transfers and retain portions of portfolio companies if syndication efforts fail. Conflicts of interest may arise regarding timing, structuring, pricing, and other terms of these transactions, and the fund will not receive notice or disclosure of these conflicts.

Risks Related to K-PEC’s Portfolio Companies and Industry Focus

Acquisitions and holdings risks – K-PEC's success depends on generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation by owning and controlling diversified portfolio companies. These companies may have limited financial resources, rely on a small group of key individuals, and face operational challenges, litigation, and the need for substantial additional capital. Issues such as bribery, fraud, and deceptive practices by senior management can negatively affect valuations of these portfolio companies and may affect broader market stability. Financial projections regarding portfolio companies are based on management's judgments and may fall short due to economic conditions, which may decrease the value of equity holdings. Portfolio companies may operate in highly regulated industries, posing greater risks due to changing market and governmental conditions. K-PEC's executives, directors, and employees may face litigation involving portfolio companies, with potential indemnification by K-PEC. Complex tax structuring in transactions could be challenged, potentially impacting portfolio companies. Non-compliance with laws and regulations by portfolio companies could hinder future acquisitions and harm K-PEC's reputation.

The exercise of control over a company by K-PEC may impose additional risks of liability for a variety of reasons, including environmental damage, product defects, failure to supervise management, violation of governmental regulations (including securities laws) or other types of liability in which the limited liability generally characteristic of business ownership may be ignored. If these liabilities were to arise, the fund may suffer a significant loss. On the other hand, K-PEC may hold a non-controlling interest in certain investments and, therefore, may have a limited ability to protect its position in such investments. In such cases, K-PEC will typically be significantly reliant on the existing management, board of directors and other shareholders of such companies, who may not be affiliated with K-PEC and whose interests may conflict with the interests of K-PEC.

Acquisition through third party arrangement risks – K-PEC may acquire interests in portfolio companies through arrangements with third parties, including minority interests, partnerships, Joint Ventures, or other entities, while maintaining exclusion from the 1940 Act. These acquisitions may involve operating partners who could also provide services to other portfolio companies, KKR Vehicles, or unaffiliated third parties. KKR will attempt to secure governance rights to implement value creation

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strategies, but major decisions may require consent from other investors, thereby reducing KKR’s control. Selling interests in Joint Ventures or partnerships may be more difficult, and granting approval rights to third parties could lead to deadlocks or unanticipated exits, potentially delaying business plans or requiring forced sales. Investments in publicly traded securities without intent to control will rely on existing management and other shareholders, whose interests may conflict with K-PEC’s.

Additionally, K-PEC or its affiliates, including KKR, may enter into exclusivity or non-competition arrangements with Joint Venture partners, limiting acquisition opportunities. Third-party involvement in acquisitions poses risks, such as financial difficulties or conflicting interests, potentially impacting portfolio companies. K-PEC might also bear a disproportionate share of Joint Venture expenses. Non-controlling interests may lack sufficient minority rights protection, and successful relationships with Joint Venture or operating partners are not guaranteed.

Joint ventures risks – K-PEC may enter into Joint Ventures, partnerships, or co-ownership arrangements to acquire portfolio companies, which involve unique risks and conflicts of interest. These risks include potential insolvency or fraud by the Joint Venture partner, shared decision-making authority that may prevent desired actions, and impasses on major decisions affecting operations and profitability. Joint Venture partners may have economic or business interests that conflict with K-PEC’s. They may also have different tax structures. In addition, a Joint Venture partner may experience a change in control that may disrupt K-PEC’s business. Reliance on partners for day-to-day management and financial reporting may negatively impact performance. Restrictions on selling or transferring interests, buy-sell arrangements, and insufficient partner expertise can further complicate Joint Ventures.

Disputes with Joint Venture partners may lead to costly litigation or arbitration, diverting focus from K-PEC's business and potentially reducing the ability to make new acquisitions. Additionally, K-PEC may face unfunded commitments or be incentivized to fund future commitments related to portfolio companies, even without contractual obligations. These factors collectively pose significant risks to K-PEC's operations and financial performance.

Follow-on and secondary transactions risks – As part of its Joint Venture strategy, K-PEC may form Joint Ventures with businesses already owned by another KKR Vehicle, either through follow-on opportunities or secondary transactions. These acquisitions are typically more mature with shorter hold periods compared to primary investments. However, there is no assurance that these acquisitions will yield expected returns, as gains depend on the performance and disposition of each portfolio company.

These transactions may create conflicts of interest for KKR Manager. For example, co-investing in follow-on opportunities alongside KKR or KKR Vehicles could increase concentration in a particular asset, potentially amplifying losses if the acquisition underperforms. Secondary transactions involving the acquisition of interests from KKR Vehicles or advisory clients may also raise conflicts related to allocation and structuring of acquisition opportunities, as well as KKR Manager’s incentive to earn fees. While procedures are in place to mitigate these conflicts, there is no guarantee they will enable K-PEC to identify, adequately address or mitigate these conflicts of interest.

Additionally, K-PEC may pursue acquisition opportunities in commingled funds through secondary transactions, where it will have limited control over capital

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deployment and exit timing. The performance of these investments largely depends on the acquisition price, which may be based on incomplete information. Some secondary investments may involve less attractive assets or contingent liabilities, and K-PEC may face challenges in recovering funds if distributions are recalled by the relevant fund.

Investments in a limited number of portfolio companies or geographic regions – K-PEC may make a limited number of acquisitions, meaning its overall return could be significantly impacted by the poor performance of even a single acquisition. If K-PEC intends to syndicate a portion of its investment but fails to do so, it could end up holding a larger percentage of its NAV in one acquisition, negatively affecting performance returns. Additionally, K-PEC's acquisitions might be concentrated in a few sectors and geographies, increasing susceptibility to adverse economic or business conditions in those areas.

K-PEC has limited diversification requirements, and, while K-PEC intends to have certain diversification limitations, to the extent its acquisitions are concentrated in a particular market, it could become overexposed to certain assets or companies. If such concentration occurs, K-PEC may become more susceptible to fluctuations in value resulting from adverse economic or business conditions affecting that particular market. During economic slowdowns or difficult market conditions, the impact could be exacerbated by geographic concentration. KKR Manager considers various factors to determine the primary location of a portfolio company, but diversification by region is limited. Achieving attractive returns may depend on the exceptional performance of one or a few acquisitions, which is not guaranteed. Furthermore, to the extent that the fund is a co-investor alongside K-PEC for a particular acquisition, or is an investor in any KKR Vehicles that form Joint Ventures with K-PEC for a particular acquisition, the fund’s exposure and risk of loss in such an acquisition could be further concentrated.

Heavily regulated industries risks – K-PEC has acquired, and may in the future acquire, portfolio companies that are involved in industries that are heavily regulated. Such portfolio companies would pose additional risks relative to other portfolio companies. If a portfolio company fails to comply with any applicable regulations, it could also be subject to civil or criminal liability and the imposition of fines. A portfolio company also could be materially and adversely affected as a result of statutory or regulatory changes, or judicial or administrative interpretations of existing laws and regulations, that impose more comprehensive or stringent requirements on such portfolio company. Governments have considerable discretion in implementing regulations and could make decisions that adversely affect a portfolio company’s business. Additionally, certain portfolio companies may have a unionized workforce or employees who are covered by a collective bargaining agreement, which could subject the portfolio company to complex laws and regulations relating to its activities and labor relations matters. Moreover, a portfolio company’s operations and profitability could suffer if it experiences problems related to labor relations or if it is unable to negotiate new collective bargaining agreements on terms favorable to it. Any such problems additionally could bring scrutiny and attention to K-PEC, which could adversely affect K-PEC’s ability to implement its business objectives.

Commodity price and energy industry market dislocation risks – K-PEC has acquired, and may in the future acquire, portfolio companies that are subject to commodity price risk. The operation and cash flows of any portfolio company could depend upon

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prevailing market prices of commodities. Commodity prices fluctuate depending on a variety of factors beyond the control of K-PEC or KKR Manager. To the extent that events effecting commodity prices are not temporary and continue, or even worsen, this could have an adverse impact on certain portfolio companies and could lead to an overall weakening of U.S. and global economies. Such marketplace events could also restrict the ability of K-PEC to sell or liquidate certain portfolio companies at favorable times or for favorable prices. There can be no assurance as to the duration of any perceived market dislocation.

Interest rate risks – K-PEC has acquired, and may in the future acquire, portfolio companies that may be exposed to interest rate risk. Market interest rates can be influenced by factors such as inflation, economic growth or recession, unemployment, money supply, governmental monetary policies, and international instability. Unexpected movements in interest rates can adversely affect K-PEC’s portfolio companies, as well as the broader economy. K-PEC may experience imbalances in the interest rate sensitivities of its assets and liabilities, which could negatively impact its performance. While K-PEC may seek to hedge interest rate risk, ongoing regulatory changes surrounding over-the-counter (“OTC”) derivatives could limit its ability to do so effectively.

Portfolio companies often carry significant levels of debt, making them more susceptible to interest rate fluctuations. The structure and nature of the debt, including the type of facilities, maturity profile, fixed versus variable rates, and covenants, are crucial in assessing interest rate risk. Consequently, interest rate changes could have a more significant impact on K-PEC's portfolio companies than on the broader economy, potentially affecting K-PEC’s returns more substantially.

Inflation risks – If a portfolio company is unable to increase its revenue in times of higher inflation, its profitability may be adversely affected. K-PEC’s portfolio companies could in some cases have long-term rights to income linked to some extent to inflation. Typically, as inflation rises, such a portfolio company will earn more revenue but also will incur higher expenses; as inflation declines, a portfolio company may be unable to reduce expenses in line with any resulting reduction in revenue.

Health care sector risks – K-PEC has acquired, and may in the future acquire, portfolio companies in the health care sector, which is subject to various risks including changes in government policies, regulatory approval, and ongoing regulatory review. Early-stage health care companies face substantial risks such as limited operating histories, rapidly changing technologies, potential litigation, extensive government regulation, and challenges in obtaining regulatory approvals. These companies often operate at a loss and require substantial additional capital for research and development. They may also face intense competition from better-resourced companies.

Additionally, health care portfolio companies or their significant customers may rely on a single product under development, making them vulnerable to failure in clinical trials or regulatory approvals. Such failures could severely impact the prospects of these companies and negatively affect K-PEC's performance. Each of these risks could have a material adverse effect on the portfolio companies and, consequently, on K-PEC's overall returns.

Renewable energy industry risk – K-PEC may acquire renewable energy businesses and businesses which use renewable energy assets. Diverse factors, including the

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cost-effectiveness, performance and reliability of renewable energy technology, changes in weather and climate and availability of government subsidies and incentives, as well as the potential for unforeseeable disruptive technology and innovations, present potential challenges to portfolio companies with renewable assets. Variations in renewable resource levels impact the amount of electricity generated, and therefore cash flow generated, by renewable energy portfolio companies. The reduction, elimination or expiration of government subsidies and economic incentives could adversely affect the cash flows and value of a particular portfolio company, the flow of potential future portfolio company opportunities and the value of any platform in the sector. In addition, the development and operation of renewable assets may at times be subject to public opposition. While public opposition is usually of greatest concern during the development stage of renewable assets, continued opposition could have an impact on ongoing operations.

Distressed companies and bankruptcy risks – K-PEC may acquire portfolio companies experiencing financial difficulties, which could lead to bankruptcy, restructuring, or insolvency proceedings. These situations carry substantial risks, including the potential for additional liabilities exceeding K-PEC’s original investment. Lenders who inappropriately control a debtor's management may face subordination of claims or liability for damages. Payments to and from K-PEC could be reclaimed under bankruptcy laws if these payments are deemed fraudulent conveyances or preferential payments. Restructuring acquisitions can be affected by local statutes, potentially resulting in adverse outcomes for K-PEC.

Distressed portfolio companies require active monitoring and may involve KKR Manager in reorganization proceedings, potentially restricting K-PEC's ability to liquidate positions. Bankruptcy and restructuring involve significant risks, including adversarial proceedings and decisions by courts that may not align with K-PEC's interests. The duration and outcome of these processes are unpredictable, with potential delays and substantial costs, particularly in jurisdictions with less sophisticated insolvency laws. Financial distress can negatively impact a portfolio company's competitive position, management stability, investment capacity, and contractual relationships, potentially leading to significant business impairment in the portfolio company or the portfolio company’s liquidation.

Insolvency laws vary across jurisdictions, with some being more debtor-friendly, imposing moratoriums on claims enforcement, or having clawback provisions invalidating transactions prior to insolvency. K-PEC may face challenges in these jurisdictions, including increased risks of participating in uncontrolled bankruptcy processes and potential invalidation of security or repayment obligations. KKR Manager will balance the advantages and disadvantages of representing K-PEC in creditors' committees, but such representation could have adverse consequences in certain situations.

Emerging companies risks – K-PEC has acquired, and may in the future acquire, portfolio companies that are in a conceptual or early stage of development. Companies in emerging sectors are often characterized by short operating histories, new technologies, and evolving markets, making it challenging to evaluate acquisition opportunities. These companies need to implement successful sales, marketing, finance, and operational strategies to succeed. The loss of key management personnel can be detrimental for these companies. These companies face substantial operational

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risks, including uncertain market acceptance, high regulatory risks, intense competition, lower capitalizations, and potential rapid organizational changes. Rapid technological developments may render their technology obsolete before achieving profitability, and they often require substantial additional capital for expansion or to maintain competitiveness. These companies typically have shorter operating histories and negative cash flow, and are more susceptible to macroeconomic effects and industry downturns.

Furthermore, these portfolio companies may have fewer products, services, or clients compared to more established companies, increasing their vulnerability to competition. Dependence on a limited number of products, services, or clients poses significant risks if development efforts fail or are not completed within budget or on time. The failure of key products or services or the loss of major clients could severely impact the prospects of these companies, negatively affecting K-PEC's performance.

Patent, trademark and other intellectual property risks – K-PEC has acquired, and may in the future acquire, companies that depend heavily on intellectual property rights, including patents, copyrights, trademarks, trade secret protection, non-disclosure agreements, service marks and proprietary information, products or processes. The value of these companies depends on their ability to enforce intellectual property laws effectively. Patent disputes are common, costly, and can prevent product commercialization, potentially leading to significant liabilities for a portfolio company. Competitors or third parties may allege intellectual property infringement by portfolio companies, their customers, or consultants, which can be expensive and time-consuming to defend, possibly halting the portfolio’s product development or sales.

The patent landscape is complex and uncertain, and infringement on third-party intellectual property rights could force portfolio companies to obtain costly licenses or cease using certain technologies. Failure to secure necessary licenses can adversely affect a company's value. Additionally, if a portfolio company's intellectual property is infringed, it may not fully capitalize on market demand. Pharmaceutical companies, in particular, face significant risks when patents or regulatory exclusivities expire, leading to competition from lower-priced generic products, especially in the United States where generic market share is high. Inconsistent global patent laws and reductions in intellectual property protection can further harm portfolio companies.

Technology industry risks – Technology companies face numerous challenges, including rapidly changing market conditions, new competing products, evolving consumer preferences, short product life cycles, and disruptive innovations like artificial intelligence and data science. The low barriers to entry in the software and technology industries allow new products and services to be quickly distributed and adopted at relatively low costs, leading to significant competition and downward pressure on pricing. Any technology sector portfolio company acquired by K-PEC will need to navigate this volatile environment. Additionally, traditional industries are increasingly being disrupted by technological advancements or competing innovations, which could render products or services of portfolio companies obsolete.

Rapid technological innovation can impact K-PEC's strategies, and unforeseen advancements may negatively affect portfolio companies acquired based on inaccurate predictions about the direction or degree of innovation. Consumer tastes and preferences can shift quickly, potentially decreasing a portfolio company's market

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share if competitors gain favor. Technology companies often trade at high multiples to current earnings, reflecting anticipated future growth that may not materialize. Uncertainty in government regulations and policies can also impact the development and marketability of technology-based companies. A decline in the technology sector or failure to adopt technology competitively could reduce returns for K-PEC’s unitholders.

Media and communications risks – K-PEC has acquired, and may in the future acquire, portfolio companies involved in the media and communications industries. The media business faces risks from adverse government regulation, which has been in flux over the past decade and is subject to the political process. Future legislation, new regulations, or deregulation could adversely affect the business of K-PEC's portfolio companies. Additionally, the media industry experiences intense competitive pressures and significant price volatility. Rapid technological changes can also render the products and services of media-related portfolio companies obsolete as they face competition from new and developing technologies.

Similarly, the communications industry is subject to risks from adverse government regulation. Acquisitions in this sector may require K-PEC or its portfolio companies to disclose information about K-PEC and its investors, and could impose restrictions on investments in other communications companies. The regulatory environment is dynamic, and future changes in laws and regulations could negatively impact communications companies. The communications industry also faces intense competition and significant price volatility, with rapid technological advancements potentially rendering existing products and services obsolete.

Middle-market risks – K-PEC has acquired, and may in the future acquire, “middle market” portfolio companies. Acquisitions of middle market companies, while often presenting greater opportunities for growth, can also entail larger risks than are customarily associated with acquisitions of larger, more established companies. Medium-sized companies could have more limited product lines, markets and financial resources, and could be dependent on a smaller management group. As a result, such companies are expected to be more vulnerable to general economic trends and to specific changes in markets and technology. In addition, future growth may be dependent on obtaining additional financing, which may not be available on acceptable terms when required. Further, there is ordinarily a more limited marketplace for the sale of interests in smaller, private companies, which could make realizations of gains more difficult. In addition, the relative illiquidity of private equity holdings generally, and the somewhat greater illiquidity of private holdings in small- and medium-sized companies, could make it difficult for K-PEC to react quickly to negative economic or political developments.

Foreign investments risks – K-PEC has acquired, and may in the future acquire, portfolio companies based outside of developed economies like Western Europe and the United States. These acquisitions involve various risks, including market differences such as price volatility and illiquidity, lack of uniform accounting and financial reporting standards, and less government supervision. Additionally, these portfolio companies may face economic and political risks such as instability, exchange control regulations, restrictions on foreign investment, expropriation, confiscatory taxation, and higher inflation rates. Governmental influence on national and local economies can also be unpredictable, and financing and exit strategies for these portfolio companies may be

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less attractive. Local taxes on income and gains may further impact the value of these acquisitions.

The risks are generally greater for portfolio companies in emerging markets, which often lack social, political, and economic stability. Legal systems in these regions may lack transparency and limit protections for non-U.S. investors, with potential for nationalization and confiscation without fair compensation. Emerging markets are typically inefficient, illiquid, and subject to political and economic instability. These markets may have unstable governments, economies based on few commodities, and companies with limited management depth. Currency exchange fluctuations, withholding taxes, and differences in corporate governance frameworks add to the complexity. Governmental intervention and developing institutions in these regions can adversely affect K-PEC's performance and ability to achieve business objectives.

Acquisitions in Eastern Europe and the Middle East present additional risks due to political transitions, civil unrest, armed conflict, and terrorist activities. These factors can have material adverse effects on local economies, the EU, and the global economy, impacting K-PEC's operations and portfolio companies. The ongoing conflict between Russia and Ukraine, along with resulting sanctions and export controls, further exacerbates these risks, creating uncertainty and potential negative impacts on global economic and market conditions. Additionally, differences in accounting standards and practices in non-U.S. countries can complicate the evaluation and due diligence of potential acquisitions, potentially affecting K-PEC's financial assessments and decisions.

Trade disputes risks – Political leaders in the United States and certain European nations have been elected on protectionist platforms, raising concerns about the future of global free trade. The U.S. government may change its international trade policies, renegotiate, or terminate existing trade agreements and treaties. In response, countries like China and Mexico have instituted or threatened retaliatory tariffs on U.S. goods. These trade disruptions and barriers could negatively impact the financial performance of K-PEC and its portfolio companies.

The ongoing trade dispute between the United States and China, despite a partial trade deal, remains a source of instability, potentially causing significant currency fluctuations and other adverse effects on international markets and trade agreements. This dispute has already had negative economic consequences on U.S. markets, and further escalation into a "trade war" could significantly impact the industries in which K-PEC's portfolio companies operate. Additionally, trade disputes between other countries could pose similar or even more pronounced risks and consequences for K-PEC and its portfolio companies.

Currency fluctuation risks – A significant portion of K-PEC's acquisitions and the income from these acquisitions may be denominated in non-U.S. currencies. However, K-PEC’s books will be maintained, and subscriptions to and redemptions and distributions from K-PEC will be made, in U.S. dollars. Currency devaluations against the U.S. dollar can adversely affect the value of K-PEC’s assets. Additionally, strict foreign exchange controls in certain countries can lead to artificially pegged exchange rates, distorting returns. If the U.S. dollar appreciates relative to these currencies, the dollar value of dividends, interest, or other payments received could decline, especially if not hedged. Restrictions on currency conversion and government intervention can further

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exacerbate these risks, potentially causing significant costs, delays, or prohibitions on converting currencies.

Currency conversion incurs costs, and while hedging transactions may be used to mitigate currency risks, their effectiveness is not guaranteed. Factors affecting currency values include trade balances, interest rates, asset values, and political and economic developments. The regulation of OTC derivatives may limit K-PEC's ability to hedge currency risks. Acquisitions in Euro-denominated businesses are also subject to volatility due to concerns about sovereign debt defaults in Europe and potential devaluation of the Euro. Such volatility can adversely impact the liquidity and value of portfolio companies and returns to K-PEC’s unitholders.

Investments in Asian companies – K-PEC has acquired, and may in the future acquire, portfolio companies based in Asia. The economies of many Asian countries are heavily reliant on international trade and could be adversely affected by protective trade barriers, exchange controls, currency value adjustments, and economic conditions in their trading partners. A slowdown in U.S. and European economies could negatively impact economic growth in Asian countries that depend on exports to these regions. Additionally, Asian economies are vulnerable to fluctuations in global commodity prices and have experienced high inflation rates and extensive external debt.

The securities markets in most Asian countries are generally smaller and less liquid than those in the United States. Economic downturns in Asia could significantly impact these markets, potentially hindering K-PEC's ability to exit portfolio companies successfully. Limited liquidity and a high concentration of units held by a few individuals can affect K-PEC's ability to acquire or dispose of securities at desired prices and times. Furthermore, lower levels of market monitoring and regulation, along with limited enforcement, could impact acquisition prices and market activities. Private equity’s short history in the region makes it riskier than more established asset classes. The sector's short history makes it challenging to assess future performance, regulations, taxation, and risks. With the development of this sector, new regulations promulgated by Asian governments could negatively impact K-PEC and its portfolio companies.

Preferred and/or structured equity securities and opportunistic credit and debt strategies – As part of K-PEC’s acquisition strategy, K-PEC has acquired, and may in the future acquire, preferred and/or structured equity securities and pursue opportunistic credit and debt strategies, which may have a material adverse impact on K-PEC’s liquidity. The ability of an entity to make distributions will be subject to various limitations. Also, such entity may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or be required to prepay all or a portion of its cash flows to pay outstanding obligations to credit parties. As a result, there may be a lag between the repayment or other realization from, and the distribution of cash out of, such an entity, or cash flow may be completely restricted for the life of the relevant entity. To the extent any such entity defaults in its obligations to any credit parties, such credit parties may be entitled to foreclose on any collateral pledged by the applicable entity and/or otherwise exercise rights and remedies as a creditor against the assets of any such entity, which could result in a loss of all or a part of K-PEC’s interest in any applicable portfolio company and/or distributions therefrom.

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Additional capital requirements – Certain of K-PEC’s portfolio companies, especially those in a development or “platform” phase, can require additional financing to satisfy their working capital requirements or acquisition strategies. Each such round of financing is typically intended to provide a portfolio company with enough capital to reach the next major corporate milestone. If the funds provided are not sufficient, such portfolio company might have to raise additional capital at a price unfavorable to the existing holders of the portfolio company, including K-PEC. In addition, K-PEC may contribute additional capital or exercise warrants, options or convertible securities that were acquired in the initial acquisition of such portfolio company in order to preserve K-PEC’s proportionate ownership when a subsequent financing is planned, or to protect K-PEC when such portfolio company’s performance does not meet expectations. There can be no assurance that the portfolio companies will be able to predict accurately the future capital requirements necessary for success or that additional funds will be available from any source.

Toehold interests – K-PEC has acquired, and may in the future acquire, toehold interests and investments in publicly traded securities of portfolio companies. K-PEC may accumulate minority positions in the outstanding equity or debt securities of (or securities or other instruments convertible into, exchangeable for or linked to the equity or debt securities of) existing or potential portfolio companies, with the intention of accumulating a sufficient position to enable K-PEC to influence the activities of such companies. This accumulation could be achieved through various means, including open market purchases, tender offers, negotiated transactions, or private placements. K-PEC may also seek to influence company governance or activities through proposals, including nominating new board members, even if opposed by the current board or management.

However, K-PEC may not always be able to execute its acquisition strategy due to various factors, such as failing to accumulate a sufficient position, inability to persuade existing management, or opposition from other unitholders. In such cases, K-PEC might dispose of its position sooner than intended, potentially at a loss if the market price has declined. This risk is heightened if the securities are thinly traded and K-PEC's position is substantial, as selling could depress the market price. Additionally, K-PEC's activities could generate negative publicity, especially if the portfolio company's board or management publicly opposes K-PEC's proposals or actions.

Risks Related to K-PEC’s Structure

Risks associated with dependence on KKR and KKR Manager – KKR holds, directly and indirectly, all of the voting power of K-PEC through its ownership of Class G units and is able to control the appointment and removal of all members of K-PEC’s board, including the independent directors. Accordingly, KKR exercises substantial influence over K-PEC.

K-PEC relies on the skill and expertise of its manager, KKR Manager, and the KKR private equity team, and others providing advice and services with respect to K-PEC to identify and consummate transactions of suitable portfolio companies and dispose of portfolio companies at a profit. There can be no assurance that these key business professionals or other persons will continue to be associated with or available to KKR Manager or its affiliates throughout the life of K-PEC. Access to KKR's resources is not

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guaranteed for every transaction, and changes in KKR's procedures can affect the management of K-PEC.

K-PEC must pay significant termination fees to KKR Manager if it ends the management agreement. KKR Manager can only terminate the agreement if K-PEC defaults on a material term and fails to remedy it within 30 days of notice. Termination by K-PEC requires a unanimous vote from independent directors and 90 days’ notice. KKR Manager may terminate the management agreement if K-PEC is required to be registered as an investment company under the 1940 Act. However, K-PEC will not be required to pay a termination fee in this case. The management agreement cannot be terminated for poor performance or changes in control and continues indefinitely unless properly terminated. Because KKR Manager is an affiliate of KKR and KKR has a significant influence on the affairs of K-PEC, K-PEC may be reluctant to terminate the agreement even in the case of a default, potentially harming unitholder value. Termination also requires K-PEC to forfeit its controlling interest in any Joint Venture, which would likely require K-PEC to register as an investment company under the 1940 Act. Termination would also require K-PEC to repurchase KKR shares within 30 days of the effective date of the termination, which could necessitate unfavorable asset liquidation or borrowing, negatively impacting unitholders.

Portfolio company acquisition and operational risks – The success of K-PEC depends on the ability of KKR Manager and its affiliates to identify and select appropriate portfolio companies, as well as K-PEC’s ability to acquire these portfolio companies. K-PEC competes for portfolio companies with other institutional investors as well as private equity, hedge and investment funds which could result in prices and terms for purchases of portfolio companies that are less beneficial to K-PEC than would otherwise have been the case, or the loss of acquisition opportunities. Also, there can be no assurance that K-PEC will be able to exit from its portfolio companies at attractive valuations. K-PEC likely will incur significant fees and expenses identifying, investigating, and attempting to acquire potential portfolio companies that K-PEC ultimately does not acquire, including fees and expenses relating to due diligence, transportation and travel, including in extended competitive bidding processes.

Before making a recommendation, KKR Manager will typically conduct due diligence that it deems reasonable and appropriate based on the facts and circumstances applicable to each portfolio company. Depending on the facts and circumstances of a particular portfolio company, KKR Manager may not have sufficient time to carry out its due diligence processes with respect to such portfolio company in a timely manner, which could have a material adverse impact on K-PEC. Outside consultants, legal advisors, accountants, investment banks and other third parties may be involved in the due diligence process, which can present a number of risks primarily relating to KKR Manager’s reduced control of the functions that are outsourced.

KKR Manager may adjust K-PEC’s business strategy and guidelines based on market conditions and may pursue portfolio companies outside of KKR's traditional sectors or regions. Any projections regarding portfolio companies that K-PEC may own and control are estimates based only on KKR Manager’s intent as of the date of such statements and are subject to change due to market conditions and/or other factors. K-PEC’s unitholders rely on KKR Manager to select portfolio companies for K-PEC, as there is no information as to the nature and terms of any portfolio companies that a prospective unitholder can evaluate.

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The management teams of portfolio companies are responsible for portfolio companies’ day-to-day operations, which may include representatives with conflicting interests. KKR Manager monitors performance, but success is not guaranteed, and misconduct by management or employees of portfolio companies could cause significant losses and reputational harm. Misuse of confidential information by employees, consultants, or sub-contractors could also harm K-PEC’s reputation and financial position. Misconduct allegations could result in adverse publicity and significant reputational harm. Precautions or attempts to detect or deter such misconduct may not always be effective.

Structural conflicts of interest – As of the date hereof, KKR owns all of K-PEC’s outstanding Class G units, providing it with special rights and privileges not available to other K-PEC unitholders. In addition, KKR Manager is a wholly-owned subsidiary of KKR, and certain of K-PEC’s executive officers are employees of KKR or one or more of its subsidiaries. As a result, KKR has the power to significantly influence K-PEC’s business and affairs and can exercise significant influence over K-PEC, including removing directors (including independent directors), electing directors and filling any vacancies on the K-PEC’s board. As a result, conflicts of interest will at times arise in allocating time, services, or resources among the business activities of K-PEC, KKR Vehicles, affiliated KKR investment entities (including proprietary investment entities) and the executives of KKR.

KKR Manager receives a management fee from K-PEC regardless of its portfolio performance, which may reduce its incentive to seek high-return portfolio companies. Because the management fee is also based in part on K-PEC's outstanding equity, KKR Manager may also be incentivized to advance strategies that increase K-PEC's equity, and there may be circumstances where increasing K-PEC's equity will not optimize the returns for K-PEC's unitholders. K-PEC must pay this fee even during periods of net losses or declines in holdings value. KKR has the ability to earn a performance participation allocation, potentially motivating KKR Manager to pursue riskier, high-return portfolio companies or premature sales for short-term gains. Additionally, K-PEC reimburses KKR Manager and its affiliates for certain expenses, increasing costs if KKR Manager retains other service providers. Misaligned interests between K-PEC and KKR Manager could adversely impact business execution and financial results.

Risk of being required to register as an investment company – K-PEC has not requested that the SEC approve its determination that it does not engage primarily or hold itself out as being engaged primarily in the business of investing, reinvesting, or trading in securities, and the SEC has not done so. If the SEC were to disagree with K-PEC’s determination, K-PEC would need to adjust its business strategy and its assets to continue to satisfy the 40% test. Any such adjustment in K-PEC’s strategy or assets could have a material adverse effect on the value of K-PEC’s units.

In order to ensure that K-PEC is not deemed to be an investment company, it may be required to materially restrict or limit the scope of its operations or plans. A change in the value of K-PEC’s assets could cause K-PEC to fall within the definition of “investment company” inadvertently, and negatively affect K-PEC’s ability to maintain an exclusion from regulation under the 1940 Act.

K-PEC expects that KKR Manager will terminate the management agreement if K-PEC were required to register as an investment company under the 1940 Act, with such

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termination deemed to occur immediately before such event. K-PEC expects that termination of the management agreement will obligate K-PEC to forfeit its controlling interest in any Joint Venture, which would likely require K-PEC to register as an investment company under the 1940 Act and materially and adversely affect an investment in K-PEC’s units. If K-PEC were required to register as an investment company under the 1940 Act, the type and amount of acquisitions that K-PEC would be able to make as a principal would be limited and its business, financial condition, and results of operations would be materially and adversely affected.

If K-PEC were required to register as an investment company but failed to do so, K-PEC would be prohibited from engaging in its business, and civil actions could be brought against K-PEC, KKR Manager, and their affiliates. In addition, K-PEC’s contracts would be unenforceable unless a court required enforcement, and a court could appoint a receiver to take control of K-PEC and liquidate its business.

K-PEC’s LLC Agreement – K-PEC’s governing LLC Agreement (the “LLC Agreement”) contains provisions that reduce or eliminate duties (including fiduciary duties) of K-PEC’s board and limit remedies available to K-PEC unitholders, including the fund, for actions that might otherwise constitute a breach of duty. It will be difficult for K-PEC unitholders to successfully challenge a resolution of a conflict of interest in accordance with the LLC Agreement as whenever a potential conflict of interest exists between K-PEC and KKR, KKR Manager or any of their respective affiliates, the K-PEC board may resolve such conflict of interest. If K-PEC’s board obtains the approval of its Audit Committee, the resolution will be deemed to be approved by all K-PEC unitholders and deemed not to be a breach by K-PEC’s board of the LLC Agreement or any duties K-PEC’s board may owe to K-PEC or its unitholders. Additionally, KKR, KKR Manager, their respective affiliates and K-PEC’s directors, officers and certain service providers are entitled to exculpation and indemnification resulting in limited right of action for K-PEC unitholders.

Reporting obligations – K-PEC is subject to regulations, such as provisions of the Sarbanes-Oxley Act, which do not apply to private companies. Compliance with these regulations involves significant costs and efforts, and non-compliance may negatively impact K-PEC.

Risks Related to an Investment in K-PEC’s Units

K-PEC units – There is no public trading market for K-PEC’s units and K-PEC unitholders, such as the fund, will bear the risks of owning shares for an extended period of time due to limited repurchases. K-PEC’s units have not been registered under the Securities Act, the securities laws of any state or the securities laws of any other jurisdiction and cannot be resold unless they are subsequently registered under the Securities Act and other applicable securities laws or an exemption from registration is available. K-PEC is currently registered under the Exchange Act. It is not contemplated that the units will ever be registered under the Securities Act or other securities laws other than the Exchange Act. There is no public market for the units, and none is expected to develop. Accordingly, there are no quoted prices for the units. Therefore, repurchase of units by K-PEC will likely be the only way for a unitholder to dispose of its K-PEC units. K-PEC does not expect to make distributions on a regular basis.

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K-PEC may amend the LLC Agreement without unitholder approval and unitholders will not be entitled to vote for the election of directors or have any right to influence or control K-PEC’s operations. The voting power of K-PEC’s units is vested exclusively in the holders of the Class G units. KKR owns and is expected to continue to own all of K-PEC’s outstanding Class G units and will have the sole ability to elect directors of K-PEC. Unitholders, such as the fund, must rely entirely on K-PEC’s board, KKR Manager, KKR and their affiliates to conduct and manage the affairs of K-PEC and its portfolio companies.

Valuation and NAV calculation risks – Valuations of K-PEC’s portfolio companies are estimates of fair value and may not necessarily correspond to realizable value. The ultimate realization of the value of a portfolio company depends to a great extent on economic, market and other conditions beyond K-PEC’s control and the control of KKR Manager. Rapidly changing market conditions or material events may not be immediately reflected in K-PEC’s NAV. Because the price unitholders will pay for units in K-PEC’s private offering, and the price at which such units may be repurchased under the share repurchase plan by K-PEC, are based on the transactional NAV, unitholders, such as the fund, may pay more than realizable value or receive less than realizable value for their investment. Valuing K-PEC's portfolio companies involves significant judgment, especially for those without market quotations, leading to potential discrepancies in fair value determinations. Market uncertainty and low transaction volumes further complicate accurate valuations. Changes in credit markets and interest rates can impact valuations, potentially negatively. Overstated NAVs can result in higher management fees and performance allocations, adversely affecting unitholders, such as the fund. Share prices for subscriptions or repurchases are based on the most recent NAV, which may not reflect current values, causing discrepancies that can adversely impact unitholders and K-PEC. Incorrect NAVs might lead to unnecessary or disadvantageous portfolio company disposals or excessive borrowing, negatively affecting remaining unitholders.

The methods K-PEC uses to calculate its monthly NAV, which is the basis for the offering price for its units offered and the investment value published in customer account statements for its unitholders, are not prescribed by the rules of the SEC or any other regulatory agency. Further, there are no accounting rules or standards that prescribe which components should be used in calculating monthly NAV, and K-PEC’s monthly NAV is not audited by its independent registered public accounting firm. Errors may occur in calculating K-PEC’s monthly NAV, which could impact the price at which K-PEC sells and repurchases its units, and could in turn impact the fund’s NAV. K-PEC’s board has adopted a NAV error correction policy, pursuant to which K-PEC may take certain actions to correct an error in its NAV calculation. Depending on the error's nature and size, K-PEC may be reimbursed for errors causing net losses, or K-PEC unitholders may receive additional repurchase or distribution proceeds, refunds for excess subscription payments, or additional units for errors causing net losses to them. Pursuant to the terms and limitations of the NAV error correction policy, there may be circumstances where an error is not corrected, which could result in net losses to K-PEC or to unitholders, such as the fund. Prospective K-PEC unitholders, including the fund, will not know the NAV per share of their investment until after the investment has been accepted.

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New company risks – K-PEC and KKR Manager have limited operating history upon which prospective K-PEC unitholders can evaluate their performance. K-PEC unitholders should not draw conclusions from the prior experience of the KKR private equity team, as the past performance of KKR’s investment funds, vehicles, and accounts is not predictive of K-PEC’s performance. K-PEC’s acquisitions may differ from previous investments made by KKR. KKR has not previously sponsored or managed an operating company similar to K-PEC. K-PEC is subject to the business risks and uncertainties associated with any new company, including the risk of not achieving its business objectives and a potential decline in the value of its units.

KKR Manager cannot assure potential unitholders that it will be able to choose, make, and realize returns in any particular portfolio company. There is no assurance that K-PEC returns, if any, will be commensurate with the risks of owning and controlling the type of portfolio companies in which K-PEC expects to invest. There is no assurance that any K-PEC unitholder will receive any distribution from K-PEC or liquid assets with respect to the repurchase of its units. Therefore, purchasing K-PEC’s units should only be considered by persons who can afford a loss of their entire investment.

Limited shareholder liquidity risks – A purchase of K-PEC’s units requires a long-term commitment and should be viewed as an illiquid investment with no certainty of return. K-PEC’s investments in portfolio companies generally involve longer holding periods and are less liquid than traditional equity holdings. There is no established market for K-PEC’s units, making it difficult for K-PEC unitholders, such as the fund, to realize their investment or ascertain market value. Units are subject to resale restrictions under securities laws, and repurchases by K-PEC will likely be the only disposal method for K-PEC unitholders. It is uncertain when profits, if any, will be realized, and operating expenses may exceed income, requiring payment from K-PEC’s assets. Share repurchase requests depend on KKR Manager's determination of liquidity, which may cause delays. K-PEC intends to own portfolio companies long-term through Joint Ventures, with limited potential buyers and sellers, which may affect purchase availability and the ability to sell at fair value. Illiquidity could result from legal or contractual resale restrictions, and a portfolio company’s realizable value may be less than its intrinsic value. Exiting portfolio companies depends on equity market strength, liquidity, and IPO market conditions, with strategic sales affected by financing availability and market volatility. K-PEC’s units are suitable only for sophisticated investors willing to accept risks and lack of liquidity. Publicly traded securities holdings are subject to economic, political, interest rate, and other risks, with potential contractual or other sale limitations preventing K-PEC from taking advantage of favorable market prices.

Share repurchase risks – K-PEC is designed for long-term investors, and its units should be considered illiquid. K-PEC unitholders, such as the fund, must be prepared to hold units indefinitely, as they may not be able to sell them at all or at a favorable price. K-PEC may repurchase fewer units than requested, subject to caps, and K-PEC’s board may modify or suspend the share repurchase plan if it deems doing so is in the best interest of K-PEC and its unitholders. A quarterly share repurchase plan allows unitholders to request repurchases, but repurchases are limited to 5% of the aggregate NAV per quarter. Excess units may be repurchased at a discount, but there is no guarantee of additional liquidity. K-PEC’s board can make exceptions, modify, or suspend the plan. If the full amount of requested units is not repurchased, funds will be

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allocated pro rata. Most of K-PEC's assets are illiquid portfolio companies, so sufficient liquid cash may not always be available for repurchases. Repurchases may require borrowing or asset sales, increasing risks and expenses. If repurchase requests burden liquidity or operations, K-PEC may choose to repurchase fewer units or none at all. If K-PEC’s board suspends the share repurchase, the board must consider quarterly whether to continue any suspension of the repurchase plan.

Economic events may lead unitholders -to request repurchases of their units, adversely affecting K-PEC's cash flows, operations, and financial condition. Unitholders might seek to sell units during adverse economic conditions, impacting asset performance. Satisfying repurchase requests could strain cash flow, limit future repurchases, hinder new acquisitions, or force asset sales at unfavorable times, negatively affecting operations and financial health. K-PEC may also require unitholders to have their units repurchased at any time, with 10 days' notice, if deemed in K-PEC's best interest. Such mandatory repurchases are not subject to repurchase limits or early repurchase fees unless otherwise determined by K-PEC.

Payment of the management fee or performance participation allocation in shares – At KKR Manager’s election, K-PEC will pay KKR Manager all or a portion of its management fee in Class F units instead of paying KKR Manager an equivalent amount of such management fee in cash, which will dilute the interests of investor units issued by K-PEC. In addition, K-PEC may pay KKR all or a portion of its performance participation allocation in Class F units instead of paying KKR an equivalent amount of such performance participation allocation in cash, which will similarly dilute the interests of investor units issued by K-PEC.

Risks Related to K-PEC’s Investments in Indebtedness, Preferred and/or Structured Equity Securities

Corporate bonds risks – K-PEC may invest in corporate bonds consisting of a wide variety of debt obligations of varying maturities issued by U.S. and foreign corporations (including banks) and other business entities and may hold corporate bonds that are below investment grade quality. Corporate bonds rated below investment grade quality (that is, rated below “BBB-” by Standard & Poor’s Corporation or Fitch Ratings, Inc., below “Baa3” by Moody’s Investors Service, Inc. or comparably rated by another nationally recognized statistical rating organization) are commonly referred to as “high yield” securities or “junk bonds.” Corporate bonds rated below investment grade quality are considered predominately speculative with respect to the issuer’s capacity to pay interest and repay principal according to the terms of the obligation and, therefore, carry greater investment risk, including the possibility of issuer default and bankruptcy and increased market price volatility. Corporate bonds rated below investment grade tend to be less marketable than higher-quality securities because the market for them is less broad.

If K-PEC holds a significant portion of its assets in one market segment, it will be more susceptible to economic, business, political, regulatory and other developments generally affecting issuers in such segment of the corporate bond market.

Loans risks – The prices of, and the income generated by, loans and other similar forms of debt held by K-PEC may be affected by factors such as the interest rates, maturities and credit quality of these securities. Loans and similar debt instruments may not be securities, but could represent a specific commercial loan to a borrower.

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When purchasing indebtedness and loan participations, K-PEC is subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Where K-PEC invests as a sub-participant in syndicated debt, it could be subject to certain risks as a result of having no direct contractual relationship with the underlying borrower. As a result, K-PEC will generally be dependent on the lender to enforce its rights and obligations under the loan arrangements in the event of a default by the underlying borrower. There could be less readily available and reliable information about most bank loans than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act, or registered under the Exchange Act.

In general, the secondary trading market for bank loans is not fully developed. No active trading market may exist for certain senior secured loans, which could make it difficult to value them.

Lender liability risks – A number of U.S. judicial decisions have upheld judgments obtained by borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the borrower or has assumed an excessive degree of control over the borrower resulting in the creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of its investments, K-PEC will, from time to time, be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a borrower to the detriment of other creditors of such borrower; (ii) engages in other inequitable conduct to the detriment of such other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors; or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court might elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.” As a result, K-PEC could be subject to claims from creditors of an obligor that its interests in debt issued by such obligor should be equitably subordinated.

Convertible securities risks – K-PEC may invest in convertible securities, such as bonds, debentures, notes, preferred stocks or other securities that may be converted into, or exchanged for, a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. Convertible securities have unique characteristics in that they generally (i) have higher yields than common stocks but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed-income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. If a convertible security held by K-PEC is called for redemption, K-PEC will be required to permit the issuer to redeem the security, convert the security into the underlying common stock or sell the security to a

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third party. Any of these actions could have an adverse effect on K-PEC’s ability to achieve its investment objective.

Commercial mortgage-backed securities risks – Commercial mortgage-backed securities (“CMBS”) are subject to particular risks, including a lack of standardized terms, shorter maturities than residential mortgage loans and the payment of all or substantially all of the principal only at maturity rather than regular amortization of principal. Additional risks may be presented by the type and use of a particular commercial property. Adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on commercial properties than on those secured by loans on residential properties. In the event that KKR Manager overestimates the pool level losses relative to the price K-PEC pays for a particular CMBS, K-PEC may experience losses with respect to such CMBS. Periods of market volatility could impact the valuations of K-PEC’s assets and impair its ability to sell such CMBS if it were required to liquidate all or a portion of its CMBS quickly.

Residential mortgage-backed securities risks – K-PEC’s potential holdings of residential mortgage-backed securities (“RMBS”) are subject to risks of defaults, foreclosure timeline extension, fraud, home price depreciation and unfavorable modification of loan principal amount, interest rate and amortization of principal accompanying the underlying residential mortgage loans. In the event of defaults on the residential mortgage loans that underlie K-PEC’s potential holdings of RMBS and the exhaustion of any underlying or additional credit support, K-PEC may not realize its anticipated return and may incur a loss.

Asset-backed securities risks – Asset-backed securities, including holdings of pass-through certificates, securitization vehicles or other special purpose entities, may be more sensitive to changes in prevailing interest rates than other securities and prepayment on the underlying assets may have the effect of lowering their return. The asset-backed securities K-PEC may hold are also subject to risks associated with their structure and the nature of the underlying assets and the servicing of those assets, including default risk, recovery on collateral, cash flows and the tranche in which the holder has an interest. Many asset-backed securities K-PEC may hold may be difficult to value and may be deemed illiquid. Asset-backed securities may have the effect of magnifying exposure to changes in the value of the underlying assets and may also result in increased volatility in K-PEC’s NAV. The value of an investment in K-PEC’s units may be more volatile and other risks tend to be compounded if and to the extent that K-PEC is exposed to asset-backed securities.

Collateralized debt obligations risks – K-PEC may hold collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”) and other similarly structured securities. The risks of holding a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument K-PEC holds. These instruments may carry risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default; (iii) the possibility that holdings of CBOs, CLOs and other CDOs are subordinate to other classes or tranches thereof; and (iv) the possibility that the complex structure of the security may not be fully understood at

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the time of acquisition and may produce disputes with the issuer or unexpected results.

K-PEC Risks Related to Taxation

K-PEC tax risks – K-PEC’s ability to make distributions depends on it receiving sufficient cash distributions from its underlying Operating Subsidiaries, and K-PEC cannot assure its unitholders that it will be able to make cash distributions to them in amounts that are sufficient to fund their tax liabilities. If K-PEC or its portfolio companies expected to be treated as a partnership for U.S. federal income tax purposes were to be treated as a corporation for U.S. federal income tax purposes, the value of the fund’s investment in K-PEC might be adversely affected. In order for K-PEC to be treated as a partnership for U.S. federal income tax purposes, under present law, 90% or more of K-PEC’s gross income for every taxable year must consist of “qualifying income,” as defined in Section 7704 of the Code, and K-PEC must not be required to register as an investment company under the 1940 Act and related rules. Changes in tax laws related to partnerships and the “qualifying income” exception under the “publicly traded partnership” provisions under Section 7704 of the Code may have a material adverse effect on K-PEC’s qualification as a partnership for U.S. federal income tax purposes.

K-PEC’s structure involves complex provisions of U.S. federal income tax law for which no clear precedent or authority may be available. The tax characterization of K-PEC’s structure is also subject to potential legislative, judicial, or administrative change and differing interpretations, possibly on a retroactive basis.

To meet U.S. federal income tax and other objectives, K-PEC and its portfolio companies may invest through U.S. and non-U.S. subsidiaries that are treated as corporations for U.S. federal income tax purposes, and such subsidiaries may be subject to corporate income tax or be classified as passive foreign investment companies or controlled foreign corporations. Tax-exempt organizations may face certain adverse U.S. tax consequences from owning units if K-PEC generates unrelated taxable business income.

K-PEC’s delivery of required tax information for a taxable year may be subject to delay, which could require a unitholder who is a U.S. taxpayer to request an extension of the due date for such unitholder’s income tax return. In addition, the U.S. Internal Revenue Service (the “IRS”) may not agree with certain assumptions and conventions that K-PEC uses in order to comply with applicable U.S. federal income tax laws or that K-PEC uses to report income, gain, loss, deduction, and credit to unitholders. If the IRS makes an audit adjustment to K-PEC’s income tax returns, it may assess and collect any taxes (including penalties and interest) resulting from such audit adjustment directly from K-PEC, in which case cash available for distribution to unitholders might be substantially reduced. Under the Foreign Account Tax Compliance Act of 2010, certain payments made by K-PEC may be subject to a 30% federal withholding tax, unless certain requirements are met. If K-PEC is required to register as an investment company under the 1940 Act, it would likely be treated as a publicly traded partnership that is subject to corporate income taxes.

Risks Related to Co-Investments

Valuation risks – Valuations of portfolio companies underlying the fund’s co-investments are estimates of fair value and may not necessarily correspond to

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realizable value. The fair value of all portfolio companies will ordinarily be based on the determination of KKR in accordance with applicable valuation policies and procedures. The valuation methodologies used to value portfolio companies will involve subjective judgments and projections. In certain circumstances, the valuation of a portfolio company may not reflect the price at which the portfolio company is ultimately sold, and the difference between the valuation and the ultimate sale price could be material. The ultimate realization of the value of a portfolio company depends to a great extent on economic, market and other conditions beyond the control of the fund, its investment adviser or KKR. Valuation methodologies may permit reliance on a prior period valuation of particular portfolio companies. The valuation of the portfolio companies underlying the fund’s co-investments will, in certain circumstances, affect the ability of KKR to form and attract capital to KKR Vehicles. As a result, there may be circumstances in which KKR is incentivized to make more speculative acquisitions of portfolio companies, seek to deploy capital in portfolio companies at an accelerated pace, hold portfolio companies longer and/or to determine valuations that are higher than the actual fair value of portfolio companies. In particular, given that the fees for co-investments will be dependent on the valuation of illiquid assets, which will be determined by KKR, KKR could be incentivized to value the assets higher than if the fees were not based on the valuation of such assets. The foregoing conflicts arising from valuation matters will not necessarily be resolved in favor of the fund, and fund shareholders may not be entitled to receive notice or disclosure of the occurrence of these conflicts.

Structural risks of co-investments; allocations – The fund expects to invest in each co-investment opportunity alongside K-PEC, and possibly other KKR Vehicles that pursue private equity strategies, through a limited partnership formed in furtherance of such co-investment (the “Vehicle”). As a limited partner, the fund will have limited or no control over the management, operations, or investment decisions of the Vehicle, and KKR or its affiliates, acting as the general partner or manager, will exercise sole discretion over the investment decisions of the Vehicle, including the selection, structuring, and disposition of the underlying portfolio company. This may expose the fund to decisions that do not necessarily align with the fund’s investment objective or strategies. In addition, while KKR will generally seek to ensure that K-PEC, any other KKR Vehicles and Co-Investors participate in any co-investment and any related transactions on comparable economic terms to the extent practicable, and subject to legal, tax and regulatory considerations, co-invest opportunities may not be allocated pro rata among Co-Investors and the fund could participate in such transactions on different and potentially less favorable economic terms than such parties.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

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Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. As compensation for these services, Capital Research and Management Company is entitled to receive a management fee from the fund of 0.35% of the fund’s average daily net assets. Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory Service Agreement by the board of trustees will be contained in the fund's Form N-CSR for the fiscal period ending March 31, 2026.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital International Investors, Capital Research Global Investors and Capital World Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets.

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Portfolio managers

The following individuals are primarily responsible for the day-to-day management of the fund.

The Capital SystemTM Capital Research and Management Company uses a system of multiple portfolio managers in managing assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions for each fund and account managed by Capital Research and Management Company are subject to a fund’s objective, policies and restrictions of such fund or account and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions.

Portfolio manager/ Fund title (if applicable)	Investment experience	Portfolio manager in this fund since:	Primary title with investment adviser
Michael Beckwith	Investment professional since 1999 (with Capital Research and Management Company or affiliate since 2019)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Cheryl E. Frank	Investment professional since 1997 (with Capital Research and Management Company or affiliate since 2002)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Greg Miliotes	Investment professional since 1998 (with Capital Research and Management Company or affiliate since 2006)	the fund’s inception (2026)	Partner – Capital Research Global Investors
Jessica C. Spaly President	Investment professional since 1999 (with Capital Research and Management Company or affiliate since 2003)	the fund’s inception (2026)	Partner – Capital Research Global Investors

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and ownership of fund shares by the portfolio managers.

Trustees and officers Pursuant to the fund’s declaration of trust and by-laws, the board oversees the management of the business and affairs of the fund. The board appoints officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the board. The board consists of four trustees, three of whom are considered “independent persons” (as defined in the 1940 Act). The trustees are subject to removal or replacement in accordance with Delaware law and the declaration of trust. The SAI provides additional information about the trustees.

Control persons and principal holders of securities Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the

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outcome of certain matters presented for a shareholder vote. As the fund had not commenced operations as of the date of this prospectus, except as noted below, the fund does not know of any persons who own of record or beneficially 5% or more of any class of the fund’s shares as of the date of this prospectus.

The investment adviser has provided, or is expected to provide prior to the commencement of operations, the initial seed investments in the fund. For so long as the investment adviser has a greater than 25% interest in the fund, it may be deemed to be a “control person” of the fund for purposes of the 1940 Act.

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Additional information The trustees are generally responsible for overseeing the management of the fund. The trustees authorize the fund to enter into service agreements with the investment adviser, Capital Client Group, Inc., and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the fund. Shareholders are not intended to be third-party beneficiaries of such service agreements.

Neither this prospectus, the fund’s SAI, any contracts filed as exhibits to the fund’s registration statement, nor any other communications or disclosure documents from or on behalf of the fund creates a contract between a shareholder of the fund and the fund, a service provider to the fund, and/or the trustees or officers of the fund, other than pursuant to any rights under federal or state law. The fund may amend this prospectus, the SAI, and any other contracts to which the fund is a party, and interpret the investment objective, policies, restrictions and contractual provisions applicable to the fund without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the fund prospectus or SAI.

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Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ prior written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information. These documents are available by writing to or calling American Funds Service Company.

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Purchase and exchange of shares On behalf of the fund, American Funds Service Company, the fund’s transfer agent, and Capital Client Group, Inc., the fund’s distributor, are required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and Capital Client Group, Inc. reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class A-2 shares) next determined after investment instructions are received and accepted by the transfer agent.

Purchase of Class A shares You may generally open an account and purchase Class A shares, Class A-2 shares or Class A-3 shares by contacting any financial professional (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial professional and by mail, telephone, the Internet and bank wire.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. In addition, upon approval by an officer of the investment adviser, Class F-3 shares are available to institutional investors, which include, but are not limited to, foreign investment companies, charitable organizations, governmental institutions and corporations. For accounts held and serviced by the fund’s transfer agent, the minimum investment amount is $1 million.

Purchase of Class R shares Class R-6 shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R-6 shares also are generally

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available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-6 shares are available for investment by other registered investment companies and collective investment trusts approved by the fund’s investment adviser or distributor. Class R-6 shares are generally not available for purchase to retail nonretirement accounts; traditional and Roth individual retirement accounts (IRAs); Coverdell Education Savings Accounts; SEPs, SARSEPs and SIMPLE IRAs held in brokerage accounts; and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible employer-sponsored retirement plans may purchase Class A or Class R-6 shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Class R-6 shares may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Employer-sponsored retirement plans that are eligible to purchase Class R-6 shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $500,000 or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Purchase minimums and maximums The minimum initial investment amount is normally $1,000 per account for all share classes other than Class F-3 shares held and serviced by the fund’s transfer agent, which are subject to a minimum of $1 million. In addition, the fund reserves the right to repurchase the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. The minimum to add to an account is $50 for all share classes. See the SAI for details.

Purchase minimums described in this prospectus may be waived in certain cases. For example, for accounts established with an automatic investment plan, the initial purchase minimum of $1,000 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $1,000 within five months of account establishment.

Exchange You may exchange your Class A, Class A-2 and Class A-3 shares for shares of the same class of other Capital Group Funds without a sales charge, subject to any restrictions imposed by your financial intermediary. Any such exchange shall be permitted only in connection with the fund’s periodic repurchase offers as described above.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

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Please see the SAI for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

Transactions through intermediaries The fund has authorized broker-dealers and other financial intermediaries to receive purchase and repurchase orders on behalf of the fund. Such dealers/intermediaries are authorized to designate other intermediaries to receive purchase and repurchase orders on the fund's behalf. The fund will be deemed to have received a purchase or repurchase order when an authorized dealer/intermediary or, if applicable, their authorized designee, receives the order. Purchase or repurchase orders will be priced at the fund's net asset value next computed after they are received by an authorized dealer/intermediary or their authorized designee. Repurchase orders must be submitted to the fund by dealers/intermediaries and their authorized designees in accordance with the procedures described under the section of this prospectus titled “periodic repurchase offers.”

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Choosing a share class The fund has adopted a Multi-Class Plan in accordance with Rule 18f-3 under the 1940 Act. Although the fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 and Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. Under the Multi-Class Plan, shares of each class of the fund represent an equal pro rata interest in the fund and, generally, have identical voting, distribution, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses; and (c) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, and shall have exclusive voting rights on any matter submitted to shareholders that relates solely to that class.

The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 or Class R-6 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares.

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

· whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver); and

· availability of share classes as noted above.

Each investor’s financial considerations are different. You should speak with your financial professional to help you decide which share class is best for you.

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Sales charges

Class A and A-2 shares The initial sales charge you pay each time you buy Class A or Class A-2 shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

Class A shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1,000,000	1.50	1.52	1.20
$1,000,000 but less than $10,000,000	none	none	1.00
$10,000,000 but less than $25,000,000	none	none	0.50
$25,000,000 or more and certain other investments described below	none	none	0.25

Class A-2 shares

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	3.50%	3.63%	3.50%
$25,000 but less than $50,000	3.50	3.63	3.50
$50,000 but less than $100,000	3.50	3.63	3.50
$100,000 but less than $250,000	3.50	3.63	3.50
$250,000 but less than $500,000	2.00	2.04	2.00
$500,000 but less than $750,000	1.50	1.52	1.50
$750,000 but less than $1,000,000	none	none	1.50
$1,000,000 but less than $10,000,000	none	none	1.50
$10,000,000 but less than $25,000,000	none	none	1.00
$25,000,000 or more and certain other investments described below	none	none	1.00

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of

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rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1.00% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1,000,000 or more will be subject to a 1.00% contingent deferred sales charge if the shares are sold within 18 months of purchase, and investments in Class A-2 shares of $750,000 or more will be subject to a 2.00% contingent deferred sales charge if the shares are sold within 12 months of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being repurchased, whichever is less.

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Class A and Class A-2 share purchases not subject to sales charges

The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

· rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus; and

· investments made by accounts held at American Funds Service Company that are no longer associated with a financial professional may invest in Class A shares without a sales charge. This includes retirement plans investing in Class A shares, where the plan is no longer associated with a financial professional. SIMPLE IRAs and 403(b) custodial accounts that are aggregated at the plan level for Class A sales charge purposes are not eligible to invest without a sales charge under this policy.

The distributor may pay dealers a commission of up to 1.00% on investments made in Class A shares with no initial sales charge and up to 1.50% on investments made in Class A-2 shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus). If requested, Class A shares and Class A-2 shares will be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with Capital Client Group, Inc. (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(2) the supervised persons of currently registered investment advisory firms (“RIAs”) and assistants directly employed by such RIAs, retired supervised persons of RIAs with respect to accounts established while a supervised person (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

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(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with Capital Client Group, Inc. who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Please consult your financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class A-3 shares Class A-3 shares are not subject to any initial sales charge imposed by the fund or its distributor. That said, if you purchase Class A-3 shares through certain financial intermediaries, they may charge you transaction or other fees in such amount as they may determine. Please consult your financial intermediary for further information.

Class F shares Class F-2 shares and Class F-3 shares are sold without any initial or contingent deferred sales charge. If requested, Class F-2 shares will be sold to:

(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and

(2) The Capital Group Companies, Inc. and its affiliated companies.

Class R-6 shares Class R-6 shares are sold without any initial or contingent deferred sales charge. No dealer compensation is paid from fund assets on sales of Class R-6 shares.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your financial professional for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you request that the fund repurchase only some of your shares, shares that are not subject to any contingent deferred sales charge will be repurchased first, followed by shares that you have owned the longest.

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Sales charge reductions and waivers To receive a reduction in your Class A or Class A-2 initial sales charge, you must let your financial professional or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your financial professional or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your financial professional or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in eligible shares of Capital Group Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information. Certain financial intermediaries that distribute shares of the funds may impose different sales charge waivers than those described in this prospectus. Please contact the applicable intermediary to ensure that you understand the steps you must take in order to qualify for any available waivers or discounts.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of our website at capitalgroup.com, from the statement of additional information or from your financial professional.

Reducing your Class A or Class A-2 initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law, your children under the age of 21 or disabled adult dependents covered by the Achieving a Better Life Experiences (ABLE) Act) may combine all of your investments in Capital Group Funds to reduce Class A or Class A-2 sales charges. In addition, two or more retirement plans of an employer or employer’s affiliates may combine all of their Capital Group Funds to reduce Class A sales charges. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded.

Following are different ways that you may qualify for a reduced Class A or Class A-2 sales charge:

Aggregating accounts To receive a reduced sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes;

· SEP and SIMPLE IRA accounts in plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc. or an affiliate;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds

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Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

· endowments or foundations established and controlled by you or your immediate family; or

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares; or

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases Unless noted otherwise in this prospectus, you may reduce your Class A or Class A-2 sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your Class A or Class A-2 sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be

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calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your Capital Group Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your Capital Group Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

If you make a gift of Capital Group Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A or Class A-2 sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine purchases of all eligible share classes that you intend to make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. With respect to Class A and Class A-2 sales charges, a statement of intention may include eligible shares of all Capital Group Funds (excluding American Funds U.S. Government Money Market Fund).

Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A or Class A-2 sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans are restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase and exchange of shares” in this prospectus for more information.

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The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention with respect to Class A sales charges.

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

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Right of reinvestment With respect to Class A or Class A-2 shares, if you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a repurchase, dividend payment or capital gain distribution without a sales charge in the same fund or other Capital Group Funds, provided that the reinvestment occurs within 90 days after the date of the repurchase, dividend payment or distribution and is made into the same account from which the shares were repurchased or from which you received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of repurchase, dividend payment or distribution.

Proceeds from a repurchase and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original repurchase, dividend payment or distribution was made. Any contingent deferred sales charge will be credited to your account. Repurchase proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other Capital Group Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and Class A-2 shares will be waived in the following cases:

· permitted exchanges of shares, except if shares acquired by exchange are then repurchased within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· repurchases due to death or post-purchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

· in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· repurchases due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document;

· shares repurchased at the discretion of the transfer agent for accounts that do not meet the fund’s minimum investment requirements, as described in this prospectus; and

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· required minimum distributions taken from retirement accounts in accordance with IRS regulations, if they do not exceed 12% of the value of an account annually.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are seeking to make the redemption.

The contingent deferred sales charge on Class A or Class A-2 shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the SAI.

To have your contingent deferred sales charge waived, you must inform your financial professional or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

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Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A or F shares through an IRA rollover, subject to the other provisions of this prospectus.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust Company IRAs if the assets were invested in any fund managed by the investment adviser or its affiliates at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian;

· rollovers to Capital Bank and Trust Company IRAs from investments held in American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs; and

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Moving between accounts Investments in the fund by certain account types may be moved to other account types without incurring additional sales charges. These transactions include:

· repurchase proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

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Plans of distribution

Distributor Capital Client Group, Inc. is the principal underwriter and distributor of the fund’s shares pursuant to a distribution agreement with the fund Capital Client Group, Inc., located at 333 South Hope Street, Los Angeles, CA 90071, is a broker-dealer registered with the SEC and is a member of FINRA. Capital Client Group, Inc. is a wholly-owned subsidiary of the investment adviser. Capital Client Group, Inc. is not obligated to sell any specific number of shares of the fund. Shares of the fund will be continuously offered through Capital Client Group, Inc. The fund and Capital Client Group, Inc. will have the sole right to accept orders to purchase shares and reserve the right to reject any order in whole or in part.

No market currently exists for the fund’s shares. The fund will not list its shares for trading on any securities exchange. There is currently no secondary market for the fund’s shares and the fund does not anticipate that a secondary market will develop for its shares. Neither the investment adviser nor Capital Client Group, Inc. intends to make a market in the fund’s shares.

Distribution and service (12b-1) fees The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board. These plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares. Although the fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 and Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

12b-1 Charge:	Share class(es)
Up to 0.30%	Class A shares
Up to 0.75%	Class A-2 shares
Up to 0.75%	Class A-3 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees expected to be paid by Class A shares of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table under “Summary of Fund Expenses” in this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment.

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Other compensation to dealers The fund's distributor, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of the distributor, to dealers with which it has a substantive distribution relationship involving the sale of the fund and other PPS Funds. The payments are made in fixed dollars or based on a percentage of eligible assets of PPS Fund shares held by the dealer. Eligible assets are all PPS Fund shares other than assets held in certain IRAs and retirement accounts. Dealers are responsible for identifying these assets and may direct Capital Client Group, Inc. to exclude additional assets.

Payments made pursuant to the paragraph above support various efforts, including, among other things:

· supporting meetings, conferences or other training and educational events conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about PPS Funds;

· making the PPS Funds available through firm distribution platforms and related sales infrastructure;

· payment of transaction fees;

· receiving data, including information on financial professionals to better tailor marketing and training and education opportunities;

· provision of marketing materials and educational content to financial professionals, and access to financial professionals for marketing, training and education opportunities; and

· account maintenance and support.

The distributor will, on a periodic basis, determine the advisability of continuing these payments.

The distributor also pays expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about PPS Funds. In addition, the distributor may make payments to other third parties for data.

If investment advisers, distributors or other affiliates of interval funds pay compensation or other incentives to investment dealers in differing amounts, dealer firms and their financial professionals may have financial incentives for recommending a particular interval fund over other interval funds, mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional's firm as to the compensation received.

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Fund expenses In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table under “Summary of Fund Expenses” in this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the investment adviser and its affiliates. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing nondistribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The Administrative Services Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of 0.05% for all share classes. The investment adviser receives an administrative services fee at the annual rate of 0.03% of the average daily net assets of the fund attributable to Class A, A-2, A-3, F-2, F-3 and R-6 shares (which could be increased as noted above) for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal and transfer agent (and, if applicable, subtransfer agent) payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent payments may be made to third parties (including affiliates of the investment adviser) that provide subtransfer agent and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent services varies depending on the share class and services provided for Class A, A-2, A-3 and F-2 shares. Subtransfer agency and recordkeeping fees for all share classes are reflected in the “Other expenses” item in the Annual Fund Operating Expenses table in this prospectus.

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Periodic repurchase offers The fund is a closed-end interval fund and, to provide liquidity and the ability to receive net asset value on a disposition of at least a portion of your shares, makes periodic offers to repurchase shares. No shareholder will have the right to require the fund to repurchase its shares, except as permitted by the fund’s interval structure. No public market for the shares exists, and none is expected to develop in the future. Consequently, shareholders generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the fund, and then only on a limited basis.

The fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without the approval of the holders of a majority of the fund’s outstanding shares, requiring the fund to either (i) make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, to repurchase between 5% and 25% of its outstanding shares at net asset value or (ii) if permitted by SEC exemptive relief or amendments to Rule 23c-3 under the 1940 Act, make monthly repurchase offers to repurchase, at net asset value, not less than 5% of its outstanding shares in any month and not more than 25% of its outstanding shares in any three-month period, in the case of either (i) or (ii) unless suspended or postponed in accordance with regulatory requirements. For these purposes, a “majority” of the fund’s outstanding shares means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the fund regardless of whether such shareholders are present at the meeting (or represented by proxy). Although the policy permits repurchases of between 5% and 25% of the fund’s outstanding shares, for each repurchase offer, the fund currently expects to offer to repurchase 5% of the fund’s outstanding shares at net asset value, subject to approval of the board. The schedule requires the fund to make repurchase offers at least every three months. The fund expects to make its initial repurchase offer in August 2026 or no later than the second full calendar quarter after the date that the fund's registration statement becomes effective.The fund may file for exemptive relief from the SEC to conduct monthly repurchase offers, but there can be no assurance that it will do so or that such exemptive relief will be granted.

Repurchases generally are funded from available cash, cash from the sale of shares or sales of portfolio securities. While the fund believes repurchases are generally beneficial to shareholders, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested, which may reduce returns. In addition, diminution in the size of the fund through repurchases without offsetting new sales, may result in untimely sales of portfolio securities (with imputed transaction costs, which may be significant) and a higher expense ratio, and may limit the ability of the fund to participate in new investment opportunities. The fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for the fund's securities and reduce the fund’s value.

Repurchase dates The fund will initially make quarterly repurchase offers. As discussed below, the date on which the repurchase price for shares is determined will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day).

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Repurchase request deadline When a repurchase offer commences, the fund sends, at least twenty-one (21) days and no more than forty-two (42) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

· The percentage of outstanding shares that the fund is offering to repurchase and how the fund will purchase shares on a pro rata basis if the offer is oversubscribed.

· The date on which a shareholder’s repurchase request is due.

· The date that will be used to determine the fund’s net asset value applicable to the repurchase offer (the “Repurchase Pricing Date”).

· The date by which the fund will pay to shareholders the proceeds from their shares accepted for repurchase.

· The net asset value of the shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the net asset value.

· The procedures by which shareholders may request that their shares be repurchased and the right of shareholders to withdraw or modify their request before the Repurchase Request Deadline.

· The circumstances in which the fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate shares until a subsequent repurchase offer and will have to resubmit a request in the next repurchase offer. The repurchase price will be the net asset value of the fund as determined at the close of business on the Repurchase Pricing Date. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

If your financial advisor or other intermediary (“authorized intermediary”) or their authorized designee will submit your repurchase request, you should submit your request to the authorized intermediary or designee in the form requested by the authorized intermediary or designee by the Repurchase Request Deadline. Such authorized intermediary or designee will be required to submit such orders to the fund as promptly as practicable following the Repurchase Request Deadline and in any case before the close of business on the Repurchase Pricing Date.

Determination of repurchase price and payment for shares The Repurchase Pricing Date will generally occur on the same date as the Repurchase Request Deadline, but in all instances must occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The fund expects to distribute payment to shareholders between one (1) and three (3) business days after the Repurchase Pricing Date and will distribute such payments no later than seven (7) calendar days after such date. The fund’s net asset value per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the fund calculates NAV is discussed below under “Valuing shares.” During the period an offer to repurchase is open,

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shareholders may obtain the current net asset value by visiting capitalgroup.com or calling the fund at (800) 421-4225.

While the fund does not impose a repurchase fee on shares accepted for repurchase by the fund, your financial advisor or other financial intermediary may charge service fees for handling share repurchases. Please consult your financial advisor or other financial intermediary for details.

Suspension or postponement of repurchase offers The fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the trustees, including a majority of trustees who are not “interested persons” of the fund, as defined in the 1940 Act. The fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the fund to lose its status as a regulated investment company under the Code; (2) for any period during which the New York Stock Exchange or any other market in which the securities owned by the fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the fund.

Oversubscribed repurchase offers There is no minimum number of share repurchase requests that must be submitted before the fund will honor repurchase requests. However, the trustees set for each repurchase offer a maximum percentage of shares that may be repurchased by the fund, which is currently expected to be 5% of the fund’s outstanding shares. In the event a repurchase offer by the fund is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund in any three-month period. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders request that the fund repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase such shares on a pro rata basis. However, the fund may in its sole discretion accept all shares tendered for repurchase by shareholders who own fewer than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered.

If any shares that you have requested to be repurchased are not repurchased because of proration, you will have to wait until the next repurchase offer and resubmit a new repurchase request, and your repurchase request will not be given any priority over other shareholders’ requests. Thus, there is a risk that the fund may not purchase all of the shares you wish to have repurchased in a given repurchase offer or in any subsequent repurchase offer. In anticipation of the possibility of proration, some shareholders may request that more shares be repurchased than they wish to have repurchased in a particular period, increasing the likelihood of proration. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event a repurchase offer by the fund is oversubscribed, the fund may not be able to honor the

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full amount of a required minimum distribution requested by a shareholder due to proration.

There is no assurance that you will be able to have your shares repurchased when or in the amount that you desire.

Consequences of repurchase offers From the time the fund distributes or publishes each repurchase offer notification until the Repurchase Pricing Date for that offer, the fund must maintain liquid assets at least equal to the percentage of its shares subject to the repurchase offer. For this purpose, “liquid assets” means assets that may be sold or otherwise disposed of in the ordinary course of business, at approximately the price at which the fund values them, within the period between the Repurchase Request Deadline and the repurchase payment deadline, or which mature by the repurchase payment deadline. The fund is also permitted to borrow up to the maximum extent permitted under the 1940 Act to meet repurchase requests.

These and other possible risks associated with the fund’s repurchase offers are described under “Principal risks – Repurchase offers risk” above. In addition, the repurchase of shares by the fund will be a taxable event to shareholders, potentially even to those shareholders that do not participate in the repurchase.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. Net asset value is computed by adding a class's share of the value of a fund's investments, cash and other assets, subtracting the class's share of the fund's liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding. Realized investment income and gain is included in the fund's net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (for example, the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. Futures contracts are valued primarily on the basis of settlement prices.

The fund’s portfolio investments are valued in accordance with procedures for making fair value determinations if market quotations are not readily available, including procedures to determine the representativeness of third-party vendor prices, or in the event market quotations or third-party vendor prices are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures will be employed

Capital Group KKR U.S. Equity+ / Prospectus     82

if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

The fund’s investments in K-PEC or other KKR Vehicles and private equity co-investments are valued at fair value. The fair value of such investments ordinarily will be, in the case of K-PEC, the net asset value of the fund’s interest in K-PEC, and will be, in the case of co-investments, the fair value ascribed to such investments by KKR or their affiliates as of, or prior to, the relevant determination date. The net asset value of K-PEC's shares is determined monthly, and the values of co-investments are generally determined monthly to the extent held by K-PEC, or otherwise quarterly, in each case by KKR; such values will be adjusted by the investment adviser for any other relevant information available at the time the fund values its portfolio, including capital activity and material events occurring between the reference dates of the valuations of those investments and the relevant determination date. Due to the inherent uncertainty in determining the fair value of investments for which market quotations are not readily available, including K-PEC and other private equity investments, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the fund.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when fund shares are not able to be purchased or repurchased.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. A contingent deferred sales charge may apply at the time you sell certain Class A shares.

Dividend reinvestment plan Pursuant to the fund’s dividend reinvestment plan (the “Plan”), all shareholders will have dividends and capital gain distributions reinvested automatically in additional shares of the same class and fund at net asset value unless they indicate otherwise on the account application. Shareholders who elect to participate in the Plan must include all of their fund shares in the Plan. Alternatively, shareholders may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer, as applicable. You may revoke or reinstate any election to receive cash. Dividends and capital gain distributions paid to the retirement plan shareholders will be automatically reinvested.

In the case of record shareholders such as banks, brokers or other nominees that hold fund shares for others who are the beneficial owners, American Funds Service Company, as the fund’s transfer agent, will administer the Plan on the basis of the number of fund shares representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose

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shares are held in the name of a bank, broker or nominee should contact the bank, broker or nominee for details. Such shareholders may not be able to transfer their shares to another bank or broker and continue to participate in the Plan.

Shares received under the Plan will be issued to you, generally one business day following the date the dividend or capital gain distribution is reinvested, at the NAV as of the date of the reinvestment. There is no sales or other charge for reinvestment. The number of full and fractional shares (carried to the third decimal place) that each shareholder receiving shares will be entitled to receive is to be determined by dividing the total dollar amount that he or she would have been entitled to receive had he or she elected to receive the dividend in cash by the NAV per share of such shares, such full and fractional shares to be credited to the accounts of such shareholders. You are free to withdraw from the Plan and elect to receive cash at any time by giving written notice to the transfer agent or by contacting your broker or dealer, who will inform the fund.

Your request must be received by the fund at least ten days prior to the payment date of the distribution to be effective for that dividend or capital gain distribution.

The transfer agent provides written confirmation of all transactions in the shareholder accounts in the Plan, including information you may need for tax records. Any proxy you receive will include all shares you have received under the Plan. No certificates for any full or fractional shares will be issued.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions. See “Taxes and distributions” in the statement of additional information.

The fund and the transfer agent reserve the right to amend or terminate the Plan. While there is currently no direct service charge to participants in the Plan, the fund and the transfer agent reserve the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the transfer agent by calling (800) 421-4225 or by writing to the fund at American Funds Service Company, P.O. Box 6007, Indianapolis, IN 46206-6007.

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Description of capital structure and shares The fund was organized as a Delaware statutory trust on July 10, 2025. All fund operations are supervised by the fund’s board, which meets periodically and performs duties required by applicable state and federal laws.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, repurchase, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board and set forth in the fund’s rule 18f-3 Plan. Each class’s shareholders have exclusive voting rights with respect to the respective class’s rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. In addition, the Trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

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Anti-takeover and other trust provisions The declaration of trust includes provisions that could limit the ability of other entities or persons to acquire control of the fund or to convert the fund to open-end status. To convert the fund to an open-end investment company, the declaration of trust requires the affirmative vote of 75% of the shares of the fund, unless such conversion has been approved by a majority of the trustees, in which case the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) shall be required. The 75% voting threshold is higher than that required under Delaware or federal law.

The trustees are elected for indefinite terms and do not stand for reelection. A trustee may be removed from office without cause only by a vote of two-thirds of the remaining trustees or by a vote of the holders of at least two-thirds of shares. These voting thresholds are not required under Delaware or federal law. The anti-takeover provisions in the declaration of trust promote stability in the governance of the fund and limit the risk that the fund will be subject to changes in control, operational changes or other changes that may not be in the best interests of shareholders.

The trustees may from time to time grant other voting rights to shareholders with respect to these and other matters in the by-laws, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of the assumption of control of the fund by a third party and/or the conversion of the fund to an open-end investment company. The trustees have considered the foregoing provisions and concluded that they are in the best interests of the fund and its shareholders.

The declaration of trust also provides a process for the bringing of derivative actions by shareholders. Except for claims under federal securities laws, no shareholder may maintain a derivative action on behalf of the fund unless holders of at least 20% of the outstanding shares of the fund join in bringing such action. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the trustees. Following receipt of the demand, the trustees must be afforded a reasonable amount of time to consider and investigate the demand. The trustees will be entitled to retain counsel or other advisers in considering the merits of the request and, except for claims under federal securities laws, the trustees may require an undertaking by the shareholders making such request to reimburse the fund for the expense of any such advisers in the event that the trustees determine not to bring such action.

Capital Group KKR U.S. Equity+ / Prospectus     86

ERISA considerations Employee benefit plans and other plans subject to ERISA or the Code (each, an “ERISA Plan”) may purchase shares. ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, prohibited transactions and other standards. Because the fund is registered as an investment company under the 1940 Act, the underlying assets of the fund will not be considered to be “plan assets” of any ERISA Plan investing in the fund for purposes of the fiduciary responsibility and prohibited transaction rules under Title I of ERISA or Section 4975 of the Code. Thus, neither the fund nor the investment adviser will be a fiduciary within the meaning of ERISA or Section 4975 of the Code with respect to the assets of any ERISA Plan that becomes a shareholder, solely as a result of the ERISA Plan’s investment in the fund. The fund is not intended for use in arrangements that would require daily redemption of shares, including 401(k) Plans and 529 College Savings Plans.

The provisions of ERISA are subject to extensive and continuing administrative and judicial interpretation and review. The discussion of ERISA contained herein is, of necessity, general and may be affected by future publication of regulations and rulings. Potential investors should consult their legal advisors regarding the consequences under ERISA of an investment in the fund through an ERISA Plan.

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Distributions and taxes

Dividends and distributions Distributions of net investment income, if any, generally are declared and paid at least semi-annually by the fund. Generally, dividends begin accruing on the day payment for shares is received by the fund or American Funds Service Company.

Capital gains, if any, are usually distributed in June and December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

Dividends and capital gain distributions are reinvested in additional shares of the same class of the fund at net asset value unless you indicate otherwise on the account application.

Taxes on dividends and distributions The tax treatment of fund distributions of capital gains is determined by how long the fund owned (or is deemed to have owned) the investments that generated them, rather than how long you owned your fund shares. For federal tax purposes, distributions of short-term capital gains are taxable to you as ordinary income. If you are an individual and meet certain holding period requirements with respect to your fund shares, you may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to you. The fund’s distributions of net long-term capital gains that are reported by the fund as capital gain dividends are taxable to you as long-term capital gains.

Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when such distributions are made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions The sale, exchange, or repurchase of your shares may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Sales or exchanges of fund shares within a tax-deferred retirement plan account will not result in an immediate capital gain or loss for federal income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions.

The discussion above is very general and does not address all aspects of taxation that may apply to shareholders or to specific types of shareholders such as tax-deferred retirement plans and persons who are not “U.S. persons” within the meaning of the Code. Please consult your tax adviser about the effect that an investment in the fund could have on your own tax situation, including possible U.S. federal, state, local or non-U.S. tax consequences, or about any other tax questions you may have.

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General information

Custodian of assets Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by The Bank of New York Mellon, located at 240 Greenwich Street, New York, NY 10286, as custodian. If the fund holds securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and repurchases of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm Deloitte & Touche LLP, located at 695 Town Center Drive, Costa Mesa, CA 92626, serves as Independent Registered Public accounting firm for the fund. Deloitte Tax LLP provides tax services to the fund.

Independent legal counsel The Board has engaged Stradley Ronon Stevens & Young, LLP, located at 100 Park Avenue, Suite 2000, New York, NY 10017, to serve as the fund’s legal counsel.

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Notes

Capital Group KKR U.S. Equity+ / Prospectus     90

Notes

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For shareholder services and 24-hour information	American Funds Service Company (800) 421-4225 capitalgroup.com For Class R-6 share information, visit AmericanFundsRetirement.com
Telephone calls you have with Capital Group may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to Capital Group on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders and Form N-CSR Additional information about the fund's investments will be available in the fund's annual and semi-annual reports to shareholders and in the Form N-CSR on file with the U.S. Securities and Exchange Commission ("SEC").

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the investment adviser and its affiliated companies, including the fund’s distributor.

The codes of ethics and current SAI are on file with the SEC. These and other related materials about the fund are available for review on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, capitalgroup.com.

E-delivery and household mailings Each year you are automatically sent an updated prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, capitalgroup.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 6455 Irvine Center Drive, Irvine, California 92618.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

PVGEPRX-402-0226P Litho in USA CGD/UNL/10781 Investment Company File No. 811-24110

Capital Group KKR U.S. Equity+

Part B
Statement of Additional Information

February 20, 2026

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Group KKR U.S. Equity+ (the “fund”) dated February 20, 2026. You may obtain a prospectus from your financial professional, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

Capital Group KKR U.S. Equity+
Attention: Secretary

6455 Irvine Center Drive
Irvine, California 92618

You may also obtain a copy of the fund’s prospectus and annual and semi-annual shareholder reports on the U.S. Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial professional, investment dealer, plan recordkeeper or employer for more information.

References in this statement of additional information to the fund’s “investment adviser” or “adviser” shall refer to Capital Research and Management Company.

Class A	USEPX
Class A-2	USEUX
Class A-3	USEJX
Class F-2	USEAX
Class F-3	USEFX
Class R-6	RUSGX

Table of Contents

Item	Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	4
Fund policies	23
Management of the fund	25
Execution of portfolio transactions	46
Price of shares	50
Taxes and distributions	53
Purchase and exchange of shares	57
Sales charges	61
Sales charge reductions and waivers	63
Repurchase of shares	67
Shareholder account services and privileges	68
General information	70
Appendix	81

Financial statements

Capital Group KKR U.S. Equity+ — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations. Please see the fund’s prospectus for additional information regarding the fund’s investment objective, principal investment strategies and risks.

Investing in publicly traded and private equity securities

· The fund seeks to achieve its investment objective by investing in both publicly traded and private equity securities that the investment adviser believes have the potential for appreciation.

· The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities.

· With respect to the fund’s investments in publicly traded equity securities, the fund expects to invest primarily in the securities of large and mid-capitalization issuers; however, it may also invest in smaller issuers.

· The fund will normally invest in private equity securities pursuant to two primary strategies: (i) investments in KKR Private Equity Conglomerate LLC (“K-PEC”) and (ii) co-investments alongside K-PEC or one or more other KKR Vehicles (defined in the fund’s prospectus). K-PEC is a limited liability company under the laws of the state of Delaware and is a holding company that seeks to acquire, own and control portfolio companies with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation through joint ventures. Normally, the fund expects to invest approximately 30% of its net assets in K-PEC and approximately 10% of its net assets in co-investments. The fund may also attain exposure to private equity securities through investments in one or more other KKR Vehicles that pursue private equity strategies.

· The fund’s allocations between public and private equity securities, as well as the fund’s allocations between K-PEC and co-investments, may fluctuate, at times significantly and/or for an extended period, depending on various factors, including market and economic conditions, appreciation or depreciation of portfolio holdings, availability of private equity investment opportunities, and fund subscription and repurchase activity.

Investing in equity securities of companies in the United States

· The fund will invest at least 80% of its net assets in equity securities of companies in the United States. This policy is not a fundamental policy and is subject to change only upon 60 days’ prior written notice to shareholders.

· For purposes of the fund’s investment strategies, including the fund’s 80% investment policy, “equity securities” include, but are not limited to, (i) direct investments in publicly traded or privately traded equity interests of companies, including, but not limited to, common stocks, preferred stocks, and depositary receipts and securities convertible or exchangeable for common stock, preferred stock, or depositary receipts; (ii) investments and co-investments in various types of operating companies, holding companies and business ventures, including partnerships and business development companies, through the acquisition of equity or equity-like securities or interests in special purpose vehicles that acquire the securities of

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privately-owned companies; (iii) indirect investments in equity of companies through investing in other vehicles, including alternative investment funds and exchange-traded funds, partnerships, limited liability companies, operating companies, and/or holding companies that invest directly or indirectly in public or private equity securities or similar interests; and (iv) derivative or other synthetic instruments with economic characteristics similar to equity securities.

· For purposes of determining whether an investment is made in a particular country or geographic region, including for purposes of the fund’s 80% investment policy, the fund’s investment adviser will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, the fund’s investment adviser will generally look to the determination of MSCI Inc. (“MSCI”) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including, but not limited to, when relevant data is unavailable or the nature of a holding warrants special considerations), the investment adviser may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

· For the avoidance of doubt, the fund’s investment in K-PEC and the fund’s co-investments are deemed to be equity securities, and the fund’s investment in K-PEC, and any co-investments providing investment exposure to issuers domiciled in the United States, are deemed to be investments in companies in the United States.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of significant and sustained repurchases. The fund is nondiversified, which means it may invest a greater portion of its assets in fewer issuers than would otherwise be the case.

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Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and principal risks.” The fund obtains investment and risk exposure to public equity securities and instruments through the fund’s direct investments in such securities and instruments. The risks pertaining to the fund’s investments in K-PEC and co-investments alongside K-PEC and other KKR Vehicles that pursue private equity strategies are described in the fund’s prospectus.

Market conditions – The value of, and the income generated by, the securities in which the fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the fund to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.

Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.

Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the fund’s investments and operation of the fund. These events could disrupt businesses that are integral to the fund’s operations or impair the ability of employees of fund service providers to perform essential tasks on behalf of the fund.

Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity

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securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid. The fund also could be exposed to risks that issuers will not fulfill contractual obligations with respect to certain forms of equity securities. With respect to non-controlling equity investments, the fund could have a limited ability to protect its position in such investments.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Growth-oriented, equity-type securities may involve large price swings and potential for loss.

Investing in private companies — The fund may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the fund from selling its company shares for a period of time following the public offering. Difficulty in valuing private companies may make it difficult to accurately determine the fund’s exposure to private companies.

Investments in private companies can offer the fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The fund determines relative market capitalizations using U.S. standards. Accordingly, the fund’s investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in other investment vehicles. The fund may invest in securities of other investment companies, such as open-end or closed-end management investment companies, or in pooled accounts, or other unregistered accounts, investment vehicles, or operating companies, such as K-PEC, to the extent permitted by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC.

Investments in securities of other investment companies are subject to limitations prescribed by the 1940 Act, the rules thereunder and applicable SEC staff interpretations thereof, or applicable exemptive relief granted by the SEC. Generally, the fund will not purchase securities of an investment company if, as a result: (1) more than 10% of the fund’s total assets would be invested in securities of other investment companies; (2) such purchase would result in more than 3% of the total outstanding

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voting securities of any such investment company being held by the fund; or (3) more than 5% of the fund’s total assets would be invested in any one such investment company. In some instances, the fund may invest in an investment company in excess of these limits; for instance, with respect to investments in money market funds or investments made pursuant to exemptive rules adopted and/or orders granted by the SEC.

K-PEC is a limited liability company under the laws of the state of Delaware, which acts as a holding company that seeks to acquire, own and control portfolio companies with the objective of generating attractive risk-adjusted returns and achieving medium-to-long-term capital appreciation through joint ventures. K-PEC is operated in a manner intending to be excluded from the definition of “investment company” under the 1940 Act. If K-PEC were required to register as an investment company under the 1940 Act, the type and amount of acquisitions that K-PEC would be able to make as a principal would be limited and its business, financial condition, and results of operations would be materially and adversely affected, and the fund’s ability to invest in K-PEC may be limited pursuant to the requirements of the 1940 Act. If K-PEC were required to register as an investment company but failed to do so, K-PEC would be prohibited from engaging in its business, and civil actions could be brought against K-PEC, its investment manager, and its affiliates.

The expenses associated with investing in a fund that invests a significant portion of its assets in another vehicle are generally higher than those for funds that do not invest in other vehicles. The fund will indirectly bear a pro rata share of fees and expenses incurred by any investment vehicles in which the fund is invested. The pro rata portion of the cumulative expenses may be higher or lower depending on the allocation of the fund’s assets among the investment vehicles and the actual expenses of the investment vehicles.

Restricted or illiquid securities — Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Restricted securities, for example, may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or may be forced to sell at a loss. The fund may incur significant additional costs in disposing of illiquid securities. These restrictions in the Code also may affect the availability of certain municipal securities.

Debt instruments — Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. Payment-in-kind loans permit the borrower to make interest payments in forms other than cash. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as

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derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this statement of additional information, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

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Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Certain preferred securities contain provisions that allow an issuer under certain conditions to skip or defer distributions. If the fund owns a preferred security that is deferring its distribution, the fund may be required to include the amount of the deferred distribution in its taxable income for tax purposes although it does not currently receive such amount in cash. Preferred securities often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer’s call. Preferred securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred securities may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities and U.S. government securities.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar

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to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An

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automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Stressed and distressed investments — The fund may invest in securities and other obligations of companies that are in significant financial or business distress, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant returns for the fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. There is no assurance that the fund will correctly evaluate the value of the assets collateralizing the fund’s investments or the prospects for a successful reorganization or similar action in respect of any company. In any reorganization or liquidation proceeding relating to a company in which the fund invests, the fund may lose its entire investment, may be required to accept cash or securities with a value less than the fund’s original investment and/or may be required to accept payment over an extended period of time. Troubled company investments and other distressed asset-based investments require active monitoring.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be

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denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Investing outside the United States — Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices than those in the United States. As a result, investments outside the United States may have less available information, and may be more difficult to value than investments in the United States; the fund may be unable to pursue legal remedies or obtain and enforce judgments in local courts; and repatriation of investment income, capital and the proceeds of sales by the fund may require governmental registration and/or approval. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access

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to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

In countries where direct foreign investment is limited or prohibited, the fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the fund with actual equity ownership in the operating company, these investment structures may limit the fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such arrangements, including those relating to the distribution of the funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the fund’s control over – and distributions due from – such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, the investment adviser currently expects that most countries not designated as developed markets by MSCI Inc. (“MSCI”) will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the fund's ability to convert or repatriate currencies and currency devaluations.

Government regulation — Certain emerging markets lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by

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investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Limited market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. For example, due to jurisdictional limitations, the Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in

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emerging markets will be incomplete or misleading, which may negatively impact the fund’s investments in such company. When faced with limited market information, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

Remedies — Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the fund and its shareholders. In addition, as a matter of law or practicality, the fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Currency transactions — The fund may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, the fund may enter into forward currency contracts and may purchase and sell options on currencies to protect against

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changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

The fund may also purchase or write put and call options on foreign currencies on exchanges or in the over-the-counter (“OTC”) market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the fund from entering into foreign currency transactions, force the fund to exit such transactions at an unfavorable time or price or result in penalties to the fund, any of which may result in losses to the fund.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

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The realization of gains or losses on foreign currency transactions will usually be a function of the investment adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to the fund’s use of derivatives, a fund’s obligations with respect to these instruments will depend on the fund’s aggregate usage of and exposure to derivatives, and the fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the fund’s derivatives risk.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code of 1986 as amended (the "Code") and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

Indirect exposure to cryptocurrencies – Cryptocurrencies are digital assets which may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the fund has no current intention of directly investing in cryptocurrencies, some issuers accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets and/or invest in cryptocurrencies, and the fund may have exposure to cryptocurrencies through investments in securities of such issuers. The fund may also invest in securities of issuers which provide cryptocurrency-related services.

Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Cryptocurrencies may trade on platforms which are largely unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The values of cryptocurrencies have been, and may in the future continue to be, highly volatile and subject to sudden and significant increases and declines. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network or a change in user preference to other cryptocurrencies. The value of securities of issuers with significant holdings of cryptocurrencies may be subject to, among other things, fluctuations in the value of such cryptocurrencies, and such issuers may experience custody issues and/or lose their cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. The fund may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.

Factors affecting the further development, use, and exchange of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to

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cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.

Unfunded commitment agreements — The fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to the fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. The fund will only enter into such unfunded commitment agreements if the fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.

Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality.

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”) and the U.S. Small Business Administration (“SBA”).

Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. government, cause the fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. government securities and affect the availability of such instruments for investment and the fund's ability to pursue its investment strategies.

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s

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right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Commercial paper — The fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding

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commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

Commercial paper in which the fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the fund’s board of trustees.

Temporary investments — During the period in which the net proceeds of the offering of shares are being invested or during periods in which the investment adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the fund, the fund could deviate from its investment objective and strategies. During such periods, the fund invests all or a portion of its assets in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash and cash equivalents. It is likely that the fund would not achieve its investment objective when it does so. It is impossible to predict when, or for how long, the fund will use these alternative strategies. There can be no assurance that such strategies will be successful.

In addition, subject to applicable law, the fund may, in the investment adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment by the fund in other securities, in order to fund anticipated repurchases, expenses of the fund or other operational needs, or otherwise.

Nondiversified status — The fund is a nondiversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer than a diversified investment company. To the extent that the fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the fund’s investment results. For the fund to be considered a “diversified” investment company under the Investment Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the fund or its service providers through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example,

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denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Inflation/Deflation risk — The fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the fund‘s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the fund‘s assets.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Affiliated investment companies — The fund may purchase shares of certain other investment companies managed by the investment adviser or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow the fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct

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investments in a particular asset class, and will subject the fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the fund’s performance. Any investment in another investment company will be consistent with the fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses.

Regulated investment company matters — To qualify and remain eligible for the special tax treatment accorded to regulated investment companies, or RICs, and their shareholders under the Code, the fund must meet certain source-of-income, asset diversification and annual distribution requirements with respect to each taxable year of the fund. Very generally, in order to qualify as a RIC, the fund must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in stock or other securities and currencies and net income derived from interests in “qualified publicly traded partnerships” (as defined herein). The fund must also meet certain asset diversification requirements at the end of each quarter of each taxable year. Failure to meet these diversification requirements on the last day of a quarter could result in the fund having to dispose of certain investments quickly in order to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times and could result in substantial losses to the fund. In addition, the fund is required to distribute with respect to each taxable year at least 90% of its “investment company taxable income” (generally, its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any) to its shareholders.

Private vehicles classified as partnerships for federal income tax purposes may generate income allocable to the fund that is not qualifying income for purposes of the 90% gross income test described above. In order to meet the 90% gross income test, the fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the fund's investments in private vehicles that are classified as partnerships for federal income tax purposes.

As described in the Prospectus under “K-PEC Risks Related to Taxation,” K-PEC intends to be treated as a partnership for U.S. federal income tax purposes. If K-PEC were to fail to qualify to be treated as a partnership, the fund may not meet the asset diversification tests necessary to qualify as a RIC.

As a result of the considerations described in the preceding paragraphs, the fund's intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in private vehicles that would otherwise be consistent with its investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the fund's return to shareholders.

If the fund fails to qualify as a RIC for any reason, and were not able to cure such failure, the fund would be subject to tax on its taxable income at corporate rates. The resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the fund and its shareholders. In addition, the fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions in order to re-qualify as a RIC. In addition, all distributions from earnings and profits, including any distributions of net long-term capital gains, would be taxable to shareholders as dividends.

RIC-related risks of investments generating non-cash taxable income – The fund expects to invest in private vehicles, including K-PEC and co-investment vehicles, that are classified as partnerships for U.S.

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federal income tax purposes. As such, the fund may be required to recognize items of taxable income and gain prior to the time that the fund receives corresponding cash distributions from the private vehicle. In such case, the fund might have to borrow money or dispose of investments, including interests in other private vehicles, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

* * * * * *

Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held, and the fund may engage in frequent and active trading of its portfolio securities. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads, brokerage commissions and other transaction costs on the sale of securities and on reinvestment in other securities. The higher the rate of portfolio turnover, the higher these transaction costs will generally be. In addition, the sale of portfolio securities may result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored. These costs and tax effects may adversely affect the fund’s returns to shareholders.

Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

The fund’s portfolio turnover rate would equal 100% if each security in the fund’s portfolio were replaced once per year. Because the fund has not commenced investment operations as of the date of this statement of additional information, information regarding the fund’s portfolio turnover rate is not shown.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies - The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1.  Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase and except for temporary defensive purposes, the fund’s investments will be concentrated in any industry; provided, however, that the fund will normally concentrate its investments in the financial services group of industries.

2. The fund has adopted a fundamental investment policy to either (i) make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time (“Rule 23c-3”), to repurchase between 5% and 25% of its outstanding common shares at net asset value per share (“NAV”) or (ii) if permitted by SEC exemptive relief or amendments to Rule 23c-3 under the 1940 Act, make monthly repurchase offers to repurchase, at NAV, not less than 5% of its outstanding common shares in any month and not more than 25% of its outstanding common shares in any three-month period, in the case of either (i) or (ii), unless suspended or postponed in accordance with regulatory requirements. When a quarterly repurchase offer commences, the fund will send written notice to each shareholder at least twenty-one (21) days before the date by which shareholders can request that their shares be repurchased in response to a repurchase offer (the “Repurchase Request Deadline”).

The Repurchase Request Deadline will be established by the Board in accordance with Rule 23c-3, which requires the Repurchase Request Deadline to be no less than 21 days and no more than 42 days after the fund sends notification to shareholders of the repurchase offer.

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The repurchase price will be the NAV of the fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day.

Additional information about the fund‘s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund currently considers the financial services group of industries to include companies involved in activities such as banking, mortgage, consumer or specialized finance, investment banking, securities brokerage, asset management and custody, private equity, insurance, financial investment, real estate and mortgage finance, and also companies operating as financial conglomerates. For purposes of this policy, the fund intends to treat K-PEC as an issuer principally engaged in the financial services group of industries. This policy does not apply to (i) investments in securities of the U.S. government, its agencies or U.S. government sponsored enterprises or repurchase agreements with respect thereto, or (ii) certain asset-backed securities that are backed by a pool of loans issued to companies in a wide variety of industries unrelated to each other such that the economic characteristics of such a security are not predominantly related to a single industry to the extent permitted by the 1940 Act. In addition, for purposes of this policy, with respect to a private activity municipal bond the principal and interest payments of which are derived primarily from the assets and revenues of a nongovernmental entity, the fund will look to such non-governmental entity to determine the industry to which the investment should be allocated.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years	Other relevant experience
Pablo R. González Guajardo, 1967 Trustee (2025)	CEO, Kimberly-Clark de México, SAB de CV	22

América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)

Former director Grupo Lala, SAB de CV (dairy company) (until 2022); Grupo Sanborns, SAB de CV (retail stores and restaurants) (until 2023)

				· Service as a chief executive officer · Senior corporate management experience · Corporate board experience · Service on advisory and trustee boards for nonprofit organizations · MBA
William D. Jones, 1955 Chair of the Board (Independent and Non-Executive) (2025)	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	22	Former director of Sempra Energy (until 2022); Biogen Inc. (until 2023)

· Senior investment and management experience, real estate

· Corporate board experience

· Government service

· Service as a city councilmember and deputy mayor

· Service as director, Federal Reserve Boards of San Francisco and Los Angeles

· Service on advisory and trustee boards for charitable, educational, municipal and nonprofit organizations

· MBA

Amy Zegart, PhD, 1967 Trustee (2025)	Morris Arnold and Nona Jean Cox Senior Fellow, Hoover Institution; Senior Fellow and Associate Director, Stanford Institute for Human-Centered Artificial Intelligence, Stanford University	22	Kratos Defense & Security Solutions	· Senior academic leadership positions · Corporate board experience · Author · Consultant · PhD, Political Science

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Interested trustee(s)4,5

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund‘s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee during the past five years
Walt Burkley, 1966 Trustee (2025)	Senior Vice President and General Counsel – Legal and Compliance Group, Capital Research and Management Company; Director and General Counsel, The Capital Group Companies, Inc.*; Director, Capital Research Company*; Director, Capital Research and Management Company	2	None

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Other officers5

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Jessica C. Spaly, 1977 President (2025)	Partner – Capital Research Global Investors, Capital Research and Management Company
Michael W. Stockton, 1967 Principal Executive Officer and Executive Vice President (2025)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Clara Kang, 1987 Senior Vice President (2025)	Vice President – Legal and Compliance Group, Capital Research and Management Company
Erik A. Vayntrub, 1984 Senior Vice President (2025)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company; Secretary, Capital Management Services, Inc.*
Michael R. Tom, 1988 Secretary (2025)	Associate – Legal and Compliance Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2025)	Senior Vice President – Legal and Compliance Group, Capital Research and Management Company
Susan K. Countess, 1966 Assistant Secretary (2025)	Associate – Legal and Compliance Group, Capital Research and Management Company
Patrick C. Castellani, 1978 Assistant Treasurer (2025)	Assistant Vice President – Investment Operations, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer (2025)	Vice President – Investment Operations, Capital Research and Management Company

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

4 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

5 All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2025:

Name	Dollar range[1,4] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds overseen by trustee in same family of investment companies as the fund
Independent trustees
Pablo R. González Guajardo	N/A	Over $100,000	N/A	Over $100,000
William D. Jones	N/A	Over $100,000	N/A	Over $100,000
Amy Zegart	N/A	Over $100,000	N/A	N/A

Name	Dollar range[1,4] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds overseen by trustee in same family of investment companies as the fund
Interested trustees
Walt Burkley	N/A	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and/or 401(k) plan, as applicable.

2 N/A indicates that the listed individual, as of December 31, 2025, was not a trustee of the fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

4 N/A indicates that, as of December 31, 2025, the fund was not offered for purchase to the public and, as such, the listed individual could not have owned any shares of the fund.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual retainer fee based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.

The fund and the other funds served by each independent trustee each pay a portion of these fees.

No pension or retirement benefits are accrued as part of fund expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ending March 31, 2026 :

Name	Aggregate compensation (including voluntarily deferred compensation) from the fund[1]	Total compensation (including voluntarily deferred compensation2) from all funds managed by Capital Research and Management Company or its affiliates
Pablo R. González Guajardo	None	$622,125
William D. Jones	None	650,500
Amy Zegart	None	496,500

1 The fund has not completed a full fiscal year of operations. Aggregate compensation from the fund shown reflects compensation for the period beginning December 11, 2025 (date of organization) to March 31, 2026. The aggregate compensation for each trustee serving on the board for fiscal year ending March 31, 2027 to be paid by the fund is estimated to be as follows: Pablo R. González Guajardo ($9,849), William D. Jones ($12,028) and Amy Zegart ($9,850).

2 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 2025. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ending March 31, 2026 does not include earnings on amounts deferred in previous fiscal years.

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Fund organization and the board of trustees — The fund is a nondiversified, closed-end management investment company that continuously offers its common shares and is operated as an “interval fund.” The fund was organized as a Delaware statutory trust on July 10, 2025. All fund operations are supervised by the fund’s board of trustees which meets periodically and performs duties required by applicable state and federal laws.

Delaware law charges trustees with the duty of managing the business affairs of the trust. Trustees are considered to be fiduciaries of the trust and owe duties of care and loyalty to the trust and its shareholders.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Although the fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 18f-3 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure with different distribution and shareholder servicing fees across classes. Each class has pro rata rights as to voting, repurchases, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’s shareholders have exclusive voting rights with respect to the respective class’s rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. In addition, the trustees have the authority to establish new series and classes of shares, and to split or combine outstanding shares into a greater or lesser number, without shareholder approval.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Removal of trustees by shareholders — At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of two-thirds of the votes entitled to be cast, remove any trustee from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed trustees. In addition, the trustees of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving

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board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund‘s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund‘s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund‘s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of all of its independent board members. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements with fund service providers, including the investment adviser or the investment adviser’s affiliates and third parties. These include the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement, Shareholder Services Agreement, Sub-Administration Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters.

The fund has a nominating and governance committee comprised of all of its independent board members. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be

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accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee.

Proxy voting procedures and principles

Investment adviser — The fund’s investment adviser, Capital Research and Management Company, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund and other funds managed by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. The boards of funds advised by Capital Research and Management Company and its affiliates have established a Joint Proxy Committee (“JPC”) composed of independent board members who serve as representatives from each board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.

The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.

The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.

After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.

Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and

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engagement team. Depending on the vote recommendation, a second opinion may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related issues. Each of the investment adviser’s equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.

From time to time, the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by, (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.

If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.

The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to

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shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance provisions — Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long term success of the company and the enhancement of shareholder value.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder proposals on environmental and social issues — The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

Information regarding how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.

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Principal fund shareholders — Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a shareholder vote. Because the fund had not commenced operations prior to the date of this statement of additional information, except as noted below, no person beneficially owned 5% or more of the outstanding shares of the fund as of the date of this statement of additional information.

Capital Research and Management Company, or its affiliates, have provided, or are expected to provide prior to the commencement of operations, the initial seed investments in the fund. For so long as Capital Research and Management Company, or its affiliates, have a greater than 25% interest in the fund, they may be deemed to be a “control person” of the fund for purposes of the 1940 Act.

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries (together with its subsidiaries, “Capital Group”). Capital Research and Management Company manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company‘s investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of

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expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as (i) 75% S&P 500, 25% Morningstar US Funds - Large Blend, (ii) S&P 500 Index, (iii) Morningstar US Funds - Large Blend, and (iv) S&P 500 (Daily Returns). From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other registered investment companies or accounts advised by Capital Research and Management Company or its affiliates.

The following table reflects information as of November 30, 2025:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[2]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[2,3]
Michael Beckwith	N/A	3	$243.4	4	$11.27	None
Cheryl E. Frank	N/A	5	$167.2	1	$5.00	126	$19.40
Greg Miliotes	N/A	2	$179.4	3	$4.68	126	$19.40
Jessica C. Spaly	N/A	7	$704.0	6	$81.89	None

1 N/A indicates that, as of November 30, 2025, the fund was not offered for purchase to the public and, as such, the listed individual could not have owned any shares of the fund.

2 Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

3 Personal brokerage accounts of portfolio managers and their families are not reflected.

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Conflicts of interest - The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other registered investment companies, pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts. These material conflicts of interest include, but are not limited to, those described below.

· The investment adviser will, at times, compete with certain of its affiliates, including other entities it manages or proprietary accounts, for investments for the fund, creating certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the fund’s behalf. The investment adviser will receive advisory and other fees from the other entities it manages, and the fees, at times, will not be proportionate to such entities’ investment accounts for any given transaction and will create an incentive to favor entities with higher fees.

· Subject to applicable law, affiliates of the investment adviser will, from time to time, invest in one of the fund’s portfolio companies and hold a different class of securities than the fund. To the extent that an affiliate of the investment adviser holds a different class of securities than the fund, its interests might not be aligned with the fund’s. Notwithstanding the foregoing, the investment adviser will act in the best interest of the fund in accordance with its fiduciary duty to the fund.

· The appropriate allocation among the fund and other funds and accounts managed by the investment adviser of expenses and fees generated in the course of evaluating and making investments often will not be clear, especially where more than one such fund or account participates. The investment adviser will determine, in its sole discretion, the appropriate allocation of investment-related expenses, including broken deal expenses incurred in respect of unconsummated investments and expenses more generally relating to a particular investment strategy, among the funds and accounts participating or that would have participated in such investments or that otherwise participate in the relevant investment strategy, as applicable, which could result in the fund bearing more or less of these expenses than other participants or potential participants in the relevant investments.

· The investment adviser expects to obtain investment exposure to private equity through K-PEC and co-investment opportunities offered and sponsored by Kohlberg Kravis Roberts & Co. L.P. (together with its subsidiaries, “KKR”) without considering the universe of available investment options managed by other managers. The investment adviser’s arrangements with KKR create an incentive for the investment adviser to consider only K-PEC and KKR sponsored co-investments even in circumstances when it may conflict or appear to conflict with the fund’s and shareholders’ interests. Such conflicts could arise in many circumstances, including, for example and without limitation, if K-PEC performance lags market or competitor returns over extended periods. Additionally, with respect to KKR’s allocation of co-investment opportunities to third-party investors such as the fund (each, a “Co-Investor”), there can be no assurances that any particular Co-Investor, including the fund, will be given the opportunity to participate in any co-investment opportunities, or on the same or comparable economic terms as other Co-Investors. In determining the allocation of co-investment opportunities, KKR considers a multitude of factors, including the interest of K-PEC, any KKR Vehicles, KKR proprietary entities, KKR and/or Co-Investors in the opportunity. As a result, co-investment opportunities are not allocated pro rata based on each investor’s assets, and the fund may not receive its desired allocation to certain co-investments. This could limit the fund’s investment flexibility and liquidity, as well as its ability to achieve its desired investment returns. In addition, to the extent the investment adviser and KKR alter or terminate their relationship, the fund may not be able to pursue its investment objective and strategies in whole or in part, and the fund and shareholders could experience investment losses as a result. Other benefits that

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the investment adviser and the fund enjoy as a result of their relationship with KKR could also be altered, reduced or eliminated in the event of such changes to their relationship.

· KKR provides distribution payments to the fund’s distributor, Capital Client Group, Inc., in connection with investments by certain funds and accounts managed by Capital Research and Management Company or its affiliates, including the fund (collectively, “Capital Group Entities”), in KKR-sponsored investments, including K-PEC, other KKR Vehicles and KKR-sourced co-investments. As it relates to the fund, these payments are determined by the collective amount the fund invests in such KKR-sponsored investments and are calculated as a revenue share of the fees and performance allocations received by KKR from such investments. Any such compensation will apply regardless of how an investment is acquired and will not be contingent on the fund realizing a gain on its investment in such KKR-sponsored investments. This may create an incentive for the investment adviser to allocate a greater portion of the fund’s assets to K-PEC, other KKR Vehicles and KKR-sourced co-investments, even when it may conflict or appear to conflict with the fund’s and shareholders’ interests as described in the paragraph immediately above, and may create a disincentive for the investment adviser to attempt to negotiate lower fees on such investments.

· While the value of the fund’s securities and other instruments are typically based on pricing information from independent sources such as dealers and pricing services, the fund relies on its own fair valuations with respect to portfolio investments that are not publicly traded and for which no market-based price quotation is available. Fair value pricing involves judgments that are inherently subjective and uncertain. Additionally, the fund or its pricing services may utilize inputs obtained from KKR, its affiliates and/or agents regarding certain of the fund’s portfolio investments. Because the fund’s management fee is calculated based on the value of the fund’s net assets, the role of the investment adviser in valuation of the fund’s securities and other holdings presents a potential conflict of interest -- namely, that the investment adviser could be incentivized to value the assets higher than if the management fee were not based on the valuation of such assets. In addition, because the fund’s NAV is a critical component in several operational matters including the determination of the price at which the fund’s shares will be offered and at which a repurchase offer will be made, a variance in the valuation of the fund’s investments will impact, positively or negatively, the fees and expenses shareholders will pay, the price a shareholder will receive in connection with a repurchase order and the number of shares an investor will receive upon investing in the fund.

· As a registered investment company, the fund is limited in its ability to make investments in issuers in which the investment adviser or its affiliates’ other clients have an investment. The fund is limited in its ability to co-invest with the investment adviser, or one or more of its affiliates in privately negotiated transactions without an exemptive order from the SEC.

· Due to the limited nature of many private equity investment opportunities, KKR may limit the fund’s investments in K-PEC or private equity co-investment opportunities sponsored by KKR or may favor other KKR clients or accounts in manner that reduces allocations otherwise available to other co-investing accounts, including the fund. To mitigate this conflict, KKR generally allocates investment opportunities in a manner that is consistent with an allocation methodology established by KKR and its affiliates, in a manner designed to ensure allocations of such opportunities are made on a fair and equitable basis over time. See the sections titled “K-PEC” and “Co-Investments” in the Investment Strategies section of this prospectus for additional information about the conflicts of interest that may exist with respect to the fund’s investments in K-PEC and private equity securities pursuant to co-invest opportunities sourced and offered by KKR and its affiliates.

· By reason of the various activities of the investment adviser and its affiliates, the investment adviser and such affiliates may acquire confidential or material non-public information or

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otherwise be restricted from purchasing certain potential fund investments that otherwise might have been purchased or be restricted from selling certain fund investments that might otherwise have been sold at the time.

· The investment adviser will also have, or enter into, advisory relationships with other advisory clients (including, among others, employee benefit plans subject to ERISA and related regulations) that could lead to circumstances in which a conflict of interest between the investment adviser’s advisory clients could exist or develop. In addition, to the extent that another client of the investment adviser holds a different class of securities than the fund, the interest of such client and the fund might not be aligned. As a result of these conflicts and restrictions, the investment adviser could be unable to implement the fund’s investment strategies as effectively as it could have in the absence of such conflicts or restrictions. In order to avoid these conflicts and restrictions, the investment adviser could choose to exit these investments prematurely and, as a result, the fund would forgo any future positive returns associated with such investments.

· Certain other client accounts or proprietary accounts managed by the investment adviser have investment objectives, programs, strategies and positions that are similar to, or conflict with, those of the fund, or compete with, or have interests adverse to, the fund. This type of conflict could affect the prices and availability of the securities or interests in which the fund invests. The investment adviser or its affiliates will, from time to time, give advice or take action with respect to the investments held by, and transactions of, other client accounts or proprietary accounts managed by the investment adviser or its affiliates that could be different from or otherwise inconsistent with the advice given or timing or nature of any action taken with respect to the investments held by, and timing or nature of any action taken with respect to the investments held by, and transactions of, the fund. Such different advice and/or inconsistent actions could be due to a variety of reasons, including, without limitation, the differences between the investment objective, program, strategy and tax treatment of the other client accounts or proprietary accounts and the fund or the regulatory status of other client accounts and any related restrictions or obligations imposed on the investment adviser or its affiliate as a fiduciary thereof. Such advice and actions could adversely impact the fund.

The investment adviser and its affiliates will deal with conflicts of interest using its best judgment, but in its sole discretion. Although the investment adviser has established procedures and policies addressing conflicts of interest, there can be no assurance that the investment adviser will be able to resolve all conflicts in a manner that is favorable to the fund.

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Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2027, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more sub-advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such sub-adviser. Any such sub-adviser will be paid solely by the investment adviser out of the investment adviser’s fees.

In addition to providing investment advisory services, the investment adviser furnishes certain operational fund administration services, including by furnishing the services of persons to perform related executive, clerical and operational services, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; fund accounting and administration expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and repurchases of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

Pursuant to the Agreement, the fund has agreed to pay Capital Research and Management Company an annual management fee, payable on a monthly basis, at the annual rate of 0.350% of the fund’s average daily net assets. Management fees are paid monthly and accrued daily.

The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding investment advisory fees paid is not available.

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Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s shares. Administrative services are provided by the investment adviser and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, A-2, A-3, F-2, F-3 and R-6 shares. The Administrative Agreement will continue in effect until January 31, 2027, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

The Administrative Agreement between the fund and the investment adviser provides the fund the ability to charge an administrative services fee of .05% for all share classes. The fund’s investment adviser receives an administrative services fee at the annual rate of .03% of the average daily net assets of the fund attributable to each of the share classes (which could be increased as noted above) for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.

The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding administrative service fees paid is not available.

Accounting and other fund administration services — The Bank of New York Mellon (“BNY”) provides accounting and other fund administration services to each of the fund's share classes pursuant to a sub-administration agreement. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. The fund compensates BNY for providing these services. BNY is not a related party to the fund or the investment adviser.

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Principal Underwriter and plans of distribution — Capital Client Group, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 12811 North Meridian Street, Carmel, IN 46032; 399 Park Avenue, 34th Floor, New York, NY 10022; 444 W. Lake Street, Suite 4600, Chicago, IL 60606; and 78 SW 7th Street, 5th Floor, Suite 06-143, Miami, FL 33130.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class A and A-2 shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first 18 months (in the case of Class A) or 12 months (in the case of A-2) after purchase.

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) in a manner consistent with rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its Shares. Although the fund is not an open-end investment company, it has undertaken to comply with the terms of Rule 12b-1 as a condition of an exemptive order under the 1940 Act which permits it to have, among other things, a multi-class structure and distribution and shareholder servicing fees. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3 or R-6 shares, no 12b-1 fees are paid from Class F-2, F-3 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts to be paid under the Plans for the fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding commissions, revenue or service fees retained by the Principal Underwriter after allowances, or compensation to dealers paid is not available.

Following is a brief description of the Plans:

Class A — For Class A shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to 0.30% for Class A shares under the applicable Plan.

Distribution-related expenses for Class A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1,000,000 or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail

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under the “Sales Charges” section of this statement of additional information) in excess of the Class A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding unreimbursed expenses that remained subject to reimbursement under the Plan for Class A shares is not available.

Class A-2 — For Class A-2 shares, up to 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid for distribution-related expenses. The fund is currently authorized to annually expend up to 0.55% for Class A-2 shares under the applicable Plan. The total amount allowable under such Plan is 0.75%. The fund may annually expend up to this amount with the approval of the board of trustees.

Distribution-related expenses for Class A-2 shares include dealer commissions and wholesaler compensation paid on sales of shares of $750,000 or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A-2 Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable. The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding unreimbursed expenses that remained subject to reimbursement under the Plan for Class A-2 shares is not available.

Class A-3 — For Class A-3 shares, 0.25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid for distribution-related expenses. The fund may annually expend up to 0.75% for Class A-3 shares under the applicable Plan.

Payment of service fees — For purchases of less than $1,000,000 (in the case of Class A shares) or $750,000 (in the case of Class A-2 shares), payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in Class A shares or Class A-2 shares, as applicable. For purchases of $1,000,000 or more (in the case of Class A shares) or of $750,000 or more (in the case of Class A-2 shares), payment of service fees to investment dealers generally begins accruing 12 months after establishment of an account in the applicable shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of the prospectus. With respect to purchases of Class A-3 shares, payment of service fees to investment dealers generally begins accruing immediately after establishment of an account in such shares as provided by the applicable financial intermediary.

The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding 12b-1 expenses accrued and paid is not available.

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and

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nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial professional at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial professionals to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial professional. If you need a financial professional, please call Capital Client Group, Inc. at (800) 421 4120 for assistance.

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Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates and commission rates that other institutional investors are paying. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The investment adviser makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

The investment adviser bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by the investment adviser’s investment professionals, the investment adviser continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. The investment adviser voluntarily reimburses such

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registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, the investment adviser may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by the investment adviser or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While the investment adviser and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of the investment adviser, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. The investment adviser and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating

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purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. The investment adviser and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. The investment adviser may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when the investment adviser believes doing so will not have a material impact on the price or quality of other transactions.

The investment adviser currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS and LeveL ATS (through a minority interest in their common parent holding company). The investment adviser, or brokers with which the investment adviser places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

The placing and execution of orders for the fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the fund and its affiliates. Certain broker-dealers, through which the fund may effect securities transactions, may be affiliated persons (as defined in the 1940 Act) of the fund or affiliated persons of such affiliates. The Board has adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which require that the commissions paid to affiliates of the fund be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Investments in K-PEC and Co-Investments

With respect to investments in K-PEC, the fund will purchase units directly from K-PEC, and will have units redeemed directly by K-PEC. With respect to investments in co-investments, the fund expects to acquire interests in the applicable co-investment vehicles directly from such vehicles or as Reserved Co-Investments (as described in the prospectus) from KKR and its affiliates, as the case may be.

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Other

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

The fund is newly organized and the fund’s first fiscal year has not yet been completed. As a result, fiscal year information regarding investments in securities of the fund’s regular broker-dealers is not available.

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Price of shares

The fund is a closed-end interval fund and, to provide liquidity and the ability to receive NAV on a disposition of at least a portion of your Shares, makes periodic offers to repurchase Shares. The repurchase price will be the NAV of the fund as determined at the close of business on a date (the “Repurchase Pricing Date”) that will generally be the same date as the Repurchase Request Deadline, but that may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day.

Shares are purchased at the net asset value price next determined after the purchase order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Prices that appear in newspapers and websites do not always indicate prices at which you will be purchasing shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share. Net asset value is computed by adding a class's share of the value of a fund's investments, cash and other assets, subtracting the class's share of the fund's liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding. Realized investment income and gain is included in the fund's net asset value until the ex-dividend date, when the declared dividend amount is treated as a fund liability. The net asset value is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. If the New York Stock Exchange makes a scheduled (e.g., the day after Thanksgiving) or an unscheduled close prior to 4 p.m. New York time, the net asset value of the fund will be determined at approximately the time the New York Stock Exchange closes on that day. If on such a day market quotations and prices from third-party pricing services are not based as of the time of the early close of the New York Stock Exchange but are as of a later time (up to approximately 4 p.m. New York time), for example because the market remains open after the close of the New York Stock Exchange, those later market quotations and prices will be used in determining the fund’s net asset value.

Orders in good order received after the New York Stock Exchange closes (scheduled or unscheduled) will be processed at the net asset value (plus any applicable sales charge) calculated on the following business day. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Juneteenth National Independence Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

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All portfolio securities of the fund are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Exchange-traded options and futures contracts are generally valued at the official closing price or the official settlement price on the exchange or market on which such instruments are traded, as of the close of business on the day such instruments are being valued. Options not traded on exchanges are generally valued at evaluated prices obtained from third-party pricing vendors.

Fixed income securities, including short-term securities and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data.

Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.

Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by the investment adviser and approved by the fund’s board. Subject to board oversight, the fund’s board has designated the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair valued securities and the valuation methods used.

As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. The investment adviser’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs

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additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Certain short-term securities, such as variable rate demand notes or repurchase agreements involving securities fully collateralized by cash or U.S. government securities, are valued at par.

The fund’s investments in K-PEC and private equity co-investments are valued at fair value. The fair value of such investments ordinarily will be, in the case of K-PEC, the net asset value of the fund’s interest in K-PEC, and will be, in the case of co-investments, the fair value ascribed to such investments by KKR or their affiliates as of or prior to the relevant determination date. The net asset value of K-PEC’s units are determined monthly, and the valuation of co-investments is generally determined monthly to the extent held by K-PEC, or otherwise quarterly, in each case by KKR; provided that such values will be adjusted for any other relevant information available at the time the fund values its portfolio, including capital activity and material events occurring between the reference dates of the valuations of those investments and the relevant determination date.

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the net asset value of the fund’s shares, at the exchange rates obtained from a third-party pricing vendor.

Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company - The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M, including the asset diversification and qualifying income tests. The asset diversification test requires that at the close of each quarter of the fund’s taxable year that (i) at least 50% of the fund’s assets be invested in cash and cash items, government securities, securities of other regulated investment companies and other securities which, with respect to any one issuer, represent neither more than 5% of the assets of the fund nor more than 10% of the voting securities of the issuer, and (ii) no more than 25% of the fund’s assets be invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities (other than the securities of other regulated investment companies) of two or more issuers that the fund controls and are engaged in similar trades or businesses, or the securities of one or more qualified publicly traded partnerships. The qualifying income test requires that the fund derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the fund’s business of investing in such stock or securities.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years and on which the fund paid no U.S. federal income tax.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends. Shareholders of the fund that are individuals and meet certain holding period requirements with respect to their fund shares may be eligible for reduced tax rates on “qualified dividend income,” if any, distributed by the fund to such shareholders.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

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Fund distributions - Fund distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. See the discussion below regarding distributions declared in October, November or December for further information. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

Distributions of net capital gain that the fund properly reports as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the repurchase of shares held at the time of repurchase for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Sales, repurchases and exchanges of fund shares – Sales, repurchases of shares, and exchanges of shares including exchanges for shares of other PPS Funds or American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities - Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to

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shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (“PFICs”), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security, the fund may be subject to adverse tax consequences.

Certain investments in REITs - Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary REIT dividends. Applicable Treasury regulations allow the fund to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of the fund that have received such taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through, provided certain holding period requirements are met.

Tax consequences of investing in derivatives - The fund may enter into transactions involving derivatives, such as futures, swaps, options and forward contracts. Special tax rules may apply to these types of transactions that could defer losses to the fund, accelerate the fund’s income, alter the holding period of certain securities or change the classification of capital gains. These tax rules may therefore impact the amount, timing and character of fund distributions.

Tax consequences of investing in private vehicles - The fund expects to invest in private vehicles, including K-PEC and co-investment vehicles, that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. As such, the fund may be required to recognize items of taxable income and gain prior to the time that the fund receives corresponding cash distributions from the private vehicle. In such case, the fund might have to borrow money or dispose of investments, including interests in other private vehicles, including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Private vehicles classified as partnerships for federal income tax purposes may therefore generate income allocable to the fund that is not qualifying income for purposes of the 90% Income Test described above. In order to meet the 90% Income Test, the fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof.

Because the fund may not have timely or complete information concerning the amount and sources of such a private vehicle’s income until such income has been earned by the private vehicle or until a substantial amount of time thereafter, it may be difficult for the fund to satisfy the 90% Income Test.

Furthermore, it may not always be clear how the asset diversification rules for RIC qualification will apply to the fund’s investments in private vehicles that are classified as partnerships for federal income

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tax purposes. In the event that the fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the fund’s ability to dispose of its interest in a private vehicle that limit utilization of this cure period.

K-PEC intends to be treated as a partnership for U.S. federal income tax purposes. If K-PEC were to fail to qualify to be treated as a partnership and were instead treated as a corporation, the fund may not meet the asset diversification tests necessary to qualify as a RIC. See “K-PEC Risks Related to Taxation” in the Prospectus.

As a result of the considerations described in the preceding paragraphs, the fund’s intention to qualify and be eligible for treatment as RICs can limit their ability to acquire or continue to hold positions in private vehicles that would otherwise be consistent with their investment strategy or can require them to engage in transactions in which they would otherwise not engage, resulting in additional transaction costs and reducing the fund’s return to shareholders.

Unless otherwise indicated, references in this discussion to the fund’s investments, activities, income, gain, and loss include, as applicable, the investments, activities, income, gain, and loss attributable to the fund as result of the fund’s investment in any private vehicle or other entity that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Other tax considerations - After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

Shareholders may obtain more information about cost basis online at capitalgroup.com/costbasis.

Backup withholding - Under the backup withholding provisions of the Code, the fund generally will be required to withhold and remit to the U.S. Treasury federal income tax on all taxable distributions and redemption proceeds paid to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial professional or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial professional — Deliver or mail a check to your financial professional.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Calling American Funds Service Company. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using capitalgroup.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — The fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates. Class R-6 shares are also available to corporate investment accounts established by The Capital Group Companies, Inc. and its affiliates, and to post employment benefit plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. The initial purchase minimum of $1,000 (applicable to all share classes other than Class F-3 shares held and serviced by the fund's transfer agent) may be waived or reduced in certain cases. The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where

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the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — Any exchange of shares of the fund for shares of another fund as described below will be permitted only in connection with the fund’s periodic repurchase offers.

Unless indicated otherwise in this prospectus, you may only exchange shares without a sales charge into other Capital Group KKR Public-Private+ Funds (“PPS”) and American Funds (collectively, the “Capital Group Funds”) within the same share class. Clients of Capital Group Private Client Services may exchange the shares of the fund for those of any other fund(s) managed by Capital Research and Management Company or its affiliates.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors. Class F-3 shares held by foreign investment companies may generally not be exchanged for any other shares of the fund or other Capital Group Funds.

You may exchange shares of other classes by contacting your financial professional by calling American Funds Service Company at (800) 421-4225 or using capitalgroup.com, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other Capital Group Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios. For purposes of this section titled “Moving between share classes,” references to “Class F” shares include Class F-2 as well as Class F-3 shares while references to “Class A” shares do not include Class A-2 or Class A-3 shares.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A for Class F shares to

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be held in the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account. No contingent deferred sales charge will be assessed as part of the share class conversion.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction.

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Sales charges

Class A purchases

Class A shares may be offered at net asset value to companies exchanging securities with the fund through a merger, acquisition or exchange offer and to certain individuals meeting the criteria described above who invested in Class A shares before Class F-2 shares were made available under this privilege.

Class F-2 purchases

If requested, Class F-2 shares will be sold to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to the funds managed by Capital Research and Management Company, current or retired employees of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons; and
(2)	The Capital Group Companies, Inc. and its affiliated companies.

Once an account in Class F-2 is established under this privilege, additional investments can be made in Class F-2 for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Moving between accounts — Investments in this fund or other PPS Funds by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· repurchase proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on its systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions are paid to dealers who initiate and are responsible for certain Class A and A-2 share purchases not subject to initial sales charges.

In the case of Class A shares, commissions (up to 1.00%) are paid on purchases that consist of purchases of $1,000,000 or more. Commissions on such Class A investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the

Capital Group KKR U.S. Equity+ — Page 61

prospectus) are paid to dealers at the following rates: 1.00% on amounts of at least $1,000,000 but less than $10,000,000; 0.50% on amounts of at least $10,000,000 but less than $25,000,000; and 0.25% on amounts of $25,000,000 or more. In the case of Class A-2 shares, commissions of 1.50% are paid on amounts of at least $750,000 but less than $10,000,000, and commissions of 1.00% are paid on amounts of $10,000,000 or more.

Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in Class A shares in excess of $1,000,000 (but less than $10,000,000) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 1.00%.

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Sales charge reductions and waivers

Reducing your Class A or Class A-2 sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A or Class A-2 shares. Additional information about Class A or Class A-2 sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase eligible shares of certain funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below. With respect to Class A or Class A-2 sales charges, a statement of intention may include eligible shares of all Capital Group Funds (excluding American Funds U.S. Government Money Market Fund).

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

The Statement period may be extended in cases where the fund’s distributor determines it is appropriate to do so; for example in periods when there are extenuating circumstances such

Capital Group KKR U.S. Equity+ — Page 63

as a natural disaster that may limit an individual’s ability to meet the investment required under the Statement.

Aggregation — Class A or Class A-2 sales charges may be reduced by combining all of your investments in Capital Group Funds. With respect to both Class A and Class A-2 shares, qualifying investments for aggregation include purchases of eligible classes of shares of the Capital Group Funds made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes;

· SEP and SIMPLE IRA accounts in plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by Capital Client Group, Inc. or an affiliate;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts); or

· endowments or foundations established and controlled by you or your immediate family.

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares; or

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A or Class A-2 sales charge by combining purchases (including, upon your request, purchases for gifts) of all eligible classes of shares in Capital Group Funds. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all eligible share classes of Capital Group Funds to determine your Class A sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund Class A shares are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your Capital Group Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals.

You must contact your financial professional or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your PPS Funds or American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your Capital Group Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

If you make a gift of PPS Funds or American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your Capital Group Funds and applicable American Legacy accounts.

CDSC waivers for Class A shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) will be waived for repurchases due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint

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tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Repurchases made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC will be waived for required minimum distributions taken from retirement accounts in accordance with IRS regulations, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”). For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

The CDSC on Class A shares may be waived in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

CDSC waivers are allowed only in the cases listed here and in the prospectus.

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Repurchase of shares

The fund makes quarterly offers to repurchase between 5% and 25% of its outstanding shares at net asset value. The fund currently expects to offer to repurchase 5% of its outstanding shares, subject to approval of the Board. Notices of each repurchase offer are sent to shareholders at least 21 days before the “Repurchase Request Deadline” (i.e., the date by which shareholders must request that their shares be repurchased).

The section titled “Periodic repurchase offers” in the fund’s prospectus discusses the type and timing of notice for repurchase offers, the effects of oversubscribed repurchase offers, the determination of the repurchase price, payment by the fund for shares requested to be repurchased, the consequences of repurchase offers and other details regarding repurchase offers, including associated risks. The fund’s fundamental policy with respect to repurchase offers is discussed in this statement of additional information under “Fund policies."

Repurchases generally are funded from available cash, cash from the sale of Shares or sales of portfolio securities. While the fund does not currently intend to fund repurchases with borrowings in the normal course, it may borrow for temporary and extraordinary purposes, including to fund repurchases. Under the requirements of the 1940 Act, the aggregate amount of the fund’s borrowings will be limited to one third of the total assets of the fund on an aggregate basis, immediately after such borrowings. The fees and expenses of borrowings will be borne entirely by fund shareholders and will reduce the investment return of the shares as well as any net investment income.

A signature guarantee may be required for certain requests for repurchase. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any such requests for repurchase.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to have repurchased that are in certificate form.

If you hold multiple funds and a CDSC applies to the shares you are requesting to be repurchased, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making such request.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the PPS Funds or American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Cross-reinvestment of dividends and distributions — For all share classes, you may cross-reinvest dividends and capital gains (distributions) into other funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

Automatic exchanges — For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any Capital Group Funds. Such exchanges shall be permitted only in connection with the fund’s periodic repurchase offers.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges, will be confirmed at least quarterly.

American Funds Service Company and capitalgroup.com — You may check your share balance, the price of your shares or your most recent account transaction; or exchange shares by calling American

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Funds Service Company at (800) 421-4225 or using capitalgroup.com. Repurchases and exchanges through American Funds Service Company and capitalgroup.com are subject to the conditions noted above and in “Telephone and Internet purchases, repurchases and exchanges” below. You will need your fund number (see the list of American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, please contact American Funds Service Company for assistance. Once you establish this privilege, you, your financial professional or any person with your account information may use these services.

Telephone and Internet purchases, repurchases and exchanges — By using the telephone or the Internet (including capitalgroup.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the investment adviser, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, repurchase and exchange requests may be made in writing only.

Share certificates — Shares are credited to your account. The fund does not issue share certificates.

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General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by The Bank of New York Mellon, 240 Greenwich Street, New York, NY 10286, as custodian. If the fund holds securities of issuers outside the United States, the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the United States or branches of U.S. banks outside the United States.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and repurchases of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based on the number of accounts serviced or a percentage of fund assets, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

Independent registered public accounting firm — Deloitte & Touche LLP ("D&T"), 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services and review of certain documents to be filed with the SEC. Deloitte Tax LLP prepares tax returns for the fund. The financial statements included in this statement of additional information that are from the fund's seed financial statements have been audited by D&T, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Legal counsel — Stradley Ronon Stevens & Young, LLP, 100 Park Avenue, Suite 2000, New York, NY 10017, serves as legal counsel for the fund.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on March 31. A registration statement on Form N-2 relating to the Shares offered hereby, has been filed by the fund with the SEC. The prospectus and this statement of additional information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed on the EDGAR database on the SEC’s website at http://www.sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov). Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com.

Shareholders may also access the fund’s current prospectus, statement of additional information and shareholder reports at capitalgroup.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, D&T. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders

Capital Group KKR U.S. Equity+ — Page 70

receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports and proxy statements. To receive additional copies of a report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, capitalgroup.com. Shareholders who elect to receive documents electronically will receive such documents in electronic form and will not receive documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the Capital Group organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

The code of ethics is available on the EDGAR Database on the SEC’s website at http://www.sec.gov. You may also obtain copies of each code of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Capital Group KKR U.S. Equity+ — Page 71

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund‘s seed financial statements, including the report of the fund‘s independent registered public accounting firm, are included in this statement of additional information.

Capital Group KKR U.S. Equity+ — Page 72

Fund numbers — Here are the fund numbers for use when making share transactions:

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	N/A	N/A	302	43002	402	602	702
American Balanced Fund®	011	N/A	N/A	311	43011	411	611	711
American Funds® Developing World Growth and Income Fund	30100	N/A	N/A	33100	43100	34100	36100	37100
American Funds® Global Balanced Fund	037	N/A	N/A	337	43037	437	637	737
American Funds® Global Insight Fund	30122	N/A	N/A	33122	43122	34122	36122	37122
American Funds® International Vantage Fund	30123	N/A	N/A	33123	43123	34123	36123	37123
American Mutual Fund®	003	N/A	N/A	303	43003	403	603	703
Capital Group KKR U.S. Equity+	30402	39402	61402	N/A	N/A	N/A	36402	37402
Capital Income Builder®	012	N/A	N/A	312	43012	412	612	712
Capital World Growth and Income Fund®	033	N/A	N/A	333	43033	433	633	733
EUPAC Fund™	016	N/A	N/A	316	43016	416	616	716
Fundamental Investors®	010	N/A	N/A	310	43010	410	610	710
The Growth Fund of America®	005	N/A	N/A	305	43005	405	605	705
The Income Fund of America®	006	N/A	N/A	306	43006	406	606	706
International Growth and Income Fund	034	N/A	N/A	334	43034	434	634	734
The Investment Company of America®	004	N/A	N/A	304	43004	404	604	704
The New Economy Fund®	014	N/A	N/A	314	43014	414	614	714
New Perspective Fund®	007	N/A	N/A	307	43007	407	607	707
New World Fund®	036	N/A	N/A	336	43036	436	636	736
SMALLCAP World Fund®	035	N/A	N/A	335	43035	435	635	735
Washington Mutual Investors Fund	001	N/A	N/A	301	43001	401	601	701
Fixed income funds
American Funds® Core Plus Bond Fund	30410	N/A	N/A	33410	N/A	34410	36410	37410
American Funds Emerging Markets Bond Fund ®	30114	N/A	N/A	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund ®	032	N/A	N/A	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	N/A	N/A	360	43060	460	660	760
American Funds Mortgage Fund®	042	N/A	N/A	342	43042	442	642	742
American Funds® Multi-Sector Income Fund	30126	N/A	N/A	33126	43126	34126	36126	37126
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	N/A	N/A	43039	439	639	739
American Funds® Strategic Bond Fund	30112	N/A	N/A	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	N/A	N/A	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	N/A	N/A	340	43040	440	640	740
American High-Income Trust®	021	N/A	N/A	321	43021	421	621	721
The Bond Fund of America®	008	N/A	N/A	308	43008	408	608	708
Capital Group KKR Core Plus+	30400	39400	61400	N/A	N/A	N/A	36400	37400
Capital Group KKR Multi-Sector+	30401	39401	61401	N/A	N/A	N/A	36401	37401
Capital World Bond Fund®	031	N/A	N/A	331	43031	431	631	731
Intermediate Bond Fund of America®	023	N/A	N/A	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	N/A	N/A	343	43043	443	643	743
Short-Term Bond Fund of America®	048	N/A	N/A	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	N/A	N/A	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	N/A	N/A	320	43020	420	620	720
U.S. Government Securities Fund®	022	N/A	N/A	322	43022	422	622	722

Capital Group KKR U.S. Equity+ — Page 73

	Fund numbers
Fund	Class A	Class A-2	Class A-3	Class C	Class T	Class F-1	Class F-2	Class F-3
Money market fund
American Funds® U.S. Government Money Market Fund	059	N/A	N/A	359	43059	459	659	759

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402	1602	1702	N/A	N/A
American Balanced Fund	1011	1311	1511	46011	1411	1611	1711	N/A	N/A
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100	16100	17100	N/A	N/A
American Funds Global Balanced Fund	1037	1337	1537	46037	1437	1637	1737	N/A	N/A
American Funds Global Insight Fund	10122	13122	15122	46122	14122	16122	17122	N/A	N/A
American Funds International Vantage Fund	10123	13123	15123	46123	14123	16123	17123	N/A	N/A
American Mutual Fund	1003	1303	1503	46003	1403	1603	1703	N/A	N/A
Capital Income Builder	1012	1312	1512	46012	1412	1612	1712	N/A	N/A
Capital World Growth and Income Fund	1033	1333	1533	46033	1433	1633	1733	N/A	N/A
EUPAC Fund	1016	1316	1516	46016	1416	1616	1716	N/A	N/A
Fundamental Investors	1010	1310	1510	46010	1410	1610	1710	N/A	N/A
The Growth Fund of America	1005	1305	1505	46005	1405	1605	1705	N/A	N/A
The Income Fund of America	1006	1306	1506	46006	1406	1606	1706	N/A	N/A
International Growth and Income Fund	1034	1334	1534	46034	1434	1634	1734	N/A	N/A
The Investment Company of America	1004	1304	1504	46004	1404	1604	1704	N/A	N/A
The New Economy Fund	1014	1314	1514	46014	1414	1614	1714	N/A	N/A
New Perspective Fund	1007	1307	1507	46007	1407	1607	1707	N/A	N/A
New World Fund	1036	1336	1536	46036	1436	1636	1736	N/A	N/A
SMALLCAP World Fund	1035	1335	1535	46035	1435	1635	1735	N/A	N/A
Washington Mutual Investors Fund	1001	1301	1501	46001	1401	1601	1701	N/A	N/A
Fixed income funds
American Funds® Core Plus Bond Fund	10410	13410	15410	N/A	14410	16410	17410	N/A	N/A
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114	16114	17114	N/A	N/A
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432	1632	1732	N/A	N/A
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460	1660	1760	N/A	N/A
American Funds Mortgage Fund	1042	1342	1542	46042	1442	1642	1742	N/A	N/A
American Funds Multi-Sector Income Fund	10126	13126	15126	46126	14126	16126	17126	N/A	N/A
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112	16112	17112	N/A	N/A
American High-Income Trust	1021	1321	1521	46021	1421	1621	1721	N/A	N/A
The Bond Fund of America	1008	1308	1508	46008	1408	1608	1708	N/A	N/A
Capital World Bond Fund	1031	1331	1531	46031	1431	1631	1731	N/A	N/A
Intermediate Bond Fund of America	1023	1323	1523	46023	1423	1623	1723	N/A	N/A
Short-Term Bond Fund of America	1048	1348	1548	46048	1448	1648	1748	N/A	N/A
U.S. Government Securities Fund	1022	1322	1522	46022	1422	1622	1722	N/A	N/A
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459	1659	1759	48059	60059

Capital Group KKR U.S. Equity+ — Page 74

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Funds Global Insight Fund	21122	22122	41122	23122	24122	27122	25122	26122
American Funds International Vantage Fund	21123	22123	41123	23123	24123	27123	25123	26123
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Group KKR U.S. Equity+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26402
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EUPAC Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds® Core Plus Bond Fund	21410	22410	41410	23410	24410	27410	25410	26410
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Multi-Sector Income Fund	21126	22126	41126	23126	24126	27126	25126	26126
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital Group KKR Core Plus+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26400
Capital Group KKR Multi-Sector+	N/A	N/A	N/A	N/A	N/A	N/A	N/A	26401
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

Capital Group KKR U.S. Equity+ — Page 75

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds® 2070 Target Date Retirement Fund	30187	33187	43187	34187	36187	37187
American Funds® 2065 Target Date Retirement Fund	30185	33185	43185	34185	36185	37185
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds® 2025 Target Date Retirement Income Fund	064	364	43064	464	664	764
American Funds® 2020 Target Date Retirement Income Fund	063	363	43063	463	663	763
American Funds® 2015 Target Date Retirement Income Fund	062	362	43062	462	662	762
American Funds® 2010 Target Date Retirement Income Fund	061	361	43061	461	661	761

Capital Group KKR U.S. Equity+ — Page 76

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2070 Target Date Retirement Fund	21187	22187	41187	23187	24187	27187	25187	26187
American Funds 2065 Target Date Retirement Fund	21185	22185	41185	23185	24185	27185	25185	26185
American Funds 2060 Target Date Retirement Fund	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Income Fund	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Income Fund	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Income Fund	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Income Fund	2161	2261	4161	2361	2461	2761	2561	2661

Capital Group KKR U.S. Equity+ — Page 77

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3
American Funds College Target Date Series®
American Funds® College 2042 Fund	10144	13144	15144	46144	14144	16144	17144
American Funds® College 2039 Fund	10136	13136	15136	46136	14136	16136	17136
American Funds® College 2036 Fund	10125	13125	15125	46125	14125	16125	17125
American Funds College 2033 Fund®	10103	13103	15103	46103	14103	16103	17103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494	1694	1794
American Funds College 2027 Fund®	1093	1393	1593	46093	1493	1693	1793
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488	1688	1788

Capital Group KKR U.S. Equity+ — Page 78

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Portfolio Series
American Funds® Global Growth Portfolio	055	355	43055	455	655	755
American Funds® Growth Portfolio	053	353	43053	453	653	753
American Funds® Growth and Income Portfolio	051	351	43051	451	651	751
American Funds® Moderate Growth and Income Portfolio	050	350	43050	450	650	750
American Funds® Conservative Growth and Income Portfolio	047	347	43047	447	647	747
American Funds® Tax-Aware Conservative Growth and Income Portfolio	046	346	43046	446	646	746
American Funds® Preservation Portfolio	045	345	43045	445	645	745
American Funds® Tax-Exempt Preservation Portfolio	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1	Class 529-F-2	Class 529-F-3	Class ABLE-A	Class ABLE-F-2
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455	1655	1755	48055	60055
American Funds Growth Portfolio	1053	1353	1553	46053	1453	1653	1753	48053	60053
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451	1651	1751	48051	60051
American Funds Moderate Growth and Income Portfolio	1050	1350	1550	46050	1450	1650	1750	48050	60050
American Funds Conservative Growth and Income Portfolio	1047	1347	1547	46047	1447	1647	1747	48047	60047
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445	1645	1745	48045	60045
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Moderate Growth and Income Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Conservative Growth and Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Aware Conservative Growth and Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Capital Group KKR U.S. Equity+ — Page 79

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds® Retirement Income Portfolio Series
American Funds® Retirement Income Portfolio – Conservative	30109	33109	43109	34109	36109	37109
American Funds® Retirement Income Portfolio – Moderate	30110	33110	43110	34110	36110	37110
American Funds® Retirement Income Portfolio – Enhanced	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

Capital Group KKR U.S. Equity+ — Page 80

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, S&P Global Ratings and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

Capital Group KKR U.S. Equity+ — Page 81

S&P Global Ratings
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

Capital Group KKR U.S. Equity+ — Page 82

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to D if it is subject to a distressed debt restructuring.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

Indicates that a rating has not been assigned or is no longer assigned.

Capital Group KKR U.S. Equity+ — Page 83

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

Capital Group KKR U.S. Equity+ — Page 84

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

Capital Group KKR U.S. Equity+ — Page 85

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P Global Ratings

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor's capacity to meet its financial commitments on the obligation.

Capital Group KKR U.S. Equity+ — Page 86

Financial statement

Capital Group KKR U.S. Equity+
Statement of assets and liabilities at February 1, 2026

Assets:
Cash			$ 100,000

Net assets at February 1, 2026			$ 100,000

Net assets consist of:
Capital paid in on shares of beneficial interest			$ 100,000

Net assets at February 1, 2026			$ 100,000

Shares of beneficial interest issued and outstanding (no stated par value) -
unlimited shares authorized

	Net assets	Shares outstanding	Net asset value per share
Class F-3	$ 100,000	10,000	$ 10.00

Refer to the notes to financial statement

Notes to financial statement

1.	Organization

Capital Group KKR U.S. Equity+ (the “fund”) was organized on July 10, 2025, as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company that continuously offers its common shares and operates as an interval fund. The fund seeks to provide long-term capital appreciation. The fund generally expects to invest approximately 60% of its net assets in publicly traded equity securities and approximately 40% of its net assets in private equity securities. With respect to the private equity securities, the fund seeks to allocate approximately 30% of its net assets in KKR Private Equity Conglomerate LLC (“K-PEC”) and no more than 10% of its net assets in one or more other KKR vehicles (“co-investments”) that pursue private equity strategies.

To date, the fund has had no transactions other than those relating to organization matters and the sale of 10,000 shares of Class F-3 capital stock to Capital Research and Management Company (“CRMC”), the fund’s investment adviser. The fund’s fiscal year ends on March 31.

The fund has six share classes consisting of five retail share classes (Classes A, A-2, A-3, F-2 and F-3) and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption
Class A	Up to 5.75%	1.00% for redemptions within 18 months of purchase for investments of $1,000,000 or more
Class A-2	Up to 3.50%	2.00% for redemptions within 12 months of purchase for investments of $750,000 or more
Class A-3	None	None
Classes F-2 and F-3	None	None
Class R-6	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2.	Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statement has been prepared to comply with U.S. generally accepted accounting principles. These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statement.

Cash – Cash is comprised of cash in a bank account.

3.	Fees and transactions with related parties

The fund has entered into an Investment Advisory and Service Agreement with CRMC, a Principal Underwriting Agreement with Capital Client Group, Inc. ("CCG"), and a Shareholder Services Agreement with American Funds Service Company ® ("AFS"). CRMC, CCG and AFS are considered related parties to the fund.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.35% of daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The fund has plans of distribution for the share classes indicated below. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 0.75% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class A-2	0.55%	0.75%
Class A-3	0.75%	0.75%

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

Accounting and administrative services – The fund has a sub-administration agreement with Bank of New York (“BNY”) under which the fund compensates BNY for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY is not a related party to the fund.

Trustees’ deferred compensation – The board of trustees has adopted a deferred compensation plan. Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees will receive any compensation directly from the fund.

4.	Federal income taxation and distributions

It is the fund’s policy to comply in its initial year and thereafter with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income and net capital gains each year.

5.	Organizational expenses

CRMC has agreed to pay the organizational and initial offering costs with respect to the fund. CRMC does not intend to recoup these expenses.

6.	Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

7.	Repurchase offers

As a closed-end interval fund and pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended, the fund has adopted a fundamental policy to conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value. The fund plans to conduct quarterly repurchase offers for 5% of its outstanding shares under ordinary circumstances, subject to approval of the board of trustees.

8.	Subsequent events

As of February 13, 2026, the date the financial statement was available to be issued, no subsequent events or transactions had occurred that would have materially impacted the financial statement as presented.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Trustees of Capital Group KKR U.S. Equity+:

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of Capital Group KKR U.S. Equity+ (the “Fund”) as of February 1, 2026, and the related notes. In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of February 1, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. Our procedures included confirmation of cash as of February 1, 2026, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California

February 13, 2026

We have served as the auditor of one or more American Funds investment companies since 1956.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)            Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed as part of the Statement of Additional Information.

(2)            Exhibits:

(a)            Articles of Incorporation

(1)            Certificate of Trust dated 7/10/25 – previously filed (see Pre-Effective Amendment No. X filed 7/29/25)

(2)            Agreement and Declaration of Trust – previously filed (see Pre-Effective Amendment No. X filed 7/29/25)

(b)            By-laws - By-laws – previously filed (see Pre-Effective Amendment No. X filed 7/29/25)

(c)            Voting Trust Agreement - Not applicable.

(d)           Instruments Defining Rights of Security Holders – Multiple Class Plan Pursuant to Rule 18f-3 – previously filed (see Pre-Effective Amendment No. 2 filed1/16/26)

(e)            Instruments Defining Rights of Long-Term Debt Holders - Not applicable.

(f)            Dividend Reinvestment Plan – Dividend Reinvestment Plan – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(g)           Investment Advisory Contract – Investment Advisory and Service Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(h)           Underwriting Contracts

(1)            Principal Underwriting Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(2)            Rule 12b-1 Plan – Plans of Distribution for Class A, A-2 and A-3 shares – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(i)            Bonus or Profit Sharing Contracts – Deferred Compensation Plan – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

Capital Group KKR U.S. Equity+ – Page C-1

(j)            Custodian Agreements

(1)            Global Custody Agreement dated 4/11/25 – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(2)            Amendment to the Global Custody Agreement effective 12/11/25 – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(k)            Other Material Contracts

(1)            Shareholder Services Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(2)            Administrative Services Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(3)            Form of Indemnification Agreement – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(l)            Legal Opinion – Legal Opinion – previously filed (see Pre-Effective Amendment No. 2 filed 1/16/26)

(m)          Consent to Service of Process of a Non-U.S. Director, Officer, Investment adviser or Expert – Not applicable.

(n)           Other Opinions – Consent of Independent Registered Public Accounting Firm

(o)           Omitted Financial Statements – Not applicable.

(p)           Initial Capital/Subscription Agreements – Initial capital agreements dated 1/6/26

(q)           Model Plan for Retirement Plan – Not applicable.

(r)            Code of Ethics

(1)            Code of Ethics for The Capital Group Companies dated May 2025

(2)            Code of Ethics for Registrant dated May 2005

(s)            Calculation of filing fee tables – Not applicable.

(t)            Powers of Attorney – Powers of Attorney

Capital Group KKR U.S. Equity+ – Page C-2

Item 26. Marketing Arrangements

Reference is made to the Distribution Agreement, which is included as Exhibit (2)(h)(1) hereto.

Item 27. Other Expenses of Issuance and Distribution

Not applicable.

Item 28. Persons Controlled by or Under Common Control with the Registrant

None.

Item 29. Number of Holder of Securities

Set forth below is the number of record holders of securities of the Registrant as of February 19, 2026:

Title of Class	Number of Record Holders
Class F-3 Shares	1

Item 30. Indemnification

The Registrant is a joint-insured under Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article 8 of the Registrant’s Agreement and Declaration of Trust as well as the indemnification agreements that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the 1940 Act), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the 1940 Act, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Capital Group KKR U.S. Equity+ – Page C-3

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the 1940 Act, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980).

Item 31. Business and other connections of investment adviser

The description of the Adviser under the caption “Management and organization” in the prospectus and “investment adviser” in the Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-8055) filed under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and is incorporated herein by reference. The Adviser’s principal business address is 333 South Hope Street, Los Angeles, CA 90071.

Item 32. Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the 1940 Act, are maintained and held in the offices of the Adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071; 6455 Irvine Center Drive, Irvine, California 92618; and/or 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant's records covering portfolio transactions are maintained and kept by its custodian, Bank of New York Mellon, 240 Greenwich Street, New York, New York, 10286.

Certain other books and records required to be maintained by the Adviser under Section 4.23 under the Commodity Exchange Act and the rules and regulations promulgated thereunder, including records relating to certain portfolio transactions, are maintained and kept in the offices of Capital Research and Management Company and American Funds Service Company, at the addresses provided above.

Capital Group KKR U.S. Equity+ – Page C-4

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)            Not applicable.

(2)            Not applicable.

(3)            The Registrant hereby undertakes:

(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1)	to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2)	to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement.

(3)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

Capital Group KKR U.S. Equity+ – Page C-5

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser, each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)            Not applicable.

(5)            Not applicable.

Capital Group KKR U.S. Equity+ – Page C-6

(6)	Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

(7)	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

Capital Group KKR U.S. Equity+ – Page C-7

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and County of Los Angeles, and State of California, on the 17th day of February, 2026.

CAPITAL GROUP KKR U.S. EQUITY+

/s/ Michael W. Stockton
(Michael W. Stockton, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on February 17, 2026, by the following persons in the capacities indicated.

	Signature		Title

(1)	Principal Executive Officer:

	/s/ Michael W. Stockton		Executive Vice President
(Michael W. Stockton)

(2)	Principal Financial Officer and Principal Accounting Officer:

	/s/ Brian C. Janssen		Treasurer
(Brian C. Janssen)

(3)	Trustees:

	Walt Burkley*		Trustee
	Pablo R. González Guajardo*		Trustee
	William Jones*		Chair (Independent and Non-Executive)
	Amy Zegart*		Trustee

	*By:	/s/ Michael R. Tom
(Michael R. Tom, pursuant to a power of attorney filed herewith)

Capital Group KKR U.S. Equity+ – Page C-8